Zevenbergen Growth Fund
Zevenbergen Genea Fund
each a series of Trust for Advised Portfolios
615 East Michigan Street
Milwaukee, WI 53202
1-844-ZVNBRGN (1-844-986-2746)
WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.
December 18, 2023
Dear Shareholder,
We are sending this information to you because you are a shareholder of the Zevenbergen Growth Fund or Zevenbergen Genea Fund (each, a “Target Fund,” and together, the “Target Funds”), each a series of Trust for Advised Portfolios (“TAP Trust”) advised by Zevenbergen Capital Investments LLC (“Zevenbergen” or the “Adviser”). After careful consideration, the Board of Trustees of TAP Trust (the “TAP Board”) has determined that it is in the best interests of the Target Funds to reorganize and merge the Target Funds into newly created series (each, an “Acquiring Fund,” and together, the “Acquiring Funds”) of Advisor Managed Portfolios (“AMP Trust”), each with the same name as the corresponding Target Fund. These transactions will be referred to individually as a “Reorganization,” and together, as the “Reorganizations.”
Once the Reorganizations occur, the Acquiring Funds will be managed by Zevenbergen and will have the same management styles, investment restrictions and portfolio managers responsible for day-to-day management as were in place for the Target Funds. The TAP Board has determined that the Reorganizations are in the best interests of the Target Funds and their shareholders, and that the interests of the Target Funds’ shareholders will not be diluted as a result of the Reorganizations.
Importantly, the Reorganizations will not result in any change to any class of the Target Funds’ fees and expenses, investment objectives, principal investment strategies and risks, or portfolio management teams.
Following the Reorganizations, the advisory agreement and fundamental policies of each Acquiring Fund will not be materially different from those of the respective Target Fund. Furthermore, the independent members of the TAP Board comprise a majority of the independent members of the Board of Trustees of AMP Trust. In addition, AMP Trust, on behalf of Investor Class shares of the Acquiring Funds, has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) that is substantially similar to the plan pursuant to Rule 12b-1 that is currently in place for the Investor Class shares of the Target Funds, and the Rule 12b-1 distribution fees applicable to Investor Class shares of the Acquiring Funds are identical to the Rule 12b-1 distribution fees applicable to Investor Class shares of the Target Funds. As a result, we are not seeking shareholder approval for the Reorganizations and we are not requesting a proxy from you.
The enclosed Information Statement/Prospectus contains information about the Reorganizations. As a result of the Reorganizations, shareholders of each Target Fund will receive shares of the corresponding share class of the Acquiring Fund with the same aggregate net asset value as the shares of the Target Fund owned immediately prior to the Reorganizations. Target Fund shareholders will not be charged any sales load, commission or transaction fees in connection with the exchange of Target Fund shares for Acquiring Fund shares in the Reorganization.
In evaluating each Reorganization proposal, the TAP Board considered the pending litigation against TAP Trust with respect to an unrelated series of TAP Trust and determined, among other things, that the Reorganizations may enable the Acquiring Funds to benefit from greater economies of scale in the future than would otherwise be available to the Target Funds, which could lead to reduced fees or expenses for the Acquiring Funds’ shareholders in the future, and to avoid any negative impact for the Target Funds relating to the pending litigation, including but not limited to the inability to recruit and nominate new independent trustees to serve on the TAP Board. With respect to economies of scale, it is anticipated that AMP Trust could grow to a greater number of investment advisers and funds, as well as net assets, than TAP Trust, which would enable each series of AMP Trust, including the Acquiring Funds, to benefit from spreading certain fixed operating expenses of AMP Trust across more funds and net assets than TAP Trust. Each Reorganization is structured to qualify as tax-free for U.S. federal income tax purposes.
This document is provided for information only because shareholder approval is not required to effectuate the Reorganizations for the Target Funds under TAP Trust’s operating documents, and applicable Delaware state and U.S. federal law (including the 1940 Act).
You are encouraged to carefully review the enclosed materials, which explain the Reorganizations in more detail. If you have any questions or need additional information, please contact Zevenbergen at 1-844-ZVNBRGN (1-844-986-2746).
Sincerely,
/s/ Russell B. Simon
Russell B. Simon, President
Trust for Advised Portfolios

REORGANIZATION OF
Zevenbergen Growth Fund
Zevenbergen Genea Fund
(each a series of Trust for Advised Portfolios)
615 East Michigan Street
Milwaukee, WI 53202
1-844-ZVNBRGN (1-844-986-2746)
INTO THE
Zevenbergen Growth Fund
Zevenbergen Genea Fund
(each a series of Advisor Managed Portfolios)
615 East Michigan Street
Milwaukee, WI 53202
1-844-ZVNBRGN (1-844-986-2746)
_____________________________________
INFORMATION STATEMENT/PROSPECTUS
DATED December 18, 2023
WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY
This Information Statement/Prospectus (the “Information Statement/Prospectus”) is furnished to you as a shareholder of either the Zevenbergen Growth Fund (the “Target Growth Fund”) or the Zevenbergen Genea Fund (the “Target Genea Fund”) (each a “Target Fund” and together, the “Target Funds”), each a series of Trust for Advised Portfolios (“TAP Trust”) advised by Zevenbergen Capital Investments LLC (“Zevenbergen”, “ZCI” or the “Adviser”). After careful consideration, the Board of Trustees of TAP Trust (the “Board”), including all of the Independent Trustees of TAP Trust, has determined that it is in the best interests of the Target Funds to reorganize and merge each Target Fund into corresponding acquiring funds, the Zevenbergen Growth Fund (the “Acquiring Growth Fund”) and the Zevenbergen Genea Fund (the “Acquiring Genea Fund”), each a newly created series (each an “Acquiring Fund,” and together the “Acquiring Funds”) of Advisor Managed Portfolios (“AMP Trust”). Each transaction will be referred to as a “Reorganization”, or together as the “Reorganizations”, and the Target Funds and the Acquiring Funds may be referred to together as the “Funds” or a “Fund”.
Each Target Fund and its corresponding Acquiring Fund have identical investment objectives, investment strategies, restrictions, and risks, and there will be no change in investment adviser or portfolio managers. Each Target Fund and its corresponding Acquiring Fund have identical share class structures. Importantly, the Reorganizations will not result in any increase in fees or expenses for the Funds.
The TAP Board has approved the Reorganizations and has determined that the Reorganizations are in the best interests of each Target Fund and its shareholders.
Each Reorganization is expected to close on or about January 19, 2024 (the “Closing Date”). The Acquiring Funds will open for trading on January 22, 2024.

This Information Statement/Prospectus sets forth concisely the information you should know about the Reorganization of each Target Fund and constitutes an offering of the shares of each Acquiring Fund issued in the corresponding Reorganization. Please read it carefully and retain it for future reference.
In addition, the following documents each have been filed with the U.S. Securities and Exchange Commission (the “SEC”) (http://www.sec.gov), and are incorporated herein by reference:
•the Statement of Additional Information (“SAI”) dated December 18, 2023 relating to this Information Statement/Prospectus;
•the Prospectus and SAI related to the Target Funds dated October 31, 2023 (File No. 333-108394) (File No. 811-21422) (Accession No. 0000894189-23-007904); and
•the Annual Report to shareholders of the Target Funds for the fiscal year ended June 30, 2023, which has previously been sent to shareholders of the Target Funds (File No. 811-21422) (Accession No. 0000894189-23-006920).
In addition, AMP Trust has filed with the SEC a preliminary prospectus and SAI for the Acquiring Funds as they will be offered after the Reorganizations. Because the Acquiring Funds have not yet commenced operations, no annual or semi-annual reports are available.
This Information Statement/Prospectus will be mailed on or about December 20, 2023 to shareholders of record of the Target Funds as of October 27, 2023 (the “Record Date”).
Each Target Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith, file reports and other information, including proxy materials, with the SEC.
The above documents are available upon request and without charge by writing to the Target Funds at Zevenbergen Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by calling toll-free at 1-844-ZVNBRGN (1-844-986-2746). This information is also accessible via the EDGAR database on the SEC’s internet site at www.sec.gov and copies may be obtained upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.
The SEC has not approved or disapproved these securities or passed upon the adequacy of this Information Statement/Prospectus. Any representation to the contrary is a criminal offense.
No person has been authorized to give any information or make any representation not contained in this Information Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Information Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.
We are not asking you for a proxy and you are requested not to send us a proxy.
    Information Statement/Prospectus    ii

OVERVIEW
This Information Statement/Prospectus relates to the Reorganizations of the Target Funds, each a series of TAP Trust, into the corresponding Acquiring Fund, each a series of AMP Trust. TAP Trust and AMP Trust are each an open-end management investment company registered with the U.S. Securities and Exchange Commission (the “SEC”) and organized under the laws of the state of Delaware. Zevenbergen serves as investment adviser to the Target Funds and the Acquiring Funds.
Each Target Fund and its corresponding Acquiring Fund are identical in all material respects. Each Target Fund and its corresponding Acquiring Fund have the same investment objectives, fees and expenses, investment strategies, investment policies, and investment risks. Additionally, Zevenbergen provides day-to-day management of the portfolios for each of the Funds. The Funds have identical distribution and purchase procedures and exchange rights and redemption procedures. The Reorganizations are structured to qualify as tax-free for U.S. federal income tax purposes.
The TAP Board has determined that, in light of the pending litigation against TAP Trust with respect to an unrelated series of the Trust, the Reorganizations may enable the Acquiring Funds to benefit from greater economies of scale in the future than would otherwise be available to the Target Funds, which could lead to reduced fees or expenses for the Acquiring Funds’ shareholders in the future, and to avoid any negative impact for the Target Funds relating to the pending litigation, including but not limited to the inability to recruit and nominate new independent trustees to serve on the TAP Board. With respect to economies of scale, it is anticipated that AMP Trust could grow to a greater number of investment advisers and funds, as well as net assets, than TAP Trust, which would enable each series of AMP Trust, including the Acquiring Funds, to benefit from spreading certain fixed operating expenses of AMP Trust across more funds and net assets than TAP Trust.
Shareholders of the Target Funds are not required to approve the Reorganizations. Section 7.2 of Article VII of TAP Trust’s Amended and Restated Declaration of Trust permits TAP Trust, unless otherwise required by law, to cause any series of TAP Trust to be merged or consolidated with or into a series of any other investment company without shareholder approval. The Target Funds and the Acquiring Funds are all advised by Zevenbergen, and the Reorganizations are considered to be a merger of affiliated companies for purposes of Rule 17a-8 under the 1940 Act. Rule 17a-8(a)(3) permits the merger of affiliated companies without obtaining shareholder approval if: (i) no fundamental policy of the merging company is materially different from the fundamental policies of the surviving company; (ii) no advisory contract between the merging company is materially different from an advisory contract of the surviving company; (iii) trustees of the merging company who are not interested persons of the merging company and who were elected by its shareholders will comprise a majority of the trustees of the surviving company who are not interested persons of the surviving company; and (iv) any distribution fees authorized to be paid by the surviving company pursuant to Rule 12b-1 are no greater than the distribution fees of the merging company. As discussed in detail in the Information Statement/Prospectus, each Reorganization meets the criteria set forth in Rule 17a-8(a)(3). Furthermore, the TAP Board, including all Independent Trustees, has determined that the Reorganizations are in the best interests of the Target Funds and their shareholders, and that the interests of the Target Funds’ shareholders will not be diluted as a result of the Reorganizations.
COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES, RISKS AND RESTRICTIONS
There are no differences in the investment objectives, investment strategies, investment restrictions, or investment risks between the Target Growth Fund and Acquiring Growth Fund and between the Target Genea Fund and Acquiring Genea Fund. The same portfolio managers will continue to manage the corresponding Acquiring Funds.
Reorganization 1: Target Growth Fund into the Acquiring Growth Fund
Investment Objective and Investment Strategies
The Target Growth Fund and the Acquiring Growth Fund have identical investment objectives. Each Fund’s investment objective is non-fundamental and may be changed without shareholder approval.
The investment objective of the Target Growth Fund and the Acquiring Growth Fund is to seek long-term capital appreciation. Each Fund employs identical principal investment strategies in seeking to achieve its investment objective. Each Fund seeks to invest in companies that are industry leaders with significant growth potential, strong competitive advantages, a sizeable addressable market, product differentiation and quality management. Each Fund’s portfolio generally will contain 30-60 stocks of any market capitalization.
For further information about the investment strategies of the Funds, please refer to the section “Additional Information About Investment Strategies, Risks and Restrictions” in this Information Statement/Prospectus.
1

Investment Policies and Restrictions
The Target Growth Fund and the Acquiring Growth Fund have adopted identical fundamental investment restrictions, which may not be changed without prior shareholder approval. Each Fund’s fundamental investment restrictions are listed in the section “Additional Information About Investment Strategies, Risks and Restrictions” in this Information Statement/Prospectus.
The Target Growth Fund and the Acquiring Growth Fund each observe the following policy, which is not deemed fundamental and may be changed without shareholder approval. The Funds may not invest in derivatives (excluding certain currency and interest rate hedging transactions).
Principal Investment Risks
The principal risks associated with an investment in the Target Growth Fund and the Acquiring Growth Fund are identical. Each Fund is subject to the following principal risks: ADR Risk, Equity Securities and Market Risk, Foreign Securities and Companies Risk, Market Risk, Growth Stock Risk, IPOs and Unseasoned Companies Risk, Large-Capitalization Companies Risk, Management Risk, Non-Diversification Risk, Sector Emphasis Risk and Small- and Mid-Capitalization Companies Risk.
For further information about the risks of investments in the Funds, please refer to the section “Additional Information About Investment Strategies, Risks and Restrictions” in this Information Statement/Prospectus.
Reorganization 2: Target Genea Fund into the Acquiring Genea Fund
Investment Objective and Investment Strategies
The Target Genea Fund and the Acquiring Genea Fund have identical investment objectives. Each Fund’s investment objective is non-fundamental and may be changed without shareholder approval.
The investment objective of the Target Genea Fund and the Acquiring Genea Fund is to seek long-term capital appreciation. Each Fund employs identical principal investment strategies in seeking to achieve its investment objective. Each Fund seeks to invest in companies benefiting from advancements in technology regardless of sector or industry. With a long-term investment horizon, the Adviser identifies companies with significant growth potential, strong competitive advantages, a sizeable addressable market, product differentiation and quality management. Each Fund’s portfolio generally will contain 20-40 stocks of any market capitalization.
For further information about the investment strategies of the Funds, please refer to the section “Additional Information About Investment Strategies, Risks and Restrictions” in this Information Statement/Prospectus.
Investment Policies and Restrictions
The Target Genea Fund and the Acquiring Genea Fund have adopted identical fundamental investment restrictions, which may not be changed without prior shareholder approval. Each Fund’s fundamental investment restrictions are listed in the section “Additional Information About Investment Strategies, Risks and Restrictions” in this Information Statement/Prospectus.
The Target Genea Fund and the Acquiring Genea Fund each observe the following policy, which is not deemed fundamental and may be changed without shareholder approval. The Funds may not invest in derivatives (excluding certain currency and interest rate hedging transactions).
Principal Investment Risks
The principal risks associated with an investment in the Target Genea Fund and the Acquiring Genea Fund are identical. Each Fund is subject to the following principal risks: ADR Risk, Equity Securities and Market Risk, Foreign Securities and Companies Risk, Growth Stock Risk, IPOs and Unseasoned Companies Risk, Large-Capitalization Companies Risk, Management Risk, Market Risk, Non-Diversification Risk, Sector Emphasis Risk and Small- and Mid-Capitalization Companies Risk.
For further information about the risks of investments in the Funds, please refer to Appendix C.
FEES AND EXPENSES
As an investor, shareholders pay fees and expenses to buy and hold shares of the Target Funds or the Acquiring Funds. Neither the Target Funds nor the Acquiring Funds charge a front-end or deferred “sales charge”. Shareholders pay annual fund operating expenses indirectly because they are deducted from fund assets. The Target Funds and Acquiring Funds each charge a 1.00% redemption fee on the redemption of Investor Class and Institutional Class shares held for 90 days or less.
    Information Statement/Prospectus    2

The fees and expenses of each share class of a Target Fund and the same share class of its corresponding Acquiring Fund are identical. The Acquiring Funds are not operational and do not currently have assets. The information below shows the current fees and expenses for the Target Funds and the Acquiring Funds. The Target Funds and the Acquiring Funds are subject to identical expense limitation arrangement as described in the footnotes to the fee tables below.
These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Target Funds and the Acquiring Funds. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Target Growth Fund and Acquiring Growth Fund

Shareholder Fees (fees paid directly from your investment)	Investor Class		Institutional Class
Redemption Fee (as a percentage of amount redeemed on shares held for 90 days or less)		1.00%		1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.80%		0.80%
Distribution and Service (Rule 12b-1) Fees		0.25%		None
Other Expenses		0.50%		0.45%
Shareholder Servicing Fees	0.15%		0.10%
Remainder of Other Expenses	0.35%		0.35%
Total Annual Fund Operating Expenses		1.55%		1.25%
Less: Fee Waiver and/or Expense Reimbursement		-0.25%		-0.25%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (1)		1.30%		1.00%

(1)Zevenbergen has contractually agreed to waive a portion or all of its management fees and pay Fund expenses (excluding shareholder servicing fees, any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, acquired fund fees and expenses, merger or reorganization-related expenses, portfolio transaction expenses, interest expense and dividends paid on short sales, and extraordinary expenses) in order to limit the total annual fund operating expenses to 1.15% and 0.90% of average daily net assets of the Fund’s Investor Class and Institutional Class shares, respectively (the “Expense Caps”). The Expense Caps will remain in effect through at least October 31, 2024 for the Target Growth Fund and at least January 19, 2025 for the Acquiring Growth Fund, and may be terminated only by the TAP Board with respect to the Target Growth Fund or the AMP Board with respect to the Acquiring Growth Fund, and may be terminated only by TAP Trust’s Board of Trustees (the “TAP Board”) with respect to the Target Growth Fund or AMP Trust’s Board of Trustees (the “AMP Board”) with respect to the Acquiring Growth Fund. The Adviser may request recoupment from the Fund of previously waived fees and paid expenses for up to three years from the date such fees and expenses were waived or paid, provided that such recoupment does not cause the Fund’s expense ratio (after recoupment is taken into account) to exceed the lower of: (1) the Expense Cap at the time such amounts were waived or paid, and (2) the Fund’s Expense Cap at the time of the recoupment. Each Target Fund and Acquiring Fund must pay its current ordinary operating expenses before the Adviser is entitled to any recoupment of fees waived or expenses reimbursed. The Adviser’s ability to request recoupment of previously waived fees and paid expenses with respect to the Target Fund will survive the Reorganization.

    Information Statement/Prospectus    3

Target Genea Fund and Acquiring Genea Fund

Shareholder Fees (fees paid directly from your investment)	Investor Class		Institutional Class
Redemption Fee (as a percentage of amount redeemed on shares held for 90 days or less)		1.00%		1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.80%		0.80%
Distribution and Service (Rule 12b-1) Fees		0.25%		None
Other Expenses		0.61%		0.56%
Shareholder Servicing Fees	0.15%		0.10%
Remainder of Other Expenses	0.46%		0.46%
Total Annual Fund Operating Expenses		1.66%		1.36%
Less: Fee Waiver and/or Expense Reimbursement		-0.36%		-0.36%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (1)		1.30%		1.00%

(1)Zevenbergen has contractually agreed to waive a portion or all of its management fees and pay Fund expenses (excluding shareholder servicing fees, any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, acquired fund fees and expenses, merger or reorganization-related expenses, portfolio transaction expenses, interest expense and dividends paid on short sales, and extraordinary expenses) in order to limit the total annual fund operating expenses to 1.15% and 0.90% of average daily net assets of the Fund’s Investor Class and Institutional Class shares, respectively (the “Expense Caps”). The Expense Caps will remain in effect through at least October 31, 2024 for the Target Genea Fund and at least January 19, 2025 for the Acquiring Genea Fund, and may be terminated only by the TAP Board with respect to the Target Genea Fund or the AMP Board with respect to the Acquiring Genea Fund. The Adviser may request recoupment from the Fund of previously waived fees and paid expenses for up to three years from the date such fees and expenses were waived or paid, provided that such recoupment does not cause the Fund’s expense ratio (after recoupment is taken into account) to exceed the lower of: (1) the Expense Cap at the time such amounts were waived or paid, and (2) the Fund’s Expense Cap at the time of the recoupment. Each Target Fund and Acquiring Fund must pay its current ordinary operating expenses before the Adviser is entitled to any recoupment of fees waived or expenses reimbursed. The Adviser’s ability to request recoupment of previously waived fees and paid expenses with respect to the Target Fund will survive the Reorganization.
Example
These examples are intended to help you compare the cost of investing in the Target Funds and the Acquiring Funds with the cost of investing in other funds. The examples assumes that you invest $10,000 in the Funds for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Funds’ operating expenses remain the same (taking into account the Expense Caps that are in place for the first year of each period). These examples do not include the brokerage commissions that investors may pay on their purchases and sales of shares. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Target Growth Fund and Acquiring Growth Fund
	1 Year	3 Years	5 Years	10 Years
Investor Class	$132	$465	$821	$1,824
Institutional Class	$102	$372	$662	$1,489

Target Genea Fund and Acquiring Genea Fund
	1 Year	3 Years	5 Years	10 Years
Investor Class	$132	$488	$868	$1,935
Institutional Class	$102	$395	$710	$1,604
    Information Statement/Prospectus    4

Portfolio Turnover
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year ended June 30, 2023, the Target Growth Fund’s portfolio turnover rate was 21.85% of the average value of its portfolio and the Target Genea Fund’s portfolio turnover rate was 19.89% of the average value of its portfolio. The Acquiring Funds are each expected to have a similar portfolio turnover rate.
PERFORMANCE HISTORY
For the Reorganizations, each Acquiring Fund will be the surviving legal entity, and will adopt the accounting history of the corresponding Target Fund. As a result, the Acquiring Funds will assume the financial and performance history of the Target Funds when the Reorganizations close.
The bar charts show performance of the Institutional Class shares of each Target Fund from year to year. The tables below illustrate how each Target Fund’s average annual returns for the period indicated compare with those of a broad measure of market performance. A Target Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. Updated performance information, is posted on the Funds’ website at www.zci.com/funds or by calling the Funds toll-free at 1-844-ZVNBRGN (1-844-986-2746).
Zevenbergen Growth Fund
Calendar Year Total Returns
Calendar Years Ended December 31,
During the period of time shown in the bar chart, the Target Growth Fund’s highest quarterly return was 54.30% for the quarter ended June 30, 2020, and the lowest quarterly return was -40.64% for the quarter ended June 30, 2022.
For the year-to-date period ended September 30, 2023, the Target Growth Fund’s total return was 42.14%.
Average Annual Total Returns
For the Periods Ended December 31, 2022

Institutional Class	1 Year	5 Years	Since Inception August 31, 2015
Return Before Taxes	(54.65)%	6.34%	8.27%
Return After Taxes on Distributions	(54.65)%	6.24%	8.20%
Return After Taxes on Distributions and Sale of Fund Shares	(32.35)%	5.06%	6.71%
Investor Class
Return Before Taxes	(54.79)%	6.05%	7.98%
Russell 3000® Growth Index (reflects no deduction for fees, expenses, or taxes)	(28.97)%	10.45%	12.56%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements
    Information Statement/Prospectus    5

such as 401(k) plans or individual retirement accounts (“IRAs”). In certain cases, the figure representing “Return after Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. After-tax returns are shown only for the Institutional Class. After-Tax returns for the Investor Class will vary to the extent it has different expenses.

Zevenbergen Genea Fund
Calendar Year Total Returns
Calendar Years Ended December 31,
During the period of time shown in the bar chart, the Target Genea Fund’s highest quarterly return was 62.07% for the quarter ended June 30, 2020, and the lowest quarterly return was -44.21% for the quarter ended June 30, 2022.
For the year-to-date period ended September 30, 2023, the Target Genea Fund’s total return was 47.91%.
Average Annual Total Returns
For the Periods Ended December 31, 2022

Institutional Class	1 Year	5 Years	Since Inception August 31, 2015
Return Before Taxes	(58.75)%	6.72%	11.26%
Return After Taxes on Distributions	(58.75)%	6.69%	11.24%
Return After Taxes on Distributions and Sale of Fund Shares	(34.78)%	5.26%	9.17%
Investor Class
Return Before Taxes	(58.89)%	6.44%	10.96%
Russell 3000® Growth Total Return Index (reflects no deduction for fees, expenses, or taxes)	(28.97)%	10.45%	12.56%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. In certain cases, the figure representing “Return after Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. After-tax returns are shown only for the Institutional Class. After-tax returns for the Investor Class will vary to the extent it has different expenses.
MANAGEMENT OF THE FUNDS
Investment Adviser
Zevenbergen Capital Investments LLC is the investment adviser to the Target Funds and the Acquiring Funds and is located at 326 Admiral Way, Suite 200, Edmonds, Washington 98020. The Adviser is an SEC registered investment advisory firm formed in 1987. As of August 31, 2023, the Adviser had assets under management of approximately $4.3 billion.
    Information Statement/Prospectus    6

The Target Funds and the Acquiring Funds have each entered into an investment advisory agreement with the Adviser, pursuant to which the Adviser is responsible for the day-to-day management of the Funds in accordance with their investment objectives and policies. The Adviser provides the personnel needed to fulfill its obligations under its advisory agreement, performs certain administrative services and furnishes office space necessary to perform such duties.
The Target Funds and the Acquiring Funds have identical management fees. As compensation for its services, each Fund pays the Adviser a monthly advisory fee at the annual rate of 0.80% of each Fund’s average daily net assets. For the fiscal year ended June 30, 2023, the Adviser received an aggregate fee, after fee waivers, of 0.55% and 0.44% of average net assets of the Target Growth Fund and Target Genea Fund, respectively.
Additionally, for the Target Funds and the Acquiring Funds, the Adviser has contractually agreed to waive all or a portion of its management fees and pay Fund expenses (excluding shareholder servicing fees, any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, acquired fund fees and expenses, merger or reorganization-related expenses, portfolio transaction expenses, interest expense and dividends paid on short sales, and extraordinary expenses) in order to limit annual fund operating expenses to 1.15% of average daily net assets of each of the Zevenbergen Growth Fund’s and Zevenbergen Genea Fund’s Investor Class shares and 0.90% of average daily net assets of each of the Zevenbergen Growth Fund’s and Zevenbergen Genea Fund’s Institutional Class shares. The expense limitation agreement for each Target Fund is in effect until at least October 31, 2024, and the expense limitation agreement for each Acquiring Fund is in effect until at least January 19, 2025. The Target Funds’ expense limitation agreement can be terminated only by the TAP Board and the Acquiring Funds’ expense limitation agreement can be terminated only by the AMP Board. The Adviser may request recoupment from each Fund of previously waived fees and paid expenses for up to three years from the date such fees and expenses were waived or paid, provided that such recoupment does not cause the Fund’s expense ratio (after recoupment is taken into account) to exceed the lower of: (1) the Expense Cap at the time such amounts were waived or paid, and (2) the Fund’s Expense Cap at the time of the recoupment. Each Target Fund and Acquiring Fund must pay its current ordinary operating expenses (subject to any current Expense Cap in place) before the Adviser is entitled to any recoupment of fees waived or expenses reimbursed. The Adviser’s ability to request recoupment of previously waived fees and paid expenses with respect to the Target Funds will survive the Reorganizations.
A discussion regarding the AMP Board’s basis for approving the investment advisory agreement for the Acquiring Funds will be included in the semi-annual report to shareholders for the period ending December 31, 2023.
Portfolio Managers
Nancy Zevenbergen, CFA, Brooke de Boutray, CFA, Joseph Dennison, CFA, and Anthony Zackery, CFA are jointly and primarily responsible for the day-to-day management of the Target Funds. Ms. de Boutray will retire from her role as Portfolio Manager of the Target Funds and co-Chief Investment Officer for ZCI effective December 31, 2023. Ms. Zevenbergen, Mr. Dennison, and Mr. Zackery, will be jointly and primarily responsible for the day-to-day management of the Acquiring Funds following the Reorganizations.
Nancy Zevenbergen, CFA. Ms. Zevenbergen established ZCI in 1987, creating a responsive, research-focused investment firm. Prior to founding the firm, she was a Portfolio Manager and Research Analyst for Rainier National Bank for six years. She was responsible for supervising trust assets for individuals and organizations with diverse investment goals and varying constraints. Currently, Ms. Zevenbergen oversees the firm’s investment policy and portfolio management decisions, maintaining a strong commitment to original research. She graduated from the University of Washington, earning a BA in Business Administration with a concentration in Finance, is a CFA charterholder and a member of both the CFA Institute and the CFA Society of Seattle. Ms. Zevenbergen serves as an Independent Trustee of the Smead Funds Trust and serves on the Seattle Pacific Foundation Board of Directors. Furthermore, she is a member of the University of Washington Foster School of Business Advisory Board, an At Large Director of the UW Foundation Board, and member of its Nominating Committee.
Brooke de Boutray, CFA. Ms. de Boutray joined ZCI in 1992 with primary responsibilities in portfolio management and equity research. Her lengthy career in the financial industry includes positions as Portfolio Manager, Research Analyst and Trust Officer for First Interstate Bank, as well as Portfolio Manager and Director of Marketing for M.T. Associates Investment Council. As a Portfolio Manager, she helps define ZCI’s investment policy and has responsibility for selecting equity holdings. Ms. de Boutray received a BA in Business Administration from the University of Washington and a MBA from the University of Puget Sound. She is a CFA charterholder and a member of both the CFA Institute and the CFA Society of Seattle. Ms. de Boutray serves on the Department of Finance Advisory Board at Seattle University’s Albers School of Business and Economics, and the Finance Committee of the Washington Athletic Club Board of Governors. In addition, she is a member of the Pacific Northwest Ballet Advisory Board and an associate member of the ARCS Foundation, Inc. (Achievement Rewards for College Scientists). Ms. de Boutray will retire from her role as Portfolio Manager of the Funds and co-Chief Investment Officer for ZCI effective December 31, 2023.
    Information Statement/Prospectus    7

Joseph Dennison, CFA. Mr. Dennison joined ZCI in 2011 and serves as an integral member of the firm’s portfolio management team with responsibility for original research (which includes financial statement analysis, forecasting and management assessment), security selection and client portfolio construction. He also serves as a key liaison with many of ZCI’s individual and mutual fund clients. Prior responsibilities at ZCI have included equity trading and various foundational operations roles. Prior to joining the firm, Mr. Dennison worked for Seattle’s largest public defender, as well as serving as Grant Awards & Investment Associate for Anduin Foundation. In his role with The Defender Association, Mr. Dennison was a primary source of communication with clients, specializing in conflict resolution, scheduling, and case assignment. For Anduin, Mr. Dennison was responsible for researching and contacting potential grant recipients, as well as assisting in determining long-term gifting and investment strategies. He received his BA in Political Science from Yale University. Mr. Dennison is a CFA charterholder and is a member of both the CFA Institute and CFA Society of Seattle.
Anthony Zackery, CFA. Mr. Zackery joined ZCI in 2011 and serves as an integral member of the firm’s portfolio management team with responsibility for original research (which includes financial statement analysis, forecasting and management assessment), security selection and client portfolio construction. He also serves as a key liaison with many of ZCI’s individual and mutual fund clients and has responsibility as the firm’s sustainable investment lead, coordinating ZCI’s proprietary ESG research and guiding the portfolio management team on incorporation of financially relevant ESG factors within the client portfolio decision-making process. Prior responsibilities at ZCI have included trading and foundational operations roles. Before joining ZCI, Mr. Zackery worked as a Credit Analyst for Banner Bank, where he evaluated the creditworthiness of existing and prospective bank clients. He graduated magna cum laude with a BA in Business Administration, finance concentration, and minor in economics from Western Washington University, where he was a Presidential Scholar. He currently serves as an advisory board member to the Western Washington University College of Business and Economics Investment Management and Scholarship Endowment Fund. Mr. Zackery is a CFA charterholder and is a member of both the CFA Institute and CFA Society of Seattle.
The SAI to this Information Statement/Prospectus provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers’ ownership in the Funds.
SHAREHOLDER INFORMATION
Pricing of Fund Shares
Shares of the Funds are sold based on the NAV per share which is calculated as of the close of regular trading (generally, 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange (the “NYSE”) is open for unrestricted business. However, the Funds’ NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. The NYSE is closed on weekends and most national holidays, including New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV will not be calculated on days when the NYSE is closed for trading.
Purchase and redemption requests are priced based on the next NAV per share calculated after receipt of such requests. The NAV is the value of each Fund’s securities, cash and other assets, minus all expenses and liabilities (assets – liabilities = NAV). NAV per share is determined by dividing NAV by the number of shares outstanding (NAV/ # of shares = NAV per share). The NAV takes into account the expenses and fees of a Fund, including management and administration fees, which are accrued daily.
When determining NAV, the value of a Fund’s portfolio investments is based on readily available market quotations, which generally means a reliable valuation obtained from an exchange or other market (or based on a price quotation or other equivalent indication of the value supplied by an exchange or other market), or fair value as determined by an independent pricing service and evaluated by the Adviser. If a market quotation is not readily available or does not otherwise accurately reflect the value of an investment, an investment will be valued by another method that the Adviser believes reflects fair value in accordance with the Trust’s valuation policies and related Adviser procedures. Fair value pricing represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Accordingly, a Fund’s NAV may reflect certain portfolio investments’ fair values rather than their market prices.
Fair value pricing involves subjective judgments, and it is possible that a fair value determination for an investment will materially differ from the value that could be realized upon the sale of the investment.
Fair value pricing may be applied to non-U.S. investments. The trading hours for most non-U.S. investments end prior to the close of the NYSE, the time that each Fund’s NAV is calculated. The occurrence of certain events after the close of non-U.S. markets, but prior to the close of the NYSE (such as a significant surge or decline in the U.S. market) often will result in an
    Information Statement/Prospectus    8

adjustment to the trading prices of non-U.S. investments when non-U.S. markets open on the following business day. If such events occur, each Fund may value non-U.S. investments at fair value, taking into account such events, when it calculates its NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek profit by estimating the Fund’s NAV per share in advance of the time the NAV per share is calculated.
Other types of investments that the Funds may hold for which fair value pricing might be required include, but are not limited to: (a) investments which are not frequently traded and/or the market price of which the Adviser believes may be stale; (b) illiquid investments, including “restricted” securities and private placements for which there is no public market; (c) securities of an issuer that has entered into a restructuring; (d) securities whose trading has been halted or suspended; and (e) fixed income securities that have gone into default and for which there is not a current market value quotation.
If a Fund has portfolio investments that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.
How to Buy Shares
The minimum initial investment amount for each Fund’s Investor Class is $2,500 and $50,000 for each Fund’s Institutional Class. The minimum subsequent investment amount for each Fund’s Investor Class is $100 and $500 for each Fund’s Institutional Class. Your financial intermediary may impose different investment minimums. Please contact them for additional details.
Although not limited to the list below, the Funds’ minimum investment requirements may be waived from time to time by the Adviser, and for the following types of shareholders:
•current and retired employees, directors/trustees and officers of the Trust, the Adviser and its affiliates and certain family members of each of them (i.e., spouse, domestic partner, child, parent, sibling, grandchild and grandparent, in each case including in-law, step and adoptive relationships);
•any shareholder with an aggregate investment of $50,000 or more in the Funds;
•any trust, pension, profit sharing or other benefit plan for current and retired employees, directors/trustees and officers of the Adviser and its affiliates;
•current employees of the Funds’ transfer agent, U.S. Bancorp Fund Services, LLC, (doing business as U.S. Bank Global Fund Services) (the “Transfer Agent”), broker-dealers who act as selling agents for the Fund, intermediaries that have marketing agreements in place with the Adviser and the immediate family members of any of them;
•existing clients of the Adviser, their employees and immediate family members of such employees;
•registered investment advisers who buy through a broker-dealer or service agent who has entered into an agreement with the Funds’ distributor; and
•qualified broker-dealers who have entered into an agreement with the Funds’ distributor.
You may purchase shares of the Funds by check, by wire transfer, via electronic funds transfer through the Automated Clearing House (“ACH”) network through an authorized bank or through one or more brokers authorized by the Fund to receive purchase orders. Please use the appropriate account application when purchasing by mail or wire. If you have any questions or need further information about how to purchase shares of the Funds, you may call a customer service representative of the Funds toll-free at 1-844-ZVNBRGN (1-844-986-2746). The Funds reserve the right to reject any purchase order. For example, a purchase order may be refused if, in the Adviser’s opinion, it is so large that it would disrupt the management of the Funds. Orders may also be rejected from persons believed by the Adviser to be “market timers.”
All checks must be in U.S. dollars drawn on a domestic U.S. bank. The Funds will not accept payment in cash or money orders. The Funds do not accept postdated checks or any conditional order or payment. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.
To buy shares of a Fund, complete an account application and send it together with your check for the amount you wish to invest in the Fund to the address below. To make additional investments once you have opened your account, write your account number on the check and send it together with the Invest by Mail form, from your most recent shareholder statement received from the Transfer Agent. If you do not have the Invest by Mail form include the Fund name, your name, address, and account number on a separate piece of paper along with your check. If your payment is returned for any reason, your
    Information Statement/Prospectus    9

purchase will be canceled and a $25 fee will be assessed against your account by the Transfer Agent. You may also be responsible for any loss sustained by a Fund.
All purchase requests must be received in “good order.” “Good order” generally means that your purchase request includes the name of the Fund; the dollar amount of shares to be purchased; your account application or investment stub; and a check payable to the name of the Fund.
In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your account application as part of the Trust’s Anti-Money Laundering Program. As requested on the account application, you must supply your full name, date of birth, social security number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P. O. Box will not be accepted. Please contact the Transfer Agent at 1-844-ZVNBRGN (1-844-986-2746) if you need additional assistance when completing your account application.
If the Transfer Agent does not have a reasonable belief of the identity of an investor, the account application will be rejected or the investor will not be allowed to perform a transaction on the account until such information is received. In the rare event that the Transfer Agent is unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s NAV.
Shares of the Funds have not been registered for sale outside of the United States. The Funds generally do not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses. The Funds reserve the right to refuse purchases from shareholders who must file a Form W-8.
Purchasing Shares by Mail
Please complete the account application and mail it with your check, payable to the applicable Fund to the Transfer Agent at the following address:
Zevenbergen Funds
[Name of Zevenbergen Fund]
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
You may not send an account application via overnight delivery to a United States Postal Service post office box. If you wish to use an overnight delivery service, send your account application and check to the Transfer Agent at the following address:
Zevenbergen Funds
[Name of Zevenbergen Fund]
c/o U.S. Bank Global Fund Services
615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202
Note:    The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agent. Therefore, a deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. Receipt constitutes physical possession of the purchase order or redemption request by the Transfer Agent.
Purchasing Shares by Telephone
If you accepted telephone options on your account application or by subsequent arrangement in writing with the Funds and your account has been open for at least seven business days, you may purchase additional shares by calling the Funds toll-free at 1-844-ZVNBRGN (1-844-986-2746). You may not make your initial purchase of Fund shares by telephone. Telephone orders will be accepted via electronic funds transfer from your pre-designated bank account through the ACH network. You must have banking information established on your account prior to making a telephone purchase. Only bank accounts held at domestic institutions that are ACH members may be used for telephone transactions. If your order is received prior to 4:00 p.m., Eastern Time, shares will be purchased at the appropriate share price next calculated. For security reasons, requests by telephone may be recorded. Once a telephone transaction has been placed, it cannot be cancelled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time).
Purchasing Shares by Wire
    Information Statement/Prospectus    10

If you are making your initial investment in the Funds, before wiring funds, the Transfer Agent must have a completed account application. You can mail or overnight deliver your account application to the Transfer Agent at the above address. Upon receipt of your completed account application, your account will be established and a service representative will contact you to provide your new account number and wiring instructions. If you do not receive this information within one business day, contact the Transfer Agent. Once your account is established, you may instruct your bank to send the wire. Your bank must include the name of the Fund, your name and your account number so that monies can be correctly applied. Your bank should transmit immediately available funds by wire to:
U.S. Bank National Association
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA No. 075000022
Credit: U.S. Bancorp Fund Services, LLC
Account No. 112-952-137
Further Credit: [Name of Zevenbergen Fund]
    Shareholder Registration
    Shareholder Account Number
If you are making a subsequent purchase, your bank should wire funds as indicated above. Before each wire purchase, you should be sure to notify the Transfer Agent. It is essential that your bank include complete information about your account in all wire transactions. If you have questions about how to invest by wire, you may call the Transfer Agent at 1-844-ZVNBRGN (1-844-986-2746). Your bank may charge you a fee for sending a wire payment to the Funds.
Wired funds must be received prior to 4:00 p.m. Eastern Time to be eligible for same day pricing. Neither the Funds nor U.S. Bank National Association are responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions.
Automatic Investment Plan
Once your account has been opened with the initial minimum investment, you may make additional purchases of Investor Class or Institutional Class shares at regular intervals through the Automatic Investment Plan (“AIP”). The AIP provides a convenient method to have monies deducted from your bank account, for investment into the Fund, on a monthly or quarterly basis. In order to participate in the AIP, each purchase must be in the amount of $100 or more and your financial institution must be a member of the ACH network. If your bank rejects your payment, the Transfer Agent will charge a $25 fee to your account. To begin participating in the AIP, please complete the Automatic Investment Plan section on the account application or call the Transfer Agent at 1-844-ZVNBRGN (1-844-986-2746) if you have questions about the AIP. Any request to change or terminate your AIP should be submitted to the Transfer Agent at least five calendar days prior to the automatic investment date.
Retirement Accounts
The Funds offer prototype documents for a variety of retirement accounts for individuals and small businesses. Please call 1-844-ZVNBRGN (1-844-986-2746) for information on:
•Individual Retirement Plans, including Traditional IRAs and Roth IRAs.
•Small Business Retirement Plans, including Simple IRAs and SEP IRAs.
There may be special distribution requirements for a retirement account, such as required distributions or mandatory federal income tax withholdings. For more information, call the number listed above. Direct shareholder accounts may be charged a $15 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by other institutions may vary.
Purchasing and Selling Shares through a Broker
You may buy and sell shares of the Funds through certain brokers and financial intermediaries (and their agents) (collectively, “Brokers”) that have made arrangements with the Funds to sell its shares. When you place your order with such a Broker, your order is treated as if you had placed it directly with the Transfer Agent, and you will pay or receive the next applicable price calculated by the Funds. The Funds will be deemed to have received a purchase or redemption order when an authorized broker, or, if applicable, a broker’s designee receives the order. The Broker holds your shares in an omnibus account in the Broker’s name, and the Broker maintains your individual ownership records. The Adviser may pay the Broker for maintaining these records as well as providing other shareholder services. The Broker may charge you a fee for handling
    Information Statement/Prospectus    11

your order. The Broker is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Funds’ Prospectus.
Institutional Shares may also be available on certain brokerage platforms. An investor transacting in Institutional Shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.
Exchange Privilege
As a shareholder, you have the privilege of exchanging shares of one Zevenbergen Fund for shares of other Zevenbergen Funds in the Trust, which are offered in this Prospectus. Before exchanging into another Zevenbergen Fund, you are advised to read a description of the Fund in this Prospectus. Additionally, please note the following:
•Exchanges may only be made between like share classes;
•You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number;
•Exchanges are considered a sale and purchase of Fund shares for tax purposes and may be taxed as short-term or long-term capital gain or loss depending on the period shares are held;
•The Funds reserve the right to refuse exchange purchases by any person or group if, in the Adviser’s judgment, the Funds would be unable to invest the money effectively in accordance with their investment objectives and policies, or would otherwise potentially be adversely affected;
•If you accepted telephone options on your account application, you can make a telephone request to exchange your shares for an additional $5 fee;
•The minimum exchange amount between existing accounts invested in the Zevenbergen Funds is $1,000; and
•You may make exchanges of your shares between the Funds by telephone, in writing or through your Broker.
Converting Shares
Investors currently owning Investor Class shares may convert to Institutional Class shares if the Institutional Class minimum of $50,000 has been met.
How to Sell Shares
You may sell (redeem) your Fund shares on any day the Funds and the NYSE are open for business either directly to the Funds or through your financial intermediary.
In Writing
You may redeem your shares by simply sending a written request to the Transfer Agent. You should provide your account number and state whether you want all or some of your shares redeemed. The letter should be signed by all of the shareholders whose names appear on the account registration and include a signature guarantee(s), if necessary. If you have an IRA or other retirement plan, you must indicate on your written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election to have tax withheld will be subject to 10% withholding. You should send your redemption request to:

Regular Mail	Overnight Express Mail
Zevenbergen Funds	Zevenbergen Funds
c/o U.S. Bank Global Fund Services	c/o U.S. Bank Global Fund Services
P.O. Box 701	615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53201-0701	Milwaukee, Wisconsin 53202
Note:    The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, a deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post-office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. Receipt constitutes physical possession of the purchase order or redemption request by the Transfer Agent.
By Telephone
If you accepted telephone options on your account application, you may redeem all or some of your shares, up to $50,000, by calling the Transfer Agent at 1-844-ZVNBRGN (1-844-986-2746) before the close of trading on the NYSE, normally
    Information Statement/Prospectus    12

4:00 p.m. Eastern Time. Redemption requests received before the close of trading on the NYSE will be priced based on NAV calculated as of the close of trading. Redemption proceeds will be processed on the next business day and sent to the address that appears on the Transfer Agent’s records or via ACH to a previously established bank account. If you request, redemption proceeds will be wired on the next business day to the bank account you designated on the account application. A wire fee of $15 will be deducted from your redemption proceeds for complete redemption and any redemption to redeem a specific number of shares. In the case of a partial redemption, the fee will be deducted from the remaining account balance. Telephone redemptions cannot be made if you notified the Transfer Agent of a change of address within 15 calendar days before the redemption request.
Shares held in IRA or other retirement accounts may be redeemed by telephone at 1-844-ZVNBRGN (1-844-986-2746). Investors will be asked whether or not to withhold federal income taxes from any distribution.
You may request telephone redemption privileges after your account is opened by calling the Transfer Agent at 1-844-ZVNBRGN (1-844-986-2746) for instructions.
You may encounter higher than usual call wait times during periods of high market activity. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. If you are unable to contact the Funds by telephone, you may mail your redemption request in writing to the address noted above. Once a telephone transaction has been accepted, it may not be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time).
Payment of Redemption Proceeds
The Funds typically send the redemption proceeds on the next business day (a day when the NYSE is open for normal business) after the redemption request is received in good order and prior to market close, regardless of whether the redemption proceeds are sent via check, wire, or ACH transfer. While not expected, payment of redemption proceeds may take up to seven days. If you did not purchase your shares with a wire payment, before selling recently purchased shares, please note that if the Transfer Agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 15 calendar days from the purchase date.
Redemption “In-Kind”
The Funds typically expect to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. In stressed market conditions, redemption methods may include paying redemption proceeds to you in whole or in part by a distribution of securities from a Fund’s portfolio (a “redemption in-kind”). It is not expected that the Funds would do so except during unusual market conditions. The redemption in-kind would be a pro-rata distribution of portfolio assets. If a Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash. A redemption in-kind is treated as a taxable transaction and a sale of the redeemed shares, generally resulting in capital gain or loss to you, subject to certain loss limitation rules. If a Fund held illiquid securities, such distribution may contain a pro-rata portion of such illiquid securities or the Fund may determine, based on a materiality assessment, not to include illiquid securities in the in-kind redemption. If such securities are included in the distribution, shareholders may not be able to liquidate such securities and may be required to hold such securities indefinitely.
Signature Guarantees
Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program. A notary public is not an acceptable signature guarantor.
A signature guarantee from either a Medallion program member or a non-Medallion program member is required in the following situations:
    Information Statement/Prospectus    13

•If ownership is changed on your account;
•When redemption proceeds are payable or sent to any person, address or bank account not on record;
•When a redemption request is received by the Transfer Agent and the account address has changed within the last 15 calendar days;
•For all redemptions in excess of $50,000 from any shareholder account, including IRAs.
The Fund or the Adviser may waive any of the above requirements in certain instances. In addition to the situations described above, the Funds, the Adviser, and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.
Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.
Other Information about Redemptions
The Funds may redeem the shares in your account if the value of your account falls below $500 as a result of redemptions you have made. This does not apply to retirement plan or Uniform Gifts or Transfers to Minors Act accounts. You will be notified that the value of your account is less than the minimum initial investment amount before the Funds make an involuntary redemption. You will then have 30 days in which to make an additional investment to bring the value of your account to at least $500 before the Funds take any action.
TOOLS TO COMBAT FREQUENT TRANSACTIONS
The TAP Board and the AMP Board have each adopted policies and procedures to prevent frequent transactions in the Funds. The Funds discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm the Funds’ performance. The Funds take steps to reduce the frequency and effect of these activities in the Funds. These steps include imposing a redemption fee, monitoring trading practices and using fair value pricing. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur. Further, while the Funds make efforts to identify and restrict frequent trading, the Funds receive purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries. The Funds seek to exercise their judgment in implementing these tools to the best of their abilities in a manner that the Funds believe is consistent with shareholder interests.
Monitoring Trading Practices
The Funds monitor selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the Funds believe that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, the Funds seek to act in a manner that it believes is consistent with the best interests of shareholders. Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Funds handle, there can be no assurance that the Funds’ efforts will identify all trades or trading practices that may be considered abusive. In addition, the Funds’ ability to monitor trades that are placed by individual shareholders within group or omnibus accounts maintained by financial intermediaries is limited because the Funds do not have simultaneous access to the underlying shareholder account information.
In compliance with Rule 22c-2 of the 1940 Act, the Funds’ Distributor, on behalf of the Funds, has entered into written agreements with each of the Funds’ financial intermediaries, under which the intermediary must, upon request, provide the Funds with certain shareholder and identity trading information so that the Funds can enforce their market timing policies.
The Funds employ fair value pricing selectively, as discussed above, to ensure greater accuracy in their daily NAV and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies.
Redemption Fees
The Funds charge a 1.00% redemption fee on the redemption of Investor Class and Institutional Class shares held for 90 days or less. This fee (which is paid into the Funds) is imposed in order to help offset the transaction costs and administrative expenses associated with the activities of short-term “market timers” that engage in the frequent purchase and sale of Fund shares. The “first in, first out” (“FIFO”) method is used to determine the holding period; this means that if you bought shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether the redemption fee
    Information Statement/Prospectus    14

applies. The redemption fee is deducted from your proceeds and is retained by the Funds for the benefit of its long-term shareholders. Although the Funds have the goal of applying the redemption fee to most redemptions, the redemption fee may not be assessed in certain circumstances where it is not currently practicable for the Funds to impose the fee. This fee does not apply to Fund shares acquired through reinvested distributions, exchange transactions or omnibus accounts.
DISTRIBUTOR
Quasar Distributors, LLC (the “Distributor”) is the distributor for both the Target Funds and the Acquiring Funds. The Distributor is a broker-dealer registered with the SEC. Quasar is a registered broker-dealer and a member of the Financial Industry Regulatory Authority. Shares of the Target Funds and the Acquiring Funds are offered on a continuous basis.
Payments to Broker/Dealers and other Financial Intermediaries
If you purchase shares of the Funds through a broker-dealer or other financial intermediary, the Funds and/or the Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
INFORMATION ABOUT THE REORGANIZATIONS
Reorganizations
As further explained in this Information Statement/Prospectus, each Reorganization will be effected pursuant to an Agreement and Plan of Reorganization (the “Plan of Reorganization”), a form of which is provided in Appendix A. Under the Plan of Reorganization, each Target Fund will transfer all of its assets to the corresponding Acquiring Fund in exchange for the assumption of all liabilities of the Target Fund by the Acquiring Fund and shares of each Acquiring Fund having an aggregate NAV equal to the aggregate NAV of the shares of the corresponding Target Fund on the Closing Date for each Reorganization (currently, the Closing Date is expected to be January 19, 2024). The shares of each Acquiring Fund will be distributed pro rata to the shareholders of the corresponding Target Fund in complete liquidation of the Target Fund. Holders of shares of a Target Fund will receive the number of shares of the Acquiring Fund equal in value to the aggregate NAV of the shares of the Target Fund, in the same share class, that the shareholder held immediately prior to each Reorganization. As a result of each Reorganization, a shareholder of a Target Fund will have the same percentage of ownership in the Acquiring Fund as such shareholder’s percentage of ownership in the Target Fund prior to the Reorganization.
The TAP Board, including the Trustees who are not “interested persons” of TAP Trust (as defined in the 1940 Act) (the “Independent Trustees”), on behalf of the Target Funds, and the Board, including the Independent Trustees of AMP Trust, on behalf of the Acquiring Funds, have approved the Plan of Reorganization. The Plan of Reorganization provides for:
a.the transfer of all of the assets and the liabilities of each Target Fund to the corresponding Acquiring Fund in exchange for shares of the Acquiring Fund;
b.the distribution of each Acquiring Fund’s shares to the corresponding Target Fund’s shareholders of the same share class; and
c.the termination of the Target Funds as separate series of TAP Trust.
If the proposed Reorganizations are completed, the Acquiring Funds will acquire all of the assets and the liabilities of the corresponding Target Fund, and shareholders of the Target Fund will receive shares of the corresponding Acquiring Fund with an aggregate NAV equal to the aggregate NAV of the same share class of Target Fund shares that the shareholders own immediately prior to each Reorganization.
Reasons for the Proposed Reorganizations
The TAP Board has determined that, in light of the pending litigation against TAP Trust with respect to an unrelated series of TAP Trust, the Reorganizations may enable the Acquiring Funds to benefit from greater economies of scale in the future than would otherwise be available to the Target Funds, which could lead to reduced fees or expenses for Acquiring Fund shareholders in the future, and to avoid any negative impact for the Target Funds relating to the pending litigation, including but not limited to the inability to recruit and nominate new independent trustees to serve on the TAP Board. With respect to economies of scale, it is anticipated that AMP Trust could grow to a greater number of investment advisers and funds, as well as net assets, than TAP Trust, which would enable each series of AMP Trust, including the Acquiring Funds, to benefit from spreading certain fixed operating expenses of AMP Trust across more funds and net assets than TAP Trust. Additionally, the TAP Board believes that the Reorganizations are in the best interests of the Target Funds and their shareholders because the Acquiring Funds have identical investment objectives and the same investment strategies and policies as the corresponding Target Funds.
    Information Statement/Prospectus    15

Board Considerations
In considering and approving the Reorganizations at meetings held on May 31 and June 1, 2023, the TAP Board discussed the future of TAP Trust and the Target Funds in light of the pending litigation against TAP Trust with respect to an unrelated series of TAP Trust and the advantages of reorganizing the Target Funds into the Acquiring Funds. Among other things, the Board also reviewed, with the assistance of independent legal counsel, the overall proposal for the Reorganizations, the principal terms and conditions of the Plan of Reorganization, including that the Reorganizations be consummated on a tax-free basis, and certain other materials provided prior to and during the meeting and at other meetings throughout the past year.
In considering each Reorganization, the TAP Board took into account the following matters, among others and in no order of priority:
•The Adviser will manage the Acquiring Fund as the successor to the corresponding Target Fund.
•The investment objective, principal investment strategies, principal risks, investment policies and restrictions of the Acquiring Fund will be identical to those of the corresponding Target Fund, and the Acquiring Fund will be managed by the same portfolio management team as the corresponding Target Fund.
•The management fee for each Acquiring Fund will be the same as the management fee for the corresponding Target Fund.
•That a potential benefit of the Reorganization is that it may result in greater economies of scale for the Acquiring Fund than would otherwise exist in TAP Trust. The TAP Board recognized that the Adviser might benefit from increased economies of scale because the Adviser has agreed to waive fees and/or cover expenses of the Acquiring Fund. The TAP Board considered that a significant reduction in such expenses could enable the Adviser to reduce or waive a portion of its management fee in the future to the benefit of shareholders. The TAP Board noted that AMP Trust was expected to grow to a greater number of investment advisers and funds, as well as greater net assets, than TAP Trust, which would enable each series of AMP Trust, including the Acquiring Funds, to benefit from spreading certain fixed operating expenses of AMP Trust across more funds and net assets than TAP Trust.
•The desire to avoid any negative impact for each Target Fund relating to the pending litigation involving an unrelated series of TAP Trust, including but not limited to the inability to recruit and nominate new independent trustees to serve on the TAP Board.
•The qualifications and experience of the Acquiring Fund’s service providers, which are the same service providers of the Target Fund.
•The Adviser has contractually agreed to waive its fees and/or pay for operating expenses of the Acquiring Fund to ensure that the Acquiring Fund’s annual operating expenses after waiving fees and/or reimbursing expenses do not exceed the level of the Target Fund’s current contractual limit on total annual operating expenses at least through January 19, 2024.
•The costs of the Reorganization will not be borne by either the Target Fund or the Acquiring Fund, regardless of whether the Reorganization is consummated. The TAP Board considered that the Trust’s administrator will bear the costs associated with the Reorganization.
•Whether the Reorganization gives rise to any potential conflicts of interest.
•The Reorganization is expected to qualify as a tax-free reorganization under the Code.
•The interests of the shareholders of the Target Fund will not be diluted as a result of the Reorganization.
•If shareholders of the Target Fund do not wish to become shareholders of the corresponding Acquiring Fund, they may sell their Target Fund shares before the Reorganization.
The TAP Board, including all of the Independent Trustees, concluded that the Reorganization of each Target Fund into the corresponding Acquiring Fund was in the best interests of such Target Fund and its shareholders, and that the Target Fund’s shareholders would not have their interests diluted as a result of the Reorganization. The determinations on behalf of the Target Funds were made on the basis of each TAP Board member’s business judgment after consideration of all of the factors taken as a whole, though individual TAP Board members may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.
After consideration of the factors noted above, together with other factors and information considered to be relevant, the TAP Board determined that the Reorganizations are in the best interests of shareholders of the Target Funds, and accordingly,
    Information Statement/Prospectus    16

unanimously approved the Reorganizations of the Target Funds into the corresponding Acquiring Funds and the Plan of Reorganization.
Costs and Expenses of the Reorganizations
The Plan of Reorganization provides that all expenses of each Reorganization will be borne by U.S. Bank Global Fund Services, a service provider to the Target Fund and Acquiring Fund (the “Administrator”).Such expenses include, without limitation: (a) postage and mailing; (b) printing; (c) accounting fees; and (d) legal fees incurred by TAP Trust and AMP Trust in connection with the Reorganization. The costs associated with each Reorganization are expected to be approximately $50,000. The Administrator will bear the costs associated with the organization of each Acquiring Fund and the preparation of this Information Statement/Prospectus for the Reorganizations, among other expenses. Target Fund shareholders will not be charged any sales load, commission or transaction fees in connection with the exchange of Target Fund shares for Acquiring Fund shares in the Reorganization.
Capitalization
The following table sets forth, as of November 30, 2023, (a) the unaudited capitalization of the Target Funds and (b) the unaudited pro forma combined capitalization of the Acquiring Funds assuming the proposed Reorganizations have taken place. The capitalization is likely to be different on the Closing Date as a result of daily Target Fund purchase and redemption activity.

Zevenbergen Growth Fund Capitalization as of November 30, 2023	Net Assets	Shares Outstanding	Net Asset Value Per Share
Target Growth Fund (Investor Class)	$13,188,629.35	501,708.53	$26.29
Target Growth Fund (Institutional Class)	$91,459,648.76	3,400,858.39	$26.89
Target Growth Fund Total	$104,648,278.11	3,902,566.92	NA
Acquiring Growth Fund (Investor Class)	$13,188,629.35	501,708.53	$26.29
Acquiring Growth Fund (Institutional Class)	$91,459,648.76	3,400,858.39	$26.89
Acquiring Growth Fund (Pro Forma)* Total	$104,648,278.11	3,902,566.92	NA
Zevenbergen Genea Fund Capitalization as of November 30, 2023	Net Assets	Shares Outstanding	Net Asset Value Per Share
Target Genea Fund (Investor Class)	$43,102,698.37	1,271,721.01	$33.89
Target Genea Fund (Institutional Class)	$40,562,787.07	1,170,690.15	$34.65
Target Genea Fund Total	$83,665,485.44	2,442,411.16	NA
Acquiring Genea Fund (Investor Class)	$43,102,698.37	1,271,721.01	$33.89
Acquiring Genea Fund (Institutional Class)	$40,562,787.07	1,170,690.15	$34.65
Acquiring Genea Fund (Pro Forma)* Total	$83,665,485.44	2,442,411.16	NA
*Reflects the estimated pro forma capitalization of the applicable Acquiring Funds at November 30, 2023, as though each Reorganization had occurred on November 30, 2023, and is for informational purposes only. No assurance can be given as to how many shares of an Acquiring Fund will be received by the shareholders of the corresponding Target Fund on the date each Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of an Acquiring Fund that actually will be received on or after such date.
Federal Tax Consequences
Each Reorganization is expected to be a tax-free reorganization under Section 368(a) of the Code. Accordingly, no gain or loss is expected to be recognized by the Funds as a direct result of the Reorganizations. As a non-waivable condition to each Reorganization, the law firm Morgan, Lewis & Bockius LLP, counsel to TAP Trust and AMP Trust will provide an opinion of counsel to the effect that each Reorganization will qualify as a tax-free reorganization for federal income tax purposes as defined by Section 368(a) of the Code. In addition, the tax basis and the holding period of the Acquiring Fund shares received by each shareholder of the corresponding Target Fund in each Reorganization should be the same as the tax basis and holding period of the Target Fund shares given up by such shareholder in the Reorganization; provided that, with respect to the holding period for an Acquiring Fund shares received, the corresponding Target Fund’s shares given up must have been held as capital assets by the shareholder.
At any time before the Reorganizations take place, a shareholder may sell shares of a Target Fund. Generally, such sale would be a taxable transaction to the shareholder for federal income tax purposes.
    Information Statement/Prospectus    17

For more information on the tax consequences of a reorganization, see “Taxes” later in this Information Statement/Prospectus.
DIVIDENDS AND DISTRIBUTIONS
The Funds intend to make distributions of dividends and capital gains, if any, at least annually, typically in December. Each Fund may make an additional payment of dividends or distributions of capital gains if it deems it necessary for federal income tax purposes or otherwise desirable at any other time of the year.
All distributions will be reinvested in additional Fund shares unless you choose one of the following options: (1) receive distributions of net capital gain in cash, while reinvesting net investment income distributions in additional Fund shares; (2) receive all distributions in cash; or (3) reinvest net capital gain distributions in additional Fund shares, while receiving distributions of net investment income in cash.
If you hold shares directly with the Funds and you elect to receive dividends and/or distributions in cash, you have the option to receive such dividends and/or distributions via a direct deposit to your bank account by check.
If you elect to receive distributions and/or capital gains paid in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Funds reserve the right to reinvest the distribution check in your account, at the applicable Fund’s current NAV per share, and to reinvest all subsequent distributions. If you wish to change your distribution option, notify the Transfer Agent in writing or by telephone at least 5 days prior to the record date of the next distribution.
TAXES
Each Acquiring Fund and its shareholders are not expected to face any tax consequences as a result of the Reorganizations. The Adviser does not anticipate any restructuring of the securities in the portfolio as a result of each Reorganization due to the fact that the investment objectives and principal investment strategies of the Funds are identical. As of June 30, 2023, the Target Growth Fund and Target Genea Fund had $17,471,750 and $44,310,737, respectively, in capital loss carryforwards. Any remaining amount of capital loss carryforwards available to a Target Fund at the closing of the Reorganizations will be available to the corresponding Acquiring Fund after the Reorganizations.
Each Fund has elected and intends to qualify each year for treatment as a RIC. If it meets certain minimum distribution requirements, a RIC is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, a Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.
The Funds will typically make any distributions of dividends and capital gains annually. Dividends of net investment income and distributions from a Fund’s net short-term capital gains are taxable to you as ordinary income or, in some cases, as qualified dividend income. Distributions from a Fund’s net capital gain (the excess of its net long-term capital gains over its net short-term capital losses) are generally taxable to non-corporate shareholders at rates of up to 20%, regardless of how long the shareholders held their respective shares in the Fund. You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares.
Distributions that a Fund reports as “qualified dividend income” may be eligible to be taxed to non-corporate shareholders at rates of up to 20% if requirements, including holding period requirements, are satisfied. In general, a Fund may report its dividends as qualified dividend income to the extent derived from dividends paid to the Fund by U.S. corporations or certain corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. A portion of the dividends received from the Fund (but none of its capital gain distributions) may qualify for the dividends-received deduction for corporations.
A tax of 3.8% applies to all or a portion of net investment income of U.S. individuals with income exceeding specified thresholds, and to all or a portion of undistributed net investment income of certain estates and trusts. Net investment income generally includes for this purpose dividends and capital gain distributions paid by the Funds and gain on the redemption of Fund shares. This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.
Any dividend or capital gain distribution paid by the Funds has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend or capital gain distribution. You should note that a dividend or capital gain distribution paid on shares purchased shortly before that dividend or capital gain distribution was declared will be subject to income taxes
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even though the dividend or capital gain distribution represents, in substance, a partial return of capital to you. This is known as “buying a dividend” and should be avoided by taxable investors.
Although distributions are generally taxable when received, certain distributions declared in October, November, or December to shareholders of record on a specified date in such a month but paid the following January are taxable as if received in December of the year in which the dividend is declared.
The Funds (or their administrative agent) will send you a report annually summarizing the amount and tax aspects of your distributions.
By law, the Funds must withhold as backup withholding a percentage of your taxable distributions and redemption proceeds if you (1) have provided the Fund either an incorrect tax identification number or no number at all, (2) are subject to backup withholding by the Internal Revenue Service (“IRS”) for failure to properly report payments of interest or dividends, (3) have failed to certify to the Fund that you are not subject to backup withholding, or (4) have not certified to the Fund that you are a U.S. person (including a U.S. resident alien). The backup withholding rate is 24%. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.
The Funds will be required to report to the IRS all distributions of taxable income and capital gains as well as gross proceeds from the redemption of Fund shares, except in the case of exempt shareholders, which includes most corporations. The Funds will also be required to report tax basis information for such shares and indicate whether these shares had a short-term or long-term holding period. If a shareholder has a different basis for different shares of a Fund in the same account (e.g., if a shareholder purchased shares in the same account at different times for different prices), the Fund calculates the basis of the shares sold using its default method unless the shareholder has properly elected to use a different method. Each Fund’s default method for calculating basis is the high cost method, under which the shares with the highest cost are redeemed first. A shareholder may elect, on an account-by-account basis, to use a method other than the high cost method by following procedures established by the Funds or their administrative agent. If such an election is made on or prior to the date of the first exchange or redemption of shares in the account and on or prior to the date that is one year after the shareholder receives notice of the applicable Fund’s default method, the new election will generally apply as if the high cost method had never been in effect for such account. Shareholders should consult their tax advisers concerning the tax consequences of applying the high cost method or electing another method of basis calculation. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.
If you sell, exchange or redeem your Fund shares, it is considered a taxable event for you. Depending on the purchase price and the sale, exchange or redemption price of the shares you sell, exchange or redeem, you may have a gain or a loss on the transaction, which should generally be treated as a capital gain or loss assuming you hold Fund shares as a capital asset. Capital gain or loss realized upon a sale or exchange of Fund shares held for twelve months or less is generally treated as short-term capital gain or loss, except that any capital loss on the sale of Fund shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Fund shares. You are responsible for any tax liabilities generated by your transaction. The Internal Revenue Code limits the deductibility of capital losses in certain circumstances.
An exchange of shares of one Fund for shares of another Fund is considered a sale and generally results in a capital gain or loss for federal income tax purposes, unless you are investing through an IRA, 401(k) or other tax-advantaged account. An exchange of shares of one class directly for shares of another class of the same Fund normally should not be taxable for federal income tax purposes. You should talk to your tax advisor before making an exchange.
To the extent a Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries. If more than 50% of the total assets of a Fund consists of foreign securities, such Fund will be eligible to elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax. A Fund (or its administrative agent) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.
FINANCIAL HIGHLIGHTS SUMMARY
The fiscal year end of the Target Funds and the Acquiring Funds is June 30. The financial highlights the fiscal year ended June 30, 2023 for the Target Funds are included in Appendix B, and have been derived from financial statements audited by Cohen & Company, Ltd., the Funds’ independent registered public accounting firm. The information for the fiscal years prior to June 30, 2023 was audited by BBD, LLP, the Funds’ prior independent registered public accounting firm.
    Information Statement/Prospectus    19

The financial highlights of the Target Funds are also contained in the Annual Report to shareholders of the Target Funds for the fiscal year ended June 30, 2023, which have been audited by Cohen & Company, Ltd., the Funds’ independent registered public accounting firm. The Annual Report, which has previously been sent to Target Fund shareholders, is available on request and without charge by writing to the Zevenbergen Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, and is incorporated by reference into this Information Statement/Prospectus. Cohen & Company, Ltd. has been selected as the independent registered public accounting firm for the Target Funds and the Acquiring Funds for the fiscal year ended June 30, 2023.
As of the date of this Information Statement/Prospectus, the Acquiring Funds have not commenced operations and have no financial highlights. The Acquiring Funds will assume the accounting history of the corresponding Target Fund at the closing of the Reorganizations.
DESCRIPTION OF THE SECURITIES TO BE ISSUED; RIGHTS OF SHAREHOLDERS
The following is a summary of the material rights of shareholders of the Funds, but does not purport to be a complete description of these rights. These rights may be determined in full by reference to the Delaware statute governing statutory trusts (the “Delaware Statute”), TAP Trust’s Amended and Restated Agreement and Declaration of Trust, and TAP Trust’s Amended and Restated Bylaws, as well as AMP Trust’s Agreement and Declaration of Trust and Bylaws (collectively, the “Governing Instruments”). The Governing Instruments are subject to amendment in accordance with their terms. Copies of the Governing Instruments are available upon request and without charge by following the instructions listed under “Available Information.”
Form of Organization. The Target Funds are series of TAP Trust, an open-end management investment company organized as a Delaware statutory trust on August 28, 2003. The Acquiring Funds are series of AMP Trust, an open-end management investment company organized as a Delaware statutory trust on February 16, 2023. The Target Funds and the Acquiring Funds each offer two classes of shares: Investor Class and Institutional Class.
Capital Stock. Each of TAP Trust and AMP Trust (each, a “Trust”) is authorized to issue an unlimited number of interests (or shares). Interests in the Target Funds and the Acquiring Funds are represented by shares of beneficial interest each with no par value, in an Investor Class and Institutional Class. As of the date of this Information Statement/Prospectus, shares of approximately thirteen other series of TAP Trust are offered in separate prospectuses and statements of additional information, and there are two existing series of AMP Trust. Each Trust may start additional series and offer shares of new funds under the Trust at any time.
Voting Rights. Each share of a Fund represents an interest in the respective Fund and corresponding Trust that is equal to and proportionate with each other share of the respective Fund and corresponding Trust. Fund shareholders are entitled to one vote per share (and a fractional vote per fractional share) held on matters on which they are entitled to vote. Each Trust is not required to (nor does it) hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees. On any matters submitted to a vote of shareholders of either Fund, all shares are voted together without regard to class or series except when separate voting is required by the 1940 Act or other applicable law.
Shareholder Liability. The Delaware Statute does not include an express provision relating to the limitation of liability of the beneficial owners of a Delaware statutory trust. The Governing Instruments provide that no shareholder shall be subject to any personal liability whatsoever to any person in connection with property of a Fund or the acts, obligations or affairs of a Trust. The Governing Instruments further provide that, if any shareholder is made a party to any suit or proceeding to enforce any such liability of a Fund, he or she shall not be held to any personal liability. Each Trust shall indemnify and hold each shareholder harmless from and against all claims and liabilities to which such shareholder may become subject by reason of being or having been a shareholder, and shall reimburse the shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability.
Preemptive Rights. Shareholders of each Trust are not entitled to any preference, preemptive, appraisal, conversion or exchange rights.
FUND TRUSTEES AND OFFICERS
The independent members of the TAP Board comprise a majority of the independent members of the AMP Board and the officers of TAP Trust and AMP Trust are the same.
OTHER SERVICE PROVIDERS
The Acquiring Funds will use the same service providers as currently used by the Target Funds:
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Role	Service Provider
Administrator	U.S. Bank Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202
Fund Accounting Agent	U.S. Bank Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202
Transfer Agent	U.S. Bank Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202
Custodian	U.S. Bank National Association, 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212
Independent Registered Public Accounting Firm	Cohen & Company, Ltd., 1835 Market Street, Suite 310, Philadelphia, Pennsylvania 19103
Information about the Acquiring Funds’ administrator, fund accountant and transfer agent, and custodian can be found in the SAI to this Information Statement/Prospectus.
OWNERSHIP OF SECURITIES OF THE FUNDS
As of the date of this Information Statement/Prospectus, the Acquiring Funds had not commenced operations.
As of November 30, 2023, the Target Funds had the following number of shares issued and outstanding. As of the same date, trustees and officers of the Target Funds as a group owned less than 1% of the outstanding voting securities of each of the Target Funds.

Shares Issued & Outstanding as of November 30, 2023
Target Growth Fund - Investor Class	501,708.53
Target Growth Fund - Institutional Class	3,400,858.39
Target Genea Fund - Investor Class	1,271,721.01
Target Genea Fund - Institutional Class	1,170,690.15
As of November 30, 2023, the following persons owned beneficially or of record more than 5% of the outstanding shares of the Target Funds:

Zevenbergen Growth Fund – Investor Class Name and Address	% Ownership	Type of Ownership
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105-1901	72.43%	Record
MORGAN STANLEY SMITH BARNEY LLC 201 PLAZA TWO, FL 3 JERSEY CITY, NJ 07311-0000	16.2%	Record
VANGUARD BROKERAGE SERVICES LINK TO BIN: 11111111 100 VANGUARD BLVD MALVERN, PA 19355-2331	5.67%	Record
    Information Statement/Prospectus    21

Zevenbergen Growth Fund – Institutional Class Name and Address	% Ownership	Type of Ownership
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105-1901	51.67%	Record
PERSHING LLC 1 PERSHING PLZ FL 14 JERSEY CITY, NJ 07399-0002	46.05%	Record

Zevenbergen Genea Fund – Investor Class Name and Address	% Ownership	Type of Ownership
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105-1901	74.43%	Record
MORGAN STANLEY SMITH BARNEY LLC 201 PLAZA TWO, FL 3 JERSEY CITY, NJ 07311-0000	15.06%	Record

Zevenbergen Genea Fund – Institutional Class Name and Address	% Ownership	Type of Ownership
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105-1901	79.16%	Record
MORGAN STANLEY SMITH BARNEY LLC 201 PLAZA TWO, FL 3 JERSEY CITY, NJ 07311-0000	7.76%	Record
Any shareholder that owns 25% or more of the outstanding shares of a fund or a class of a fund may be presumed to “control” (as that term is defined in the 1940 Act) the fund or that class. Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of a fund.
AVAILABLE INFORMATION
Each Trust is subject to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act, and in accordance therewith, file reports, proxy material and other information about each of the Funds with the SEC. Reports and other information about the Funds are available on the EDGAR database on the SEC’s Internet site located at http://www.sec.gov. Alternatively, copies of this information may be obtained, upon payment of a duplicating fee, by electronic request to the following e-mail address: publicinfo@sec.gov.
LEGAL MATTERS
Certain legal matters concerning the federal income tax consequences of the Reorganizations and the issuance of shares of the Acquiring Funds will be passed on by the law firm of Morgan, Lewis & Bockius LLP, 1111 Pennsylvania Avenue NW, Washington, DC 20004.
EXPERTS
The financial statements and financial highlights of the Target Funds for the past five fiscal years are incorporated by reference into this Information Statement/Prospectus from the Target Funds’ Annual Report on Form N‑CSR for the fiscal year ended June 30, 2023, and have been audited by Cohen & Company, Ltd., the Funds’ independent registered public accounting firm, as stated in its report, which are incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon its authority as experts in accounting and auditing.
    Information Statement/Prospectus    22

The Target Funds’ financial statements and financial highlights for the years ended June 30, 2022, and prior, were audited by other auditors.
OTHER MATTERS
The Funds are not required, and do not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to the Secretary of Trust for Advised Portfolios at U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, so that they are received within a reasonable time before any such meeting. The timely submission of a proposal does not guarantee its submission.

    Information Statement/Prospectus    23

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION
Zevenbergen Growth Fund
Zevenbergen Genea Fund

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is adopted as of this ___ day of _____, 2024 by and among (i) Trust for Advised Portfolios, a Delaware statutory trust (“TAP Trust”), severally and not jointly on behalf of its series, the Zevenbergen Growth Fund and Zevenbergen Genea Fund (the “Target Funds”) and (ii) Advisor Managed Portfolios, a Delaware statutory trust (“AMP Trust” and, together with TAP Trust, the “Trusts”), severally and not jointly on behalf of its series, the Zevenbergen Growth Fund and Zevenbergen Genea Fund (the “Acquiring Funds”). U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), is a party to this Agreement solely for purposes of paragraph 9.2. Other than the Target Funds and Acquiring Funds, no other series of TAP Trust or AMP Trust are parties to this Agreement. All agreements, representations, actions and obligations described herein made or to be taken or undertaken by the Target Funds or Acquiring Funds are made and shall be taken or undertaken by TAP Trust on behalf of the Target Funds and AMP Trust on behalf of the Acquiring Funds.
WHEREAS, the parties hereto intend for the Acquiring Funds and the Target Funds to enter into a transaction pursuant to which: (i) each Acquiring Fund will acquire all of the Assets (as defined in Section 1.1(b)) solely in exchange for shares of the classes of the Acquiring Fund corresponding to the classes of shares of the corresponding Target Fund specified on Exhibit A (“Acquiring Fund Shares”) of equal value to the net assets of the corresponding Target Fund (determined as of the Valuation Time (as defined in Section 2.1(e)) and the assumption of all of the Liabilities (as defined in Section 1.1(c)) of the Target Fund and (ii) such Target Fund will immediately distribute such Acquiring Fund Shares to shareholders of the Target Fund, in complete liquidation of the Target Fund, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”);
WHEREAS, each Acquiring Fund is a “shell” series of AMP Trust created for the purpose of acquiring the Assets and assuming the Liabilities of the corresponding Target Fund;
WHEREAS, each of TAP Trust and AMP Trust is an open-end management investment company registered with the Securities and Exchange Commission (the “Commission”); and
WHEREAS, the parties hereto intend for (i) this Agreement to be and is adopted as a plan of reorganization with respect to the Reorganization within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”) and Section 1.368-2(g) of the U.S. Treasury regulations promulgated under the Code (the “Treasury Regulations”), and (ii) that for United States federal income tax purposes the Reorganization contemplated by this Agreement constitutes a “reorganization” within the meaning of Section 368(a)(1) of the Code.
WHEREAS, the Boards of Trustees of TAP Trust and AMP Trust have authorized and approved the Reorganization with respect to the Target Funds and the Acquiring Funds, respectively.
NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:
1.    DESCRIPTION OF THE REORGANIZATION
1.1.    The Trusts agree to take the following steps with respect to the Reorganization:
(a)Each Target Fund shall transfer all of its Assets, as defined in Section 1.1(b), to the corresponding Acquiring Fund, and each Acquiring Fund in exchange therefor shall assume all of the Liabilities, as defined in Section 1.1(c), and deliver to the corresponding Target Fund the number of Acquiring Fund Shares of each share class of the Acquiring Fund as set forth on Exhibit A (including fractional shares, if any) determined in the manner set forth in Section 2.
(b)The assets of each Target Fund to be transferred to the corresponding Acquiring Fund shall consist of all assets, property, and goodwill including, without limitation, all cash, securities, commodities and futures interests, claims (whether absolute or contingent, known or unknown, accrued or unaccrued and including, without limitation, any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery fund claims, and any and all resulting recoveries) and dividends or interest receivable that are owned by each Target Fund and any deferred or prepaid expenses shown as an asset on the books of each Target Fund on the Closing Date (as defined in Section 3.1 below) (collectively, “Assets”).

Appendix A    A-1    Form of Agreement and Plan of Reorganization

(c)Each Target Fund will endeavor to discharge all of its liabilities and obligations prior to the Closing Date, other than those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business. Each Acquiring Fund shall assume all of the liabilities of the corresponding Target Fund, whether accrued or contingent, known or unknown, existing at the Closing Date (collectively, “Liabilities”).
(d)As soon as reasonably practicable after the Closing (as defined in Section 3.1 below), each Target Fund will distribute to its shareholders of record (“Target Fund Shareholders”) the corresponding Acquiring Fund Shares received by the Target Fund pursuant to Section 1.1(a) on a pro rata basis, and each Target Fund will as promptly as practicable thereafter completely liquidate and dissolve. Each Target Fund Shareholder of a Target Fund share class shall be entitled to receive shares of the corresponding Acquiring Fund share class set forth on Exhibit A. Such distribution and liquidation will be accomplished, with respect to each Target Fund’s shares, by the transfer of the corresponding Acquiring Fund Shares then credited to the account of the Target Fund on the books of the corresponding Acquiring Fund to open accounts on the share records of the corresponding Acquiring Fund in the names of the Target Fund Shareholders. At the Closing, any outstanding certificates representing shares of each Target Fund will be cancelled.
(e)Ownership of Acquiring Fund Shares will be shown on each Acquiring Fund’s books, as such are maintained by its transfer agent.
2.    VALUATION
2.1.    With respect to the Reorganization:
(a)The net value of each Target Fund’s Assets to be acquired by the corresponding Acquiring Fund hereunder shall be computed as of the Valuation Time (defined below) by calculating the value of the Assets, which shall reflect the declaration of any dividends, and subtracting therefrom the amount of the Liabilities using the valuation procedures established by TAP Trust’s Board of Trustees (“Target Fund Valuation Procedures”).
(b)The number of Acquiring Fund Shares issued by each Acquiring Fund in exchange for the corresponding Target Fund’s Assets shall be equal in value to the aggregate net asset value of shares of the corresponding Target Fund outstanding as of the Valuation Time.
(c)The net asset value per share of each Acquiring Fund Shares issued in connection with the Reorganization shall be determined to the nearest full cent as of the Valuation Time, by dividing the net value of the corresponding Target Fund’s Assets (described in Section 2.1(a)) by the number of corresponding Acquiring Fund Shares issued in connection with the Reorganization (described in Section 2.1(b)).
(d)All computations of value shall be made by the Target Funds’ administrator using Target Fund Valuation Procedures.
(e)“Valuation Time” shall mean immediately after the close of regular trading on the NYSE on the Valuation Date.
(f)“Valuation Date” shall mean the business day next preceding the Closing Date.
    3.    CLOSING AND CLOSING DATE
3.1.    The Reorganization shall close on January 19, 2024 or such other date as the parties may agree (the “Closing Date”). All acts taking place at the closing of the Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately prior to the opening of regular trading on the NYSE on the Closing Date unless otherwise agreed to by the parties (the “Closing Time”).
3.2.    With respect to the Reorganization:
(a)Each Target Fund’s portfolio securities, investments or other assets that are represented by a certificate or other written instrument shall be transferred and delivered by each Target Fund as of the Closing Date to the Acquiring Funds’ custodian (the “Acquiring Custodian”) for the account of such Acquiring Fund duly endorsed in proper form for transfer and in such condition as to constitute good delivery thereof. TAP Trust shall direct the Target Funds’ custodian (the “Target Custodian”) to deliver to the Acquiring Custodian as of the Closing Date by book entry, in accordance with customary practices of the Target Custodian and any securities depository (as defined in Rule 17f-4 under 1940 Act) in which the Assets are deposited, each Target Fund’s portfolio securities and instruments so held. The cash to be transferred by each Target Fund shall be delivered to the corresponding Acquiring Custodian by wire transfer of federal funds or other appropriate means on the Closing Date.

Appendix A    A-2    Form of Agreement and Plan of Reorganization

(b)Each Target Fund shall be responsible for paying all necessary taxes in connection with the delivery of the Assets, including, but not limited to, all capital gains taxes and all applicable Federal, state and foreign stock transfer stamps, if any.
(c)At such time prior to the Closing Date, the Target Funds shall provide (i) instructions and related information to the Acquiring Funds or their transfer agent with respect to each Target Fund’s Shareholders, including names, addresses, dividend reinvestment elections and tax withholding status of each Target Fund’s Shareholders as of the date agreed upon (such information to be updated as of the Closing Date, as necessary) and (ii) the information and documentation maintained by each Target Fund or its agents relating to the identification and verification of each Target Fund’s Shareholders under the USA PATRIOT ACT and other applicable anti-money laundering laws, rules and regulations and such other information as the Acquiring Fund may reasonably request.
(d)In the event that on the Valuation Date or the Closing Date (i) the NYSE or another primary trading market for portfolio securities of the Target Funds (the “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (ii) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of TAP Trust or the authorized officers of either of such entities, accurate appraisal of the value of the net assets of a Target Fund is impracticable, the Closing Date shall be postponed until the second business day after the day when trading shall have been fully resumed and reporting shall have been restored.
4.    REPRESENTATIONS AND WARRANTIES
4.1.    TAP Trust, on behalf of itself or, where applicable, each Target Fund, represents and warrants to AMP Trust and the corresponding Acquiring Fund as follows:
(a)Each Target Fund is duly organized as a series of TAP Trust, which is a statutory trust duly formed, validly existing, and in good standing under the laws of the State of Delaware with power under its Amended and Restated Agreement and Declaration of Trust, and Amended and Restated By-Laws, each as currently in effect to own all of its properties and assets, to carry on its business as it is now being, and as it is contemplated to be, conducted and to enter into this Agreement and perform its obligations hereunder;
(b)TAP Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the issued and outstanding shares of each Target Fund under the Securities Act of 1933, as amended (“1933 Act”), are in full force and effect;
(c)No consent, approval, authorization, or order of any court, governmental authority or the Financial Industry Regulatory Authority (“FINRA”) is required for the consummation by each Target Fund and TAP Trust of the transactions contemplated herein, except such as have been obtained or will be obtained at or prior to the Closing Date, under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act and state securities laws;
(d)The current prospectus and statement of additional information of each Target Fund and each prospectus and statement of additional information of each Target Fund used at all times between the commencement of operations of each Target Fund and the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;
(e)Except as otherwise disclosed to and accepted by or on behalf of each Acquiring Fund, the corresponding Target Fund will on the Closing Date have good title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets free of adverse claims, including any liens or other encumbrances, and upon delivery and payment for such Assets, such Acquiring Fund will acquire good title thereto, free of adverse claims and subject to no restrictions on the full transfer thereof, including, without limitation, such restrictions as might arise under the 1933 Act;
(f)On the Closing Date, all Returns (as defined below) of each Target Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes (as defined below) (whether or not shown on any such Returns) shall have been paid or provision has been made for the payment thereof. Except as otherwise disclosed to and accepted by or on behalf of AMP Trust (on behalf of each Acquiring Fund), to TAP Trust’s knowledge, no such Return is currently under audit by any Federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Returns; there are no levies, liens or other encumbrances on each Target Fund or its assets resulting from the non-payment of any Taxes; no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; each Target Fund is not liable

Appendix A    A-3    Form of Agreement and Plan of Reorganization

for taxes of any person other than itself (excluding in its capacity as withholding agent) and is not a party to any tax sharing or allocation agreement; and adequate provision has been made in each Target Fund’s financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements. As used in this Agreement, “Tax” or “Taxes” means any tax, governmental fee or other like assessment or charge of any kind whatsoever (including, but not limited to, withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (domestic or foreign) responsible for the imposition of any such tax. “Return” means reports, returns, information returns, elections, agreements, declarations, or other documents of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto);
(g)Each Target Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code. Each Target Fund has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. Each Target Fund is not (and will not be as of the Closing Date) classified as a partnership, and instead is (and will be as of the Closing Date) classified as an association that is subject to tax as a corporation for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service or is a “publicly traded partnership” (as defined in Section 7704(b) of the Code) that is treated as a corporation for federal tax purposes. Each Target Fund will qualify as a regulated investment company as of the Closing Date and will have satisfied as of the close of its most recent prior quarter of its taxable year, the diversification requirements of Section 851(b)(3) of the Code. Each Target Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause such Target Fund to fail to qualify as a regulated investment company under the Code. The consummation of the transactions contemplated by the Agreement will not cause each Target Fund to fail to be qualified as a regulated investment company as of the Closing Date. Each Target Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it. Each Target Fund has been eligible to and has computed its federal income tax under Section 852 of the Code, and has not been, and will not be, liable for any material income or excise tax under Section 852 or 4982 of the Code with respect to any taxable year or calendar year ending before the Closing Date;
(h)Each Target Fund has not received written notification from any tax authority that asserts a position contrary to any of the representations in paragraphs (f) or (g) of this Section 4.1;
(i)All issued and outstanding shares of each Target Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by TAP Trust and, in every state where offered or sold, such offers and sales have been in compliance in all material respects with applicable registration and/or notice requirements of the 1933 Act and state and District of Columbia securities laws;
(j)Each Target Fund will provide the corresponding Acquiring Fund with such information relating to such Target Fund as is reasonably necessary for the preparation of the N-14 Registration Statement (as defined in Section 5.1(b)) and such information as of the date provided, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties in this paragraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reasonable reliance upon and in conformity with information that was furnished by TAP Trust for use therein;
(k)Each Target Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;
(l)Each Target Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the Treasury regulations thereunder;
(m)Each Target Fund is in compliance in all material respects with applicable Treasury Regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest, including but not limited to those related to shareholder cost basis reporting pursuant to Sections 1012, 6045, 6045A and 6045B of the Code and related Treasury Regulations, and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all material taxes required to be withheld, and is not liable for any material penalties which could be imposed thereunder; and

Appendix A    A-4    Form of Agreement and Plan of Reorganization

(n)Each Target Fund has maintained since its formation its June 30 fiscal year-end for U.S. federal income tax purposes, and has never changed its June 30 fiscal year-end for U.S. federal income tax purposes, by for example, filing IRS Form 1128 “Application to Adopt, Change, or retain a Tax Year”.
4.2.     AMP Trust, on behalf of itself or, where applicable, each Acquiring Fund, represents and warrants to TAP Trust and the corresponding Target Fund as follows:
(a)Each Acquiring Fund is duly organized as a series of AMP Trust, which is a statutory trust duly formed, validly existing, and in good standing under the laws of the State of Delaware with power under its Agreement and Declaration of Trust and By-Laws, each as currently in effect, to own all of its properties and assets, to carry on its business as it is now being, and as it is contemplated to be, conducted and to enter into this Agreement and perform its obligations hereunder;
(b)AMP Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;
(c)Prior to the Closing, the registration of the Acquiring Fund Shares to be issued in the Reorganization under the 1933 Act will be in full force and effect;
(d)No consent, approval, authorization, or order of any court, governmental authority or FINRA is required for the consummation by each Acquiring Fund and AMP Trust of the transactions contemplated herein, except such as have been obtained or will be obtained at or prior to the Closing Date, under the 1933 Act, the 1934 Act, the 1940 Act and state securities laws;
(e)The prospectus and statement of additional information of each Acquiring Fund to be used in connection with the Reorganization will conform at the time of their use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;
(f)Each Acquiring Fund will be at the time of Closing a new series of AMP Trust, without assets (other than nominal seed capital received in exchange for a nominal number of shares (“Initial Shares”) to the seed capital investor (which shall be the investment adviser of such Acquiring Fund or an affiliate thereof) or liabilities, formed for the purpose of receiving the Assets and assuming the Liabilities of the corresponding Target Fund in connection with the Reorganization and, accordingly, such Acquiring Fund has not commenced operations, prepared books of account and related records or financial statements or issued any shares except the Initial Shares issued in a private placement to the initial seed capital investor of such Acquiring Fund to secure any required initial shareholder approvals. The Initial Shares have been or will be redeemed by such Acquiring Fund prior to the Closing for the price for which they were issued;
(g)Each Acquiring Fund intends to qualify as a regulated investment company for federal income tax purposes under Part I of Subchapter M of the Code, such Acquiring Fund will be a “fund” as defined in Section 851(g)(2) of the Code, and the consummation of the transactions contemplated by the Agreement will not cause such Acquiring Fund to fail to be qualified as a regulated investment company from and after the Closing;
(h)No consideration other than the Acquiring Fund Shares (and the Acquiring Fund’s assumption of the Target Fund’s Liabilities) will be exchanged for the corresponding Target Fund’s Assets in the Reorganization;
(i)The Acquiring Fund Shares to be issued and delivered to the corresponding Target Fund, for the account of the corresponding Target Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued, and, upon receipt of the corresponding Target Fund’s Assets in accordance with the terms of this Agreement, will be fully paid and non-assessable by AMP Trust and such Acquiring Fund;
(j)Each Acquiring Fund on the Closing will not directly or indirectly own, any shares of the corresponding Target Fund;
(k)The information provided by each Acquiring Fund for use in the N-14 Registration Statement (as defined in Section 5.1(b)) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, as of the date provided, provided, however, that the representations and warranties in this paragraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reasonable reliance upon and in conformity with information that was furnished by AMP Trust for use therein; and

Appendix A    A-5    Form of Agreement and Plan of Reorganization

(l)AMP Trust is not aware of any arrangement whereby it or any affiliated person of AMP Trust (within the meaning of the 1940 Act) will receive any compensation directly or indirectly in connection with the Reorganization.
5.     COVENANTS
5.1.    With respect to the Reorganization:
(a)Each Target Fund will operate its business in the ordinary course and substantially in accordance with past practices between the date hereof and the Closing Date for the Reorganization, it being understood that such ordinary course of business for such Target Fund may include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable. The corresponding Acquiring Fund shall not have commenced operations, prepared books of account and related records or financial statements or issued any shares except for those operations commenced, books of accounts and related records or financial statements prepared or shares issued in connection with a private placement to the initial shareholder of the corresponding Acquiring Fund to secure any required initial shareholder approvals.
(b)The parties hereto shall cooperate in preparing, and AMP Trust shall file with the Commission, a registration statement on Form N-14 under the 1933 Act which shall properly register the Acquiring Fund Shares to be issued in connection with the Reorganization and include an information statement explaining the details of the Reorganization (the “N-14 Registration Statement”).
(c)TAP Trust, on behalf of each Target Fund, will provide the corresponding Acquiring Fund with (i) a statement of the respective tax basis and holding period of all investments to be transferred by such Target Fund to the corresponding Acquiring Fund, (ii) a copy (which may be in electronic form) of the shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with such Target Fund with respect to each shareholder, including such information as AMP Trust may reasonably request concerning such Target Fund shares or such Target Fund Shareholders in connection with the corresponding Acquiring Fund’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related Treasury regulations for all of the shareholders of record of such Target Fund as of the close of business on the Valuation Date, who are to become shareholders of the corresponding Acquiring Fund as a result of the transfer of Assets (the “Target Fund Shareholder Documentation”), certified by its transfer agent or its President or Vice-President to the best of their knowledge and belief, (iii) the tax books and records of such Target Fund, or copies thereof (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Treas. Reg. § 1.6045A-1 and § 1.6045B-1(a))) for purposes of preparing any returns required by law to be filed for tax periods ending after the Closing Date, and (iv) all FASB ASC 740 (formerly FIN 48) workpapers and supporting statements pertaining to such Target Fund (the “FIN 48 Workpapers”), or copies thereof. The foregoing information will be provided within such timeframes as is mutually agreed by the parties.
(d)Subject to the provisions of this Agreement, each party will take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.
(e)Each Target Fund will make one or more liquidating distributions to its shareholders consisting of the corresponding Acquiring Fund Shares received at the Closing, as set forth in Section 1.1(d).
(f)It is the intention of the parties that the Reorganization will qualify as a reorganization with the meaning of Section 368(a)(1) of the Code. None of the parties to the Reorganization shall take any action or cause any action to be taken (including, without limitation the filing of any return) that is inconsistent with such treatment or results in the failure of such Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1) of the Code. At or before the Closing Date, the parties to this Agreement will take such reasonable action, or cause such action to be taken, as is reasonably necessary to enable Morgan, Lewis & Bockius LLP to render the tax opinion contemplated in this Agreement.
(g)TAP Trust, on behalf of each Target Fund, shall deliver to the corresponding Acquiring Fund copies of: (i) the federal, state and local income tax returns filed by or on behalf of such Target Fund for the prior three (3) taxable years; and (ii) any of the following that have been issued to or for the benefit of or that otherwise affect such Target Fund and which have continuing relevance: (a) rulings, determinations, holdings or opinions issued by any federal, state, local or foreign tax authority and (b) legal opinions.
(h)TAP Trust, on behalf of each Target Fund, agrees that the acquisition of all Assets and assumption of all Liabilities of such Target Fund by AMP Trust, on behalf of the corresponding Acquiring Fund, includes any right of action against current and former service providers of such Target Fund, such right to survive for the statute of limitation of any such claim.

Appendix A    A-6    Form of Agreement and Plan of Reorganization

(i)Each Target Fund shall furnish the corresponding Acquiring Fund, in such form as is reasonably satisfactory to such Acquiring Fund, (i) a statement of the earnings and profits and capital loss carryovers of such Target Fund for federal income tax purposes that will be carried over by such Acquiring Fund as a result of Section 381 of the Code, and which will be certified by TAP Trust’s President and Treasurer and (ii) a certificate, signed on its behalf by the President or any Vice President and the Treasurer or any Assistant Treasurer of TAP Trust, as to the adjusted tax basis in the hands of such Target Fund of the securities delivered to such Acquiring Fund pursuant to this Agreement, together with any such other evidence as to such adjusted tax basis as such Acquiring Fund may reasonably request. The foregoing information will be provided within such timeframes as is mutually agreed by the parties.
6.     CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND
6.1.    With respect to the Reorganization, the obligations of TAP Trust, on behalf of each Target Fund, to consummate the transactions provided for herein shall be subject, at each Target Fund’s election, to the performance by AMP Trust and the corresponding Acquiring Fund of all of the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following conditions:
(a)All representations and warranties of AMP Trust and each Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and
(b)AMP Trust and each Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by AMP Trust and each Acquiring Fund, on or before the Closing Date.
7.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND
7.1.    With respect to the Reorganization, the obligations of AMP Trust, on behalf of each Acquiring Fund, to consummate the transactions provided for herein shall be subject, at such Acquiring Fund’s election, to the performance by TAP Trust and the corresponding Target Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:
(a)All representations and warranties of TAP Trust and each Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;
(b)TAP Trust, on behalf of each Target Fund, shall have delivered to AMP Trust, on behalf of the corresponding Acquiring Fund (i) a statement of such Target Fund’s Assets, together with a list of portfolio securities of such Target Fund showing the adjusted tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of TAP Trust, (ii) such Target Fund Shareholder Documentation, (iii) the FIN 48 Workpapers, and (iv) to the extent permitted by applicable law, all information pertaining to, or necessary or useful in the calculation or demonstration of, the investment performance of such Target Fund; and
(c)TAP Trust and such Target Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by TAP Trust and such Target Fund, on or before the Closing Date.
8.    FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUNDS AND THE TARGET FUNDS
With respect to the Reorganization, if any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to each Target Fund or the corresponding Acquiring Fund, TAP Trust, on behalf of the Target Fund, or AMP Trust, on behalf of the corresponding Acquiring Fund, respectively, shall, at its option, not be required to consummate the transactions contemplated by this Agreement:
8.1.        On the Closing Date, no action, suit or other proceeding shall be pending or, to either Trust’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;
8.2.    All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by TAP Trust or AMP Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit

Appendix A    A-7    Form of Agreement and Plan of Reorganization

would not involve a risk of a material adverse effect on the assets or properties of an Acquiring Fund or a Target Fund, provided that either party hereto may for itself waive any of such conditions;
8.3.    The N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or known to be contemplated under the 1933 Act; and
8.4.        The Trusts shall have received on or before the Closing Date an opinion of Morgan, Lewis & Bockius LLP in form and substance reasonably acceptable to the Trusts, as to the matters set forth on Schedule 8.4. In rendering such opinion, Morgan, Lewis & Bockius LLP may request and rely upon representations contained in certificates of officers of the Trusts and the officers of the Trusts shall use their best efforts to make available such truthful certificates. The foregoing opinion may state that no opinion is expressed as to (i) the effect of the Reorganization on the Target Fund, the corresponding Acquiring Fund or any Target Fund Shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes under a mark-to-market system of accounting or (ii) any other U.S. federal tax issues (except those set forth in the opinion) and all state, local or foreign tax issues of any kind. Notwithstanding anything herein to the contrary, neither the Target Funds nor the Acquiring Funds may waive the condition set forth in this Section 8.4.
9.FEES AND EXPENSES
9.1.    The parties hereto represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.
9.2.    Fund Services will bear those expenses relating to the Reorganization as set forth in this Section 9.2, whether or not the Reorganization is consummated. The costs relating to the Reorganization to be borne by Fund Services shall include costs associated with organizing the Acquiring Funds, costs associated with the preparation, printing and distribution of the N-14 Registration Statement for the Reorganization (including the prospectus/information statement contained therein), legal fees, accounting fees, and transfer agent and custodian conversion costs. The costs relating to the Reorganization shall not include brokerage or other transaction costs, including capital gains taxes and transfer taxes for foreign securities, incurred in connection with the Reorganization, and such costs shall be borne by the corresponding Target Fund. For the avoidance of doubt, neither the Acquiring Funds nor the Target Funds will bear any costs relating to the Reorganization, other than as described in this Agreement. Fund Services will assume or pay only those expenses that are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187), and the shareholders of such Target Fund and such Acquiring Fund will pay their own expenses, if any, incurred in connection with the Reorganization. Notwithstanding the foregoing, the party directly incurring any costs and expenses will bear such costs and expenses if and to the extent that payment by another party would result in an Acquiring Fund failing to qualify and be eligible for treatment as a regulated investment company under Sections 851 and 852 of the Code or would prevent the Reorganization from qualifying as a reorganization within the meaning of Section 368(a) of the Code or otherwise result in the imposition of tax on either the corresponding Target Fund or such Acquiring Fund or any of their respective shareholders. This Section 9.2 shall survive the termination of this Agreement and the Closing.
10.    INDEMNIFICATION
10.1.    TAP Trust, on behalf of each Target Fund, agrees to indemnify and hold harmless AMP Trust and each of its officers and trustees and each Acquiring Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which AMP Trust or any of its trustees or officers or each Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by TAP Trust, on behalf of each Target Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement. This indemnification obligation shall survive the termination of this Agreement and the Closing.
10.2.    AMP Trust, on behalf of each Acquiring Fund, agrees to indemnify and hold harmless TAP Trust and each of its officers and trustees and each Target Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which TAP Trust or any of its trustees or officers or each Target Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by AMP Trust, on behalf of each Acquiring Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement. This indemnification obligation shall survive the termination of this Agreement and the Closing.
11.ENTIRE AGREEMENT; SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS
11.1.    Each party agrees that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

Appendix A    A-8    Form of Agreement and Plan of Reorganization

11.2.    The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.
12.TERMINATION
This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Board of Trustees of the Trusts on behalf of each Target Fund or each Acquiring Fund, respectively, at any time prior to the Closing Time, if circumstances should develop that, in the opinion of such Board of Trustees, make proceeding with the Agreement inadvisable.
13.AMENDMENTS
This Agreement may be amended, modified or supplemented in a writing signed by the parties hereto to be bound by such Amendment.
14.HEADINGS; GOVERNING LAW; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY; SEVERABILITY; EFFECT OF ELECTRONIC DOCUMENTS
14.1.     The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
14.2.     This Agreement shall be governed by and construed in accordance with the laws of The State of Delaware and applicable Federal law, without regard to its principles of conflicts of laws.
14.3.     This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.
14.4.     This Agreement may be executed in any number of counterparts, each of which shall be considered an original.
14.5.     It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective directors or trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of (i) each Target Fund or each Acquiring Fund, as applicable, as provided in its Governing Documents and (ii) the other parties to this Agreement.
14.6.     Whenever possible, each provision and term of this Agreement shall be interpreted in a manner to be effective and valid, but if any provision or term of this Agreement is held to be prohibited by law or invalid, then such provision or term shall be ineffective only in the jurisdiction or jurisdictions so holding and only to the extent of such prohibition or invalidity, without invalidating or affecting in any manner whatsoever the remainder of such provision or term or the remaining provisions or terms of this Agreement.
14.7     A facsimile or electronic (e.g., PDF) signature of an authorized officer of a party hereto on this Agreement and/or any transfer or closing document shall have the same effect as if executed in the original by such officer.
15.    NOTICES
Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given electronically or by facsimile, personal service or prepaid or certified mail addressed to:
For TAP Trust:
Trust for Advised Portfolios
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
Attention: Russell B. Simon
For AMP Trust:
Advisor Managed Portfolios
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
Attention: Russell B. Simon

Appendix A    A-9    Form of Agreement and Plan of Reorganization

[Signature page follows]

Appendix A    A-10    Form of Agreement and Plan of Reorganization

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as set forth below.

Trust for Advised Portfolios,
severally and not jointly on behalf of the
Zevenbergen Growth Fund and Zevenbergen Genea Fund

By: ______________________
Name:
Title:

Advisor Managed Portfolios,
severally and not jointly on behalf of the
Zevenbergen Growth Fund and Zevenbergen Genea Fund

By: ______________________
Name:
Title:

U.S. Bank Global Fund Services,
Solely for purposes of Section 9.2

By: ______________________
Name:
Title:

Appendix A    A-11    Form of Agreement and Plan of Reorganization

Exhibit A
Target Fund and Acquiring Fund Share Classes

Target Fund Share Class	Corresponding Acquiring Fund Share Class
Zevenbergen Growth Fund
Investor Class	Investor Class
Institutional Class	Institutional Class
Zevenbergen Genea Fund
Investor Class	Investor Class
Institutional Class	Institutional Class

Appendix A    A-12    Form of Agreement and Plan of Reorganization

Schedule 8.4
Tax Opinions

With respect to each Reorganization:
•The Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Target Fund and the Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;
•No gain or loss will be recognized by the Target Fund upon the transfer of all the Assets of the Target Fund to the Acquiring Fund solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the Liabilities of the Target Fund, or upon the distribution of the shares of the Acquiring Fund to the Target Fund Shareholders, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;
•The tax basis in the hands of the Acquiring Fund of each Asset transferred from the Target Fund to the Acquiring Fund in the Reorganization will be the same as the tax basis of such Asset in the hands of the Target Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund on the transfer;
•The holding period in the hands of the Acquiring Fund of each Asset transferred from the Target Fund to the Acquiring Fund in the Reorganization, other than Assets with respect to which gain or loss is required to be recognized, will include the Target Fund’s holding period for such Asset (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset);
•No gain or loss will be recognized by the Acquiring Fund upon its receipt of all the Assets of the Target Fund solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the Liabilities of the Target Fund as part of the Reorganization;
•No gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their shares of the Target Fund for shares of the Acquiring Fund as part of the Reorganization;
•The aggregate tax basis of the shares of the Acquiring Fund Shares each Target Fund Shareholder receives in the Reorganization will be the same as the aggregate tax basis of the shares of the Target Fund exchanged therefor;
•Each Target Fund Shareholder’s holding period for the shares of the Acquiring Fund received in the Reorganization will include the Target Fund Shareholder’s holding period for the shares of the Target Fund exchanged therefor, provided that the Target Fund Shareholder held such shares of the Target Fund as capital assets on the date of the exchange;
•The Acquiring Fund will succeed to and take into account those tax attributes of the Target Fund that are described in Section 381(c) of the Code subject to the conditions and limitations specified in the Code, the regulations thereunder, and existing court decisions and published interpretations of the Code and regulations; and
•The taxable year of the Target Fund will not be required to end solely as a result of the Reorganization.

Appendix A    A-13    Form of Agreement and Plan of Reorganization

APPENDIX B
FINANCIAL HIGHLIGHTS
The financial highlights for the Target Funds are included below. The information for the year ended June 30, 2023 has been audited by Cohen & Company, Ltd., the Target Fund’s independent registered public accounting firm, whose report, along with the Target Funds’ financial statements, are included in the Target Funds’ Annual Report, which is available upon request and on the Funds’ website at www.zci.com/funds. The information for prior years was audited by BBD, LLP, the Target Funds’ prior independent registered public accounting firm.
The financial highlights tables are intended to help you understand the Target Funds’ financial performance for the fiscal years shown. Certain information reflects financial results for a single share. The total returns in each table represent the rate that an investor would have earned or lost on an investment in each Target Fund (assuming reinvestment of all dividends and distributions).

Appendix B    B-1    Financial Highlights

Zevenbergen Growth Fund
Financial Highlights
Investor Class

For a Capital Share Outstanding Throughout Each Year Presented:

	For the Year Ended June 30, 2023		For the Year Ended June 30, 2022	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020	For the Year Ended June 30, 2019
Net Asset Value, Beginning of Year	$18.11		$42.74	$29.05	$19.00	$16.33

Income (Loss) from Investment Operations:
Net investment loss (1)	(0.26)		(0.46)	(0.49)	(0.27)	(0.20)
Net realized and unrealized gain/(loss) on investments	8.07		(23.44)	14.16	10.30	2.85
Total from Investment Operations	7.81		(23.90)	13.67	10.03	2.65

Less Distributions:
From net realized gain on investments	—		(0.74)	(0.03)	—	—

Redemption Fee Proceeds (1)	—	*	0.01	0.05	0.02	0.02

Net Asset Value, End of Year	$25.92		$18.11	$42.74	$29.05	$19.00

Total Return	43.13%		-56.79%	47.22%	52.89%	16.35%

Supplemental Data and Ratios:
Net assets, end of year (in thousands)	$13,795		$11,268	$40,472	$18,492	$4,460
Ratio of expenses to average net assets
Before fees waived and reimbursed by the Adviser	1.55%		1.55%	1.52%	2.14%	2.78%
After fees waived and reimbursed by the Adviser	1.30%		1.30%	1.30%	1.30%	1.30%
Ratio of net investment loss to average net assets
Before fees waived and reimbursed by the Adviser	-1.50%		-1.54%	-1.47%	-2.12%	-2.69%
After fees waived and reimbursed by the Adviser	-1.25%		-1.29%	-1.25%	-1.28%	-1.21%
Portfolio turnover rate (2)	21.85%		55.60%	43.12%	38.74%	28.68%
*    Less than $0.01 per share
(1)Per share amounts have been calculated using the average shares method.
(2)Portfolio turnover rate is calculated for the Fund without distinguishing between classes.

Appendix B    B-2    Financial Highlights

Zevenbergen Growth Fund
Financial Highlights
Institutional Class

For a Capital Share Outstanding Throughout Each Year Presented:

	For the Year Ended June 30, 2023		For the Year Ended June 30, 2022	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020	For the Year Ended June 30, 2019
Net Asset Value, Beginning of Year	$18.45		$43.39	$29.40	$19.18	$16.45

Income (Loss) from Investment Operations:
Net investment loss (1)	(0.20)		(0.34)	(0.37)	(0.20)	(0.15)
Net realized and unrealized gain/(loss) on investments	8.23		(23.87)	14.34	10.40	2.87
Total from Investment Operations	8.03		(24.21)	13.97	10.20	2.72

Less Distributions:
From net realized gain on investments	—		(0.74)	(0.03)	—	—

Redemption Fee Proceeds (1)	—	*	0.01	0.05	0.02	0.01

Net Asset Value, End of Year	$26.48		$18.45	$43.39	$29.40	$19.18

Total Return	43.52%		-56.66%	47.68%	53.28%	16.60%

Supplemental Data and Ratios:
Net assets, end of year (in thousands)	$93,994		$56,880	$81,953	$37,302	$14,686
Ratio of expenses to average net assets
Before fees waived and reimbursed by the Adviser	1.25%		1.25%	1.22%	1.90%	2.52%
After fees waived and reimbursed by the Adviser	1.00%		1.00%	1.00%	1.00%	1.00%
Ratio of net investment loss to average net assets
Before fees waived and reimbursed by the Adviser	-1.19%		-1.24%	-1.17%	-1.88%	-2.43%
After fees waived and reimbursed by the Adviser	-0.95%		-0.99%	-0.95%	-0.98%	-0.91%
Portfolio turnover rate (2)	21.85%		55.60%	43.12%	38.74%	28.68%
*    Less than $0.01 per share
(1)Per share amounts have been calculated using the average shares method.
(2)Portfolio turnover rate is calculated for the Fund without distinguishing between classes.

Appendix B    B-3    Financial Highlights

Zevenbergen Genea Fund
Financial Highlights
Investor Class

For a Capital Share Outstanding Throughout Each Year Presented:

	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020	For the Year Ended June 30, 2019
Net Asset Value, Beginning of Year	$23.34	$56.40	$33.34	$23.12	$20.77

Income (Loss) from Investment Operations:
Net investment loss (1)	(0.34)	(0.61)	(0.69)	(0.32)	(0.29)
Net realized and unrealized gain/(loss) on investments	10.15	(32.46)	23.65	10.53	2.68
Total from Investment Operations	9.81	(33.07)	22.96	10.21	2.39

Less Distributions:
From net realized gain on investments	—	—	—	—	(0.06)

Redemption Fee Proceeds (1)	0.01	0.01	0.10	0.01	0.02

Net Asset Value, End of Year	$33.16	$23.34	$56.40	$33.34	$23.12

Total Return	42.07%	-58.62%	69.17%	44.20%	11.72%

Supplemental Data and Ratios:
Net assets, end of year (in thousands)	$40,716	$32,528	$120,716	$32,763	$28,986
Ratio of expenses to average net assets
Before fees waived and reimbursed by the Adviser	1.66%	1.49%	1.48%	1.98%	2.09%
After fees waived and reimbursed by the Adviser	1.30%	1.30%	1.37%	1.40%	1.40%
Ratio of net investment loss to average net assets
Before fees waived and reimbursed by the Adviser	-1.63%	-1.49%	-1.47%	-1.96%	-2.04%
After fees waived and reimbursed by the Adviser	-1.27%	-1.30%	-1.36%	-1.38%	-1.35%
Portfolio turnover rate (2)	19.89%	17.80%	32.40%	61.63%	35.25%
(1)Per share amounts have been calculated using the average shares method.
(2)Portfolio turnover rate is calculated for the Fund without distinguishing between classes.
Appendix B    B-4    Financial Highlights

Zevenbergen Genea Fund
Financial Highlights
Institutional Class

For a Capital Share Outstanding Throughout Each Year Presented:

	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020	For the Year Ended June 30, 2019
Net Asset Value, Beginning of Year	$23.76	$57.24	$33.74	$23.33	$20.93

Income (Loss) from Investment Operations:
Net investment loss (1)	(0.26)	(0.47)	(0.54)	(0.25)	(0.22)
Net realized and unrealized gain/(loss) on investments	10.35	(33.02)	23.94	10.65	2.66
Total from Investment Operations	10.09	(33.49)	23.40	10.40	2.44

Less Distributions:
From net realized gain on investments	—	—	—	—	(0.06)

Redemption Fee Proceeds (1)	0.01	0.01	0.10	0.01	0.02

Net Asset Value, End of Year	$33.86	$23.76	$57.24	$33.74	$23.33

Total Return	42.51%	-58.49%	69.65%	44.62%	11.87%

Supplemental Data and Ratios:
Net assets, end of year (in thousands)	$39,679	$38,181	$107,182	$25,179	$16,312
Ratio of expenses to average net assets
Before fees waived and reimbursed by the Adviser	1.36%	1.20%	1.18%	1.70%	1.80%
After fees waived and reimbursed by the Adviser	1.00%	1.00%	1.07%	1.10%	1.10%
Ratio of net investment loss to average net assets
Before fees waived and reimbursed by the Adviser	-1.33%	-1.20%	-1.17%	-1.68%	-1.75%
After fees waived and reimbursed by the Adviser	-0.97%	-1.00%	-1.06%	-1.08%	-1.05%
Portfolio turnover rate (2)	19.89%	17.80%	32.40%	61.63%	35.25%
(1)Per share amounts have been calculated using the average shares method.
(2)Portfolio turnover rate is calculated for the Fund without distinguishing between classes.
Appendix B    B-5    Financial Highlights

APPENDIX C
ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES, RISKS AND RESTRICTIONS
Principal Investment Strategies of the Target Funds and the Acquiring Funds
The investment strategies for both the Target Growth Fund and the Acquiring Growth Fund are as follows:
The Fund seeks to invest in U.S.-traded equity securities of companies that exhibit, or have the potential to exhibit, high sustainable growth for sales, earnings, and free cash flow. The Adviser applies a bottom -up stock selection process, emphasizing companies with established or improving competitive advantages, large addressable customer bases, and management teams aligned with long-term shareholder interests. The Fund’s portfolio generally will contain 30-60 stocks of any market capitalization across several sectors. The Fund may invest in initial public offerings (“IPOs”) and other equities new to the public markets, including direct listings by organizations, as a method of initial access to public markets.
Under normal circumstances, each Fund will invest in equity securities, primarily common stocks, of small-, medium-, and large- capitalization issuers. Each Fund may invest up to 100% of its assets in equity securities, including common stocks, of foreign companies trading on US exchanges (denominated in USD) which may include American Depositary Receipts (“ADRs”). In determining whether an issuer is foreign, the Adviser will consider various factors including the location(s) of the issuer’s headquarters, legal organization, principal trading market and/or concentration of revenues. The weight given to each of these factors will vary depending upon the circumstances as determined by the Adviser.
Each Fund is non-diversified and may invest a greater percentage of its assets in a particular issuer than a diversified fund. Each Fund may invest a significant portion of its assets in the securities of companies in the same sector or sectors. As of June 30, 2023, over 25% of the Target Fund’s assets were invested in securities within each of the consumer discretionary and technology sectors.
The Adviser’s growth equity investment philosophy is predicated on company revenue, cash flow and earnings growth being the essential catalysts of stock price appreciation (i.e., drivers to increase the price of stocks), combined with financial flexibility and experienced management offering competitive advantages during market downturns. The Adviser employs a research intensive, bottom-up strategy (i.e., greater emphasis on company specific performance rather than macroeconomic events and market cycles) to identify investments meeting these criteria.
The Adviser identifies company growth drivers using a variety of both traditional resources (e.g., management meetings, conference attendance, financial statement analysis, and Wall Street research) and unconventional resources (e.g., monitoring private equity and venture capital activity by attending investment conferences, subscribing to and reviewing publications, including print and online private equity and venture capital newsletters and periodicals, as well as through product/service use). These drivers may include long-term product differentiation, customer demand, competitive positioning (i.e., position a firm occupies in a market, or is trying to occupy, relative to its competition), and historical and projected industry growth. When evaluating the operations of a business, the Adviser seeks to adopt the perspective of the business stakeholders, identifying revenue sources, customer bases, products, and financing sources over extended periods.
The Adviser maintains internally calculated estimates of revenue, cash flow and earnings growth in a valuation model designed to determine potential upside and downside stock price targets. With each Fund fully invested at all times (nominal cash balance), new securities must present compelling fundamentals (i.e., economics/financial condition of the underlying company) and valuation upside when compared to existing holdings before they are added to the portfolio.
As portfolio holdings are under continuous evaluation, the Adviser considers the sell decision a value-added aspect of the investment process. Sell decisions can occur for the following reasons: 1) a price target has been met, 2) fundamentals have changed or the established growth drivers have failed to develop as expected, and/or 3) stronger alternatives in growth and valuation exist elsewhere.
The investment strategies for both the Target Genea Fund and the Acquiring Genea Fund are as follows:
The Fund seeks to invest in U.S.-traded equity securities of companies that exhibit, or have the potential to exhibit, high sustainable growth for sales, earnings, and free cash flow. The Adviser applies a bottom-up stock selection process, emphasizing emerging companies in industries benefiting from technological advancements. Compared with the Growth Fund, the Genea Fund typically holds fewer positions across a more limited number of sectors. The Fund’s portfolio generally will contain 20-40 stocks of any market capitalization. The Fund may also invest in initial public offerings (“IPOs”) and other equities new to the public market, including direct listings by organizations, as a method of initial access to public markets.
Under normal circumstances, each Fund will invest in equity securities, primarily common stocks, of small-, medium-, and large-capitalization issuers. Each Fund may invest up to 100% of its assets in equity securities, including common stocks, of foreign companies trading on US exchanges (denominated in USD) which may include American Depository Receipts (“ADRs”). In determining whether an issuer is foreign, the Adviser will consider various factors including the location(s) of the issuer’s
Appendix C    C-1    Additional Information about Investment Strategies, Risks and Restrictions headquarters, legal organization, principal trading market and/or concentration of revenues. The weight given to each of these factors will vary depending upon the circumstances and as determined by the Adviser.
Each Fund is non-diversified and may invest a greater percentage of its assets in a particular issuer than a diversified fund. Each Fund may invest a significant portion of its assets in the securities of companies in the same sector or sectors. As of June 30, 2023, over 25% of the Target Fund’s assets were invested in securities within each of the consumer discretionary and technology sectors.
The Adviser’s growth equity investment philosophy is predicated on company revenue, cash flow and earnings growth being the essential catalysts of stock price appreciation (i.e., drivers to increase the price of stocks), combined with financial flexibility and experienced management offering competitive advantages during market downturns. The Adviser employs a research intensive, bottom-up strategy (i.e., greater emphasis on company specific performance rather than macroeconomic events and market cycles) to identify investments meeting these criteria.
The Adviser identifies company growth drivers by using a variety of both traditional resources (e.g., management meetings, conference attendance, financial statement analysis, and Wall Street research) and unconventional resources (e.g., monitoring private equity and venture capital activity by attending investment conferences, subscribing to and reviewing publications, including print and online private equity and venture capital newsletters and periodicals, as well as through product/service use). These drivers may include long-term product differentiation, customer demand, competitive positioning (i.e., position a firm occupies in a market, or is trying to occupy, relative to its competition), and historical and projected industry growth. When evaluating the operations of a business, the Adviser seeks to adopt the perspective of the business stakeholders, identifying revenue sources, customer bases, products, and financing sources over extended periods.
The Adviser maintains internally calculated estimates of revenue, cash flow and earnings growth incorporated in a valuation model designed to determine potential upside and downside stock price targets. With each Fund fully invested at all times (nominal cash balance), new securities must present compelling fundamentals (i.e., economics/financial condition of the underlying company) and valuation upside when compared to existing holdings before they are added to the portfolio.
As portfolio holdings are under continuous evaluation, the Adviser considers the sell decision a value-added aspect of the investment process. Sell decisions can occur for the following reasons: 1) a price target has been met, 2) fundamentals have changed or the established growth drivers have failed to develop as expected, and/or 3) stronger alternatives in growth and valuation exist elsewhere.
Principal Investment Risks of the Target Funds and the Acquiring Funds
Losing all or a portion of your investment is a risk of investing in the Funds. An investment in the Funds is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Each risk summarized below is considered a principal risk of investing in the Funds, regardless of the order in which it appears, and could affect the value of your investment.
The principal risks for the Target Growth Fund and Acquiring Growth Fund are as follows:
ADR Risk: Investments in ADRs involve risks similar to those accompanying direct investments in foreign securities. These include the risk that political and economic events unique to a country or region will affect those markets and their issuers.
Equity Securities and Market Risk: The price of equity securities fluctuates from time to time based on changes in a company’s financial condition or overall market and economic conditions. As a result, the value of each Fund’s equity securities may fluctuate significantly from day to day. Local, regional, or global events such as war, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the market generally and on specific securities. Periods of market volatility may occur in response to pandemics or other events outside of the Adviser’s control. These types of events could adversely affect the Fund’s performance.
Foreign Securities and Companies Risk: Foreign securities traded on U.S. exchanges and dollar denominated securities of foreign issuers involve special risks such as economic or financial instability, lack of timely or reliable financial information and unfavorable political or legal developments. Foreign securities also involve risks such as currency fluctuations and delays in enforcement of rights.
Growth Stock Risk: Growth stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Growth stocks typically are sensitive to market movements because their market prices tend to reflect future expectations and may be more volatile than other types of stocks, particularly over the short term. Furthermore, growth stocks may be more expensive relative to their current earnings or assets compared to the values of other stocks, and if earnings growth expectations moderate, their valuations may revert to broader market norms, causing their stock prices to fall.
Appendix C    C-2    Additional Information about Investment Strategies, Risks and Restrictions

Market Risk: Financial market risks affect the value of individual instruments in which the Fund invests. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money. Factors such as economic growth and market conditions, interest rate levels, and political events affect the markets. Periods of market volatility may occur in response to market events and other economic, political, and global macro factors. For example, in recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, Russia’s invasion of Ukraine, and the rise of inflation and interest rates increased by the Federal Reserve have resulted in extreme volatility in the global economy and in global financial markets. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.
IPOs and Unseasoned Companies Risk: Each Fund may purchase securities of companies that are offered pursuant to an IPO and/or companies that have recently become public. The risk exists that the market value of shares of equities new to public markets will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of shares of equities new to public markets may involve high transaction costs. Shares of equities new to public markets are also subject to equity securities risk. Shares of equities new to public markets are also subject to the risk that each Fund may not be able to dispose of them readily at favorable times or prices, or each Fund may have to sell them at a loss due to the lack of an active market.
Large-Capitalization Companies Risk: Large-capitalization stocks can perform differently from other segments of the equity market or the equity market as a whole. Large-capitalization companies may be less flexible in evolving markets or unable to implement change as quickly as small-capitalization companies.
Management Risk: The value of your investment in each Fund is subject to the effectiveness of the Adviser and the Adviser’s research, analysis and asset allocation among portfolio securities. If the investment strategies do not produce the expected results, your investment could be diminished.
Non-Diversification Risk: A non-diversified fund under the federal securities laws may hold a significant percentage of its assets in the securities of relatively fewer companies or even one company; therefore, events affecting those companies have a greater impact on each Fund than on a diversified fund.
Sector Emphasis Risk: Market conditions, interest rates, and economic, regulatory, or financial developments may affect all the securities in a single sector. If each Fund invests in a few sectors it may have increased exposure to the price movements of those sectors.
•Consumer Discretionary Sector Risk: Because companies in the consumer discretionary sector manufacture products and provide discretionary services directly to the consumer, the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer discretionary products in the marketplace.
•Technology Sector Risk: Technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.
Small- and Mid-Capitalization Companies Risk: Small- and mid-capitalization stocks tend to perform differently from other segments of the equity market or the equity market as a whole, and can be more volatile than stocks of large-capitalization companies. Small- and mid-capitalization companies may be newer or less established, have limited resources, products and markets, and be less liquid.
The principal risks for the Target Genea Fund and Acquiring Genea Fund are as follows:
ADR Risk: Investments in ADRs involve risks similar to those accompanying direct investments in foreign securities. These include the risk that political and economic events unique to a country or region will affect those markets and their issuers.
Equity Securities and Market Risk: The price of equity securities fluctuates from time to time based on changes in a company’s financial condition or overall market and economic conditions. As a result, the value of each Fund’s equity securities may fluctuate significantly from day to day. Local, regional, or global events such as war, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the market generally and on specific securities. Periods of market volatility may occur in response to pandemics or other events outside of the Adviser’s control. These types of events could adversely affect each Fund’s performance.
Appendix C    C-3    Additional Information about Investment Strategies, Risks and Restrictions

Foreign Securities and Companies Risk: Foreign securities traded on U.S. exchanges and dollar denominated securities of foreign issuers involve special risks such as economic or financial instability, lack of timely or reliable financial information and unfavorable political or legal developments. Foreign securities also involve risks such as currency fluctuations and delays in enforcement of rights.
Growth Stock Risk: Growth stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Growth stocks typically are sensitive to market movements because their market prices tend to reflect future expectations and may be more volatile than other types of stocks, particularly over the short term. Furthermore, growth stocks may be more expensive relative to their current earnings or assets compared to the values of other stocks, and if earnings growth expectations moderate, their valuations may revert to broader market norms, causing their stock prices to fall.
Market Risk: Financial market risks affect the value of individual instruments in which the Fund invests. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money. Factors such as economic growth and market conditions, interest rate levels, and political events affect the markets. Periods of market volatility may occur in response to market events and other economic, political, and global macro factors. For example, in recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, Russia’s invasion of Ukraine, and the rise of inflation and interest rates increased by the Federal Reserve have resulted in extreme volatility in the global economy and in global financial markets. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.
IPOs and Unseasoned Companies Risk: Each Fund may purchase securities of companies that are offered pursuant to an IPO and/or companies that have recently become public. The risk exists that the market value of Shares of equities new to public markets will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of shares of equities new to public markets may involve high transaction costs. Shares of equities new to public markets are also subject to equity securities risk. Shares of equities new to public markets are subject to the risk that each Fund may not be able to dispose of them readily at favorable times or prices or each Fund may have to sell them at a loss due to the lack of an active market.
Large-Capitalization Companies Risk: Large-capitalization stocks can perform differently from other segments of the equity market or the equity market as a whole. Large-capitalization companies may be less flexible in evolving markets or unable to implement change as quickly as small-capitalization companies.
Management Risk: The value of your investment in each Fund is subject to the effectiveness of the Adviser and the Adviser’s research, analysis and asset allocation among portfolio securities. If the investment strategies do not produce the expected results, your investment could be diminished.
Non-Diversification Risk: A non-diversified fund under the federal securities law may hold a significant percentage of its assets in the securities of relatively fewer companies or even one company; therefore, events affecting those companies have a greater impact on each Fund than on a diversified fund.
Sector Emphasis Risk: Market conditions, interest rates, and economic, regulatory, or financial developments may affect all the securities in a single sector. If each Fund invests in a few sectors it may have increased exposure to the price movements of those sectors.
•Consumer Discretionary Sector Risk: Because companies in the consumer discretionary sector manufacture products and provide discretionary services directly to the consumer, the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer discretionary products in the marketplace.
•Technology Sector Risk: Technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.
Small- and Mid-Capitalization Companies Risk: Small- and mid-capitalization stocks tend to perform differently from other segments of the equity market or the equity market as a whole, and can be more volatile than stocks of large-capitalization companies. Small- and mid-capitalization companies may be newer or less established, and may have limited resources, products and markets, and may be less liquid.
Appendix C    C-4    Additional Information about Investment Strategies, Risks and Restrictions

Investment Restrictions of the Target Funds and the Acquiring Funds
The investment restrictions for the Target Funds and the Acquiring Funds are identical as outlined below.
Each of TAP Trust and AMP Trust (on behalf of the respective Funds) has adopted the following restrictions as fundamental policies, which may not be changed without the affirmative vote of the holders of a “majority of a Fund’s outstanding voting securities” as defined in the 1940 Act. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of a Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of a Fund.
(1)The Funds may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(2)The Funds may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(3)The Funds may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(4)The Funds may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(5)The Funds may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(6)The Funds may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(7)The Funds may not invest more than 25% of the market value of its total assets in the securities of companies engaged in any one industry or group of industries. (Does not apply to investments in the securities of other investment companies or securities of the U.S. Government, its agencies or instrumentalities.)
Appendix C    C-5    Additional Information about Investment Strategies, Risks and Restrictions

STATEMENT OF ADDITIONAL INFORMATION
Dated December 18, 2023

REORGANIZATION OF
Zevenbergen Growth Fund
Zevenbergen Genea Fund
(each, a series of Trust for Advised Portfolios)
615 East Michigan Street
Milwaukee, WI 53202
1-844-ZVNBRGN (1-844-986-2746)
INTO THE
Zevenbergen Growth Fund
Zevenbergen Genea Fund
(each, a series of Advisor Managed Portfolios)
615 East Michigan Street
Milwaukee, WI 53202
1-844-ZVNBRGN (1-844-986-2746)

This Statement of Additional Information (“SAI”) is being furnished to shareholders of the Zevenbergen Growth Fund and the Zevenbergen Genea Fund (each, a “Target Fund” and together, the “Target Funds”), each a series of the Trust for Advised Portfolios (“TAP Trust”), in connection with the reorganization of each Target Fund into corresponding acquiring funds, the Zevenbergen Growth Fund and the Zevenbergen Genea Fund, as applicable (each an “Acquiring Fund” and together, the “Acquiring Funds”), each a newly-created series of Advisor Managed Portfolios (“AMP Trust”), as described in the Information Statement/Prospectus (the “Reorganizations”). Each Target Fund and the corresponding Acquiring Fund may each be referred to as a “Fund,” or together as the “Funds,” in this SAI to the extent the information provided relates to both Funds.
This SAI consists of this Cover Page and the following documents, each of which has been filed electronically with the U.S. Securities and Exchange Commission (the “SEC”) (http://sec.gov) and is incorporated by reference herein (is legally considered to be part of this SAI):
•the SAI related to the Target Funds dated October 31, 2023 (File No. 333-108394) (File No. 811-21422) (Accession No. 0000894189-23-007904); and
•The Annual Report to shareholders of the Target Funds for the fiscal year ended June 30, 2023, which has previously sent to shareholders of the Target Funds (File No. 811-21422) (Accession No. 0000894189-23-006920).
In addition, AMP Trust has filed with the SEC a preliminary prospectus and SAI for the Acquiring Funds as they will be offered after the Reorganizations. Because the Acquiring Funds have not yet commenced operations, no annual or semi-annual reports are available. The Acquiring Funds are newly-created series of AMP Trust with no assets or liabilities that will commence operations upon consummation of the Reorganizations and continue the operations of the Target Funds. The Target Funds shall be the accounting and performance survivors in the Reorganizations, and the Acquiring Funds, as the corporate survivors in the Reorganizations, shall adopt the accounting and performance history of the Target Funds. The Target Funds’ Annual Report has previously been transmitted to the Target Funds’ shareholders.
This SAI is not a prospectus, and should be read in conjunction with the Information Statement/Prospectus, dated December 18, 2023, relating to the Reorganizations. The Information Statement/Prospectus and any of the materials incorporated by reference into this SAI are available upon request, without charge, by writing to the Zevenbergen Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by calling 1-844-ZVNBRGN (1-844-986-2746).
    Statement of Additional Information    1

    Statement of Additional Information    2

THE TRUST
AMP Trust is a statutory trust organized under the laws of the State of Delaware on February 16, 2023 and is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”).
AMP Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) permits AMP Trust’s Board of Trustees (the “Board” or the “Trustees”) to issue an unlimited number of full and fractional shares of beneficial interest, no par value per share, which may be issued in any number of series. AMP Trust consists of various series that represent separate investment portfolios. The AMP Board may issue other series, the assets and liabilities of which will be separate and distinct from any other series.
Registration with the SEC does not involve supervision of the management or policies of the Acquiring Funds. The Prospectus, SAI, shareholder reports and other information about the Acquiring Funds are available free of charge on the EDGAR database on the SEC website at www.sec.gov. Copies of such information may be obtained from the SEC upon payment of the prescribed fee by electronic request at the following e-mail address: publicinfo@sec.gov.
Each Fund was previously a separate series of Trust for Advised Portfolios with a name identical to each Fund (each such series a “Predecessor Fund,” and together the “Predecessor Funds”) and will serve as parties to a reorganization that is expected to occur on or about January 19, 2024, whereby each Predecessor Fund will transfer all of its assets to the corresponding Fund in exchange for shares of such Fund, and the assumption by such Fund of all of the liabilities of the corresponding Predecessor Fund (each, a “Reorganization”). Prior to each Reorganization, each Fund is a “shell” fund with no assets and has not yet commenced operations. As of the Reorganizations, each Fund will adopt the performance history of the corresponding Predecessor Fund, which is also advised by the Adviser and has the same investment objective and the same strategies as the corresponding Fund.
INVESTMENT POLICIES
The discussion below supplements information contained in the Information Statement/Prospectus as to the permitted investments, investment policies and risks of the Acquiring Funds.
Non-Diversification
The Funds are non-diversified under the 1940 Act, which means that there is no restriction as to how much the Acquiring Funds may invest in the securities of any one issuer. However, to qualify for tax treatment as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), each of the Acquiring Funds intends to comply, as of the end of each taxable quarter, with certain diversification requirements imposed by the Code. See “Distributions and Tax Information” below. As a non-diversified investment company, each Fund may be subject to greater risks than diversified companies because of the larger impact of fluctuation in the values of securities of fewer issuers.
Percentage Limitations
Whenever an investment policy or limitation states a maximum percentage of each Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of each Fund’s acquisition or sale of such security or other asset. Accordingly, except with respect to borrowing and illiquid securities, any subsequent change in values, net assets or other circumstances will not be considered in determining whether an investment complies with each Fund’s investment policies and limitations. In addition, if a bankruptcy or other extraordinary event occurs concerning a particular investment by each Fund, each Fund may receive stock, real estate or other investments that each Fund would not, or could not buy. If this happens, each Fund would sell such investments as soon as practicable while trying to maximize the return to its shareholders.
Each Fund may invest in the following types of investments, each of which is subject to certain risks, as discussed below:
Equity Securities
All investments in equity securities are subject to market risks that may cause their prices to fluctuate over time. Historically, the equity markets have moved in cycles and the value of the securities in each Fund’s portfolio
    Statement of Additional Information    3

may fluctuate substantially from day to day. Owning an equity security can also subject each Fund to the risk that the issuer may discontinue paying dividends.
Common Stocks. A common stock represents a proportionate share of the ownership of a company and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which each Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to each Fund as a holder of common stock. It is possible that all assets of that company will be exhausted before any payments are made to each Fund.
Convertible Securities. Each Fund may invest in convertible securities. Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock, and other securities that also provide an opportunity for equity participation. These securities are convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible security generally varies inversely with interest rates. While providing a fixed income stream, a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of higher yield or capital appreciation. In such situations, each Fund may have to pay more for a convertible security than the value of the underlying common stock.
Initial Public Offerings (“IPOs”) and Unseasoned Company. Each Fund may purchase securities of companies that are offered pursuant to an IPO and/or companies that have recently become public (i.e., direct listings, businesses acquired by Special Purpose Acquisition Companies, etc.). The risk exists that the market value of shares of equities new to public markets may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of shares of equities new to public markets may involve high transaction costs. Shares of equities new to public markets are subject to market risk and liquidity risk. Additionally, investments in unseasoned companies may involve greater risks, in part because they have limited product lines, markets and financial or managerial resources. In addition, less frequently traded securities may be subject to more abrupt price movements than securities of larger capitalized companies. The level of risk will be increased to the extent that the Fund has significant exposure to smaller capitalized or unseasoned companies (those with less than a three-year operating history).
Real Estate Investment Trusts. Each Fund may invest in U.S. real estate investment trusts (“REIT”). In general, a REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets certain definitional requirements of the Code. The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in real estate interests (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and annually distribute a substantial portion of its otherwise taxable income to shareholders.
REITs are characterized as equity REITs, mortgage REITs, and hybrid REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depend upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The value of securities issued by REITs are affected by tax and regulatory requirements and perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for the favorable U.S. federal income tax status generally available to REITs under the Code or to maintain exemption from the 1940 Act.
    Statement of Additional Information    4

When an Acquiring Fund invests in REITs, it is subject to risks principally associated with investing in real estate: (1) possible declines in the value of real estate, (2) adverse general and local economic conditions, (3) possible lack of availability of mortgage funds, (4) changes in interest rates, and (5) environmental problems. In addition, real estate investment trusts are subject to other risks related specifically to their structure and focus: (a) dependency upon management skills; (b) limited diversification; (c) the risks of locating and managing financing for projects; (d) heavy cash flow dependency; (e) possible default by borrowers; (f) the costs and potential losses of self-liquidation of one or more holdings; (g) the possibility of failing to maintain exemptions from securities registration; (h) duplicative fees; and, in many cases, relatively small market capitalization which may result in less market liquidity and greater price volatility.
Preferred Securities. Each of the Acquiring Funds may invest in two basic types of preferred securities, traditional and hybrid-preferred securities. Traditional preferred securities consist of preferred stock issued by an entity taxable as a corporation. Preferred stocks, which may offer fixed or floating rate dividends, are perpetual instruments and considered equity securities. Preferred securities are subordinated to senior debt instruments in a company’s capital structure, in terms of priority to corporate income and claim to corporate assets, and therefore will be subject to greater credit risk than debt instruments. Alternatively, hybrid-preferred securities may be issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated trust or partnership of the corporation, generally in the form of preferred interests in subordinated debentures or similarly structured securities. The hybrid-preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. Hybrid-preferred securities are considered debt securities. Due to their similar attributes, the Adviser also considers senior debt perpetual issues, certain securities with convertible features as well as exchange-listed senior debt issues that trade with attributes of exchange-listed perpetual and hybrid-preferred securities to be part of the broader preferred securities market.
Preferred securities pay fixed or floating dividends to investors and have “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer’s board of directors. Income payments on preferred securities may be cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case, all accumulated dividends must be paid before any dividend on the common stock can be paid. However, many traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. Each Fund may invest in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any missed payments to its stockholders. There is no assurance that dividends or distributions on the traditional preferred securities in which the Acquiring Funds may invest will be declared or otherwise made payable. Preferred securities may also contain provisions under which payments must be stopped (namely, stoppage is compulsory, not discretionary). The conditions under which this occurs may relate to, for instance, capitalization levels. Hence, if a company incurs significant losses that deplete retained earnings automatic payment stoppage could occur. In some cases the terms of the preferred securities provide that the issuer would be obligated to attempt to issue common shares to raise funds for the purpose of making the preferred payments. However, there is no guarantee that the issuer would be successful in placing common shares.
Preferred stockholders usually have no right to vote for corporate directors or on other matters. Shares of traditional preferred securities have a liquidation preference that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by, among other factors, favorable and unfavorable changes impacting the issuer or industries in which they operate, movements in interest rates and inflation, and the broader economic and credit environments, and by actual and anticipated changes in tax laws, such as changes in corporate and individual income tax rates. Because the claim on an issuer’s earnings represented by traditional preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, each Fund’s holdings of higher rate-paying fixed rate preferred securities may be reduced, and each Fund may be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.
ESG Considerations
Alongside other quantitative and qualitative factors, the Adviser may consider environmental, social and governance (“ESG”) matters that, depending on the facts and circumstances, could influence an issuer’s sustainable growth
    Statement of Additional Information    5

potential or affect the actual or perceived value of the issuer or security. Consideration of ESG matters is only one component of the Adviser’s assessment of eligible investments and may not be a determinative factor in the Adviser’s final decision on whether to invest in a security. In addition, the relative importance of ESG considerations may vary across types of investments, industries, regions, and issuers, and may change over time. The Adviser does not take ESG matters into consideration with respect to every investment by a Fund.
Sector Emphasis
Each of the Acquiring Funds may, from time to time, have greater than 25% of their assets in one market sector (but not greater than 80% in any one market sector). To the extent that the Acquiring Funds focus their investments in one or more sectors, they may be subject to the risks affecting that sector more than if they were a more broadly diversified fund. The Adviser’s judgment about which sectors offer the greatest potential for long-term financial reward may, and likely will, change over time. Market conditions, interest rates, and economic, regulatory, or financial developments may affect all the securities in a single sector. If an Acquiring Fund invests in a few sectors it may have increased exposure to the price movements of those sectors.
The FTSE Russell sectors are listed below.
Basic Materials. Changes in commodity prices, currency prices, import controls, supply and demand, economic cycles, worldwide competition, environmental liability, resource depletion, government regulation and labor disputes may affect companies in this sector.
Consumer Discretionary. Changes in the domestic and international economies, interest rates, competition, consumer confidence, disposable household income, and consumer spending may affect companies in this sector.
Consumer Staples. Changes in domestic and international economies, interest rates, competition, consumer confidence, consumer spending, government regulation, marketing, and supply and demand may affect companies in this sector.
Energy. Changes in supply and demand, the price of oil and gas, exploration and production spending, government regulation, world events, economic conditions, international politics, energy conservation, and the success of exploration projects may affect companies in this sector.
Financials. Changes in governmental regulation, interest rates, domestic and international economies, loan losses, price competition and industry consolidation may affect companies in this sector.
Health Care. Companies in this sector are subject to litigation, intellectual property issues, competition, government regulation, product approval or rejection, and product obsolescence.
Industrials. Changes in supply and demand, government regulation, world events, and economic conditions may affect companies in this sector.
Real Estate. Declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs may affect companies in this sector.
Technology. Changes in domestic and international competition, economic cycles, financial resources, personnel availability, rapid innovation and intellectual property issues may affect companies in this sector.
Telecommunications. Governmental regulations, rapid obsolescence resulting from changing consumer tastes, intense competition, and strong market reactions to technological developments throughout the industry may affect companies in this sector.
Utilities. Changes in government regulation, price controls, financing costs, and competition may affect companies in this sector.
Investment Companies
Each Fund may invest in shares of other registered investment companies, including exchange-traded funds (“ETFs”), money market mutual funds and other mutual funds in pursuit of its investment objective, in accordance with the limitations established under the 1940 Act. This may include investments in money market mutual funds in connection with the Fund’s management of daily cash positions. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment
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company, each Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear each Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Acquiring Funds’ own operations.
Section 12(d)(1)(A) of the 1940 Act generally prohibits a fund from purchasing (1) more than 3% of the total outstanding voting stock of another fund; (2) securities of another fund having an aggregate value in excess of 5% of the value of the acquiring fund; and (3) securities of the other fund and all other funds having an aggregate value in excess of 10% of the value of the total assets of the acquiring fund. There are some exceptions, however, to these limitations pursuant to certain provisions in the 1940 Act and various rules promulgated by the SEC.
Foreign Investments
Each Fund may make investments in securities of non-U.S. issuers traded on U.S. exchanges (“foreign securities”) including investments of up to 100% of its assets in common stocks or of foreign issuers through American Depositary Receipts (“ADRs”).
ADRs are depositary receipts for foreign securities denominated in U.S. dollars and traded on U.S. securities markets. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. These are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institutions. Designed for use in U.S. securities markets, ADRs are alternatives to the purchase of the underlying securities in their national market and currencies. ADRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.
Emerging Markets
The Funds may also invest in developing or emerging market securities traded on U.S. exchanges. The considerations noted above regarding the risk of investing in foreign securities are generally more significant for investments in emerging or developing countries, such as countries in Eastern Europe, Latin America, South America or Southeast Asia. These countries may have relatively unstable governments and securities markets in which only a small number of securities trade. Markets of developing or emerging countries may generally be more volatile than markets of developed countries. Investment in these markets may involve significantly greater risks, as well as the potential for greater gains.
Risks of Investing in Foreign Securities
Investments in foreign securities involve certain inherent risks, including the following:
Political and Economic Factors. Individual economies of certain countries may differ favorably or unfavorably from the United States’ economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the U.S. Government in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization and expropriation of goods or imposition of taxes, which could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.
Legal and Regulatory Matters. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available to issuers, than is available in the United States.
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Currency Fluctuations. A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of an ADR’s underlying portfolio securities denominated in that currency. Such changes will affect the Acquiring Funds to the extent that the Acquiring Funds are invested in ADRs comprised of foreign securities.
Foreign Taxes. The interest and dividends payable to an Acquiring Fund on certain of the Acquiring Funds’ foreign securities may be subject to foreign taxes or withholding, thus reducing the net amount of income available for distribution to Fund shareholders. The Funds may not be eligible to pass through any tax credit or deductions to shareholders with respect to such foreign taxes or withholding.
In considering whether to invest in the securities of a non-U.S. company, the Adviser considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which an Acquiring Fund will be invested in non-U.S. companies, foreign countries and depositary receipts will fluctuate from time to time within any limitations described in the Prospectus, depending on the Adviser’s assessment of prevailing market, economic and other conditions.
Short-Term, Temporary, and Cash Investments
The Funds may invest in any of the following securities and instruments:
Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits. The Funds may acquire certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by the Acquiring Funds will be dollar denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government. If the Acquiring Funds hold instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred by a fund that invests only in debt obligations of U.S. domestic issuers. See “Risks of Investing in Foreign Securities” above. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located on interest income payable on the securities, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities.
Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing market conditions. General economic conditions, as well as exposure to credit losses arising from possible financial difficulties of borrowers, play an important part in the operations of the banking industry.
As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that the Acquiring Funds may acquire.
In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment objectives and policies stated above and in its Prospectus, the Acquiring Funds may make interest bearing time or other interest bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.
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Savings Association Obligations. The Funds may invest in certificates of deposit (interest bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.
Commercial Paper, Short Term Notes and Other Corporate Obligations. The Funds may invest a portion of its assets in commercial paper and short term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.
Commercial paper and short term notes will consist of issues rated at the time of purchase “A-2” or higher by Standard & Poor’s (“S&P”), “Prime-1” by Moody’s Investors Service, Inc. (“Moody’s”), or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Adviser to be of comparable quality. These rating symbols are described in Appendix A.
Cannabis-Related Securities
A Fund may invest in securities of companies in the marijuana and hemp business. Such companies may be categorized among a wide variety of sectors and industries, including agriculture, biotechnology, pharmaceuticals, real estate, retail, and finance. The types of companies that may engage in cannabis-related business include companies that conduct medical research, produce drug products, manufacture hemp products, or engage in agricultural activities, real estate activities, or financial services activities. Hemp refers to the industrial/commercial use of the cannabis stalk and seed for textiles, foods, papers, body care products, detergents, plastics and building materials. Hemp is a type of cannabis plant whose stalks and seeds may contain chemicals (such as CBD) or have other properties that researchers are exploring as potential treatments for certain health conditions. Medical cannabis refers to the use of parts of the marijuana plant, such as hemp and the plant’s chemicals, for the treatment of a variety of diseases or medical conditions. CBD is a chemical naturally found in the cannabis plant or synthetically created that gives cannabis products their primary medical properties. The terms “marijuana” and “cannabis” are used interchangeably. Cannabinoids are the chemical compounds secreted by cannabis plants. Cannabinoids can also be synthetically produced chemical compounds and used in lawful research and development of prescription drugs or other products utilizing cannabinoids as an active ingredient.
Cannabis-related companies are subject to various laws and regulations that may differ at the state/local and federal level. These laws and regulations may (i) significantly affect a company’s ability to secure financing, (ii) impact the market for marijuana business sales and services, and (iii) set limitations on marijuana use, production, transportation, and storage. Such companies may also be required to secure permits and authorizations from government agencies to cultivate or research marijuana. In addition, these companies may be subject to the risks associated with the greater agricultural industry, including changes to or trends that affect commodity prices, labor costs, weather conditions, and laws and regulations related to environmental protection, health and safety. The companies may also be subject to risks associated with the biotechnology and pharmaceutical industries. These risks include increased government regulation, the use and enforcement of intellectual property rights and patents, technological change and obsolescence, product liability lawsuits, and the risk that research and development may not necessarily lead to commercially successful products.
Companies Derived from SPACs
A Fund may invest in companies that are derived from a Special Purpose Acquisition Company (“SPAC”). These companies may be unseasoned and lack a trading history, a track record of reporting to investors, and widely available research coverage. SPAC-derived companies are thus often subject to extreme price volatility and speculative trading. These stocks may have above-average price appreciation in connection with a potential business combination with a SPAC prior to investment by an Acquiring Fund. The price of such stocks may not continue to appreciate and the performance of these stocks may not replicate the performance exhibited in the past. In addition, SPAC-derived companies may share similar illiquidity risks of private equity and venture capital. The free float shares held by the public in a SPAC-derived company are typically a small percentage of the market capitalization. The ownership of many SPAC-derived companies often includes large holdings by venture capital and private equity investors who seek to sell their shares in the public market in the months following a business combination
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transaction when shares restricted by lock-up are released, causing greater volatility and possible downward pressure during the time that locked-up shares are released.
Illiquid Investments and Restricted Securities
A Fund may not acquire an illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment is any investment that an Acquiring Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If illiquid investments exceed 15% of an Acquiring Fund’s net assets, certain remedial actions will be taken as required by Rule 22e-4 under the 1940 Act and the Fund’s policies and procedures.
Restricted securities are securities subject to legal or contractual restrictions on their resale, such as private placements. Such restrictions might prevent the sale of restricted securities at a time when the sale would otherwise be desirable. Under SEC regulations, certain restricted securities acquired through private placements can be traded freely among qualified purchasers. While restricted securities are generally classified as illiquid, the SEC has stated that an investment company’s board of directors, or its investment adviser acting under authority delegated by the board, may determine that a security eligible for trading under this rule is “liquid.” The Funds intend to rely on this rule, to the extent appropriate, to deem specific securities acquired through private placement as “liquid.” The AMP Board has delegated to the Adviser, pursuant to guidelines established by the AMP Board, the responsibility for determining whether a particular security eligible for trading under this rule is “liquid.” Investing in these restricted securities could have the effect of increasing an Acquiring Fund’s illiquidity if qualified purchasers become, for a time, uninterested in buying these securities.
Restricted securities may be sold only (1) pursuant to SEC Rule 144A or another exemption, (2) in privately negotiated transactions or (3) in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933, as amended. Rule 144A securities, although not registered in the U.S., may be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933, as amended. As noted above, the Adviser, acting pursuant to guidelines established by the AMP Board, may determine that some Rule 144A securities are liquid. Where registration is required, the Acquiring Funds may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a restricted security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Acquiring Funds might obtain a less favorable price than prevailed when it decided to sell.
Illiquid investments may be difficult to value, and the Acquiring Funds may have difficulty disposing of such investments promptly. The Funds do not consider non-U.S. securities to be restricted if they can be freely sold in the principal markets in which they are traded, even if they are not registered for sale in the U.S.
Borrowing
Though the Acquiring Funds do not currently intend to borrow money, the Acquiring Funds are authorized to borrow money from a bank from time to time for temporary, extraordinary or emergency purposes or for clearance of transactions, and not for the purpose of leveraging its investments, in amounts not to exceed at any time 33-1/3% of the value of its total assets at the time of such borrowings, as allowed under the 1940 Act. The use of borrowing by the Acquiring Funds involves special risk considerations that may not be associated with other funds having similar objectives and policies. Since substantially each of the Fund’s assets fluctuate in value, while the interest obligation resulting from a borrowing will be fixed by the terms of the Acquiring Funds’ agreement with its lender, the net asset value (“NAV”) per share of an Acquiring Fund will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Acquiring Funds did not borrow. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Acquiring Funds might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.
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Cyber Security Risk
Investment companies, such as the Acquiring Funds, and their service providers may be subject to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber‑attacks affecting the Acquiring Funds or the Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Acquiring Funds. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Acquiring Funds’ ability to calculate its NAV, cause the release of private shareholder information or confidential company information, impede trading, subject the Acquiring Funds to regulatory fines or financial losses, and cause reputational damage. The Funds may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Acquiring Funds invest, which could result in material adverse consequences for such issuers, and may cause the Acquiring Funds’ investment in such portfolio companies to lose value.
INVESTMENT RESTRICTIONS
Fundamental Investment Policies
AMP Trust (on behalf of the Acquiring Funds) has adopted the following restrictions as fundamental policies, which may not be changed without the affirmative vote of the holders of a “majority of an Acquiring Fund’s outstanding voting securities” as defined in the 1940 Act. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of each Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of an Acquiring Fund.
The Acquiring Funds’ fundamental policies are as follows:
(1)The Funds may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(2)The Funds may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(3)The Funds may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(4)The Funds may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(5)The Funds may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(6)The Funds may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(7)The Funds may not invest more than 25% of the market value of its total assets in the securities of companies engaged in any one industry. (Does not apply to investments in the securities of other investment companies or securities of the U.S. Government, its agencies or instrumentalities.)
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Additional Information about Fundamental Investment Policies
The following provides additional information about the Acquiring Funds’ fundamental investment policies. This information does not form part of the Acquiring Funds’ fundamental investment policies.
With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to 33 ⅓% of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires a fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing, especially when used for leverage (i.e., to increase a fund’s investment portfolio), may cause the value of a fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of a fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, a fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund’s net investment income in any given period. The policy in (1) above will be interpreted to permit the Acquiring Funds to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. A Fund may elect to treat reverse repurchase agreements as (i) borrowings subject to the asset coverage requirements of Section 18 of the 1940 Act or (ii) derivatives transactions for purposes of Rule 18f-4 under the 1940 Act including, as applicable, the value-at-risk (“VaR”) based limit on leverage risk. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy.
With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of a fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933 (the “1933 Act”). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the Acquiring Funds from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Acquiring Funds may be considered to be an underwriter under the 1933 Act.
With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the Adviser believes the income justifies the attendant risks. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.
With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may
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borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased. Certain types of transactions involve a commitment by a fund to deliver money or securities in the future, including transactions in when-issued, forward settling, and non-standard settlement cycle securities. Such transactions would be deemed not to involve a senior security (i.e., it will not be considered a derivatives transaction), provided that (i) the fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date. If such a transaction were considered to be a derivatives transaction, it would be subject to the requirements of Rule 18f-4 under the 1940 Act. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.
With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. The policy in (5) above will be interpreted not to prevent the Acquiring Funds from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.
With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). If a fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities. While (6) above reserves the right of the Acquiring Funds to invest in commodities and commodity related contracts as a matter of fundamental policy, the Acquiring Funds do not currently invest in commodities or derivative contracts related to physical commodities as a principal or non-principal investment strategy. If the Acquiring Funds determine to invest in derivatives in the future, they will comply with Rule 18f-4 under the 1940 Act.
With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration”in an industry. The SEC has stated that investment of more than 25% of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry or group of industries may be particularly susceptible to adverse events affecting that industry or group of industries and may be more risky than a fund that does not concentrate in an industry or group of industries. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. Government and its agencies or instrumentalities; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry or group of industries. The policy also will be interpreted to give broad authority to the Acquiring Funds as to how to classify issuers within or among industries or a group of industries. A type of investment (e.g., equity securities, fixed-income securities, investment companies, etc.) will not be considered to be an industry or group of industries under the policy. When identifying industries or a group of industries for purposes of its concentration policy, the Acquiring Funds may rely upon available industry classifications. When determining compliance with its concentration policy, the Acquiring Funds will consider the investments of any underlying investment companies in which the Acquiring Funds invest to the extent the Acquiring Funds have sufficient information about the holdings of such underlying investment companies.
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The Funds’ fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.
Non-Fundamental Investment Policy
The Funds observe the following policy, which is not fundamental and may be changed without shareholder approval:
(1)     The Fund may not invest in derivatives (excluding certain currency and interest rate hedging transactions).
PORTFOLIO TURNOVER
Although the Acquiring Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the Acquiring Funds’ fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in an Acquiring Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and generally reflects a greater number of taxable transactions. High portfolio turnover may result in larger amounts of short-term capital gains which, when distributed to shareholders, are generally taxed at ordinary income tax rates.
Following are the portfolio turnover rates for the Predecessor Funds for the fiscal years indicated below:

Zevenbergen Growth Fund
Fiscal year ended June 30, 2023	Fiscal year ended June 30, 2022
21.85%	55.60%

Zevenbergen Genea Fund
Fiscal year ended June 30, 2023	Fiscal year ended June 30, 2022
19.89%	17.80%
PORTFOLIO HOLDINGS POLICY
The Acquiring Funds maintain portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by each Fund. These portfolio holdings disclosure policies have been approved by the AMP Board. Disclosure of each Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the annual report and semi-annual report to Fund shareholders and as an exhibit to its reports on Form N-PORT. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.
Pursuant to AMP Trust’s portfolio holdings disclosure policies, non-public information about an Acquiring Fund’s portfolio holdings generally is not distributed to any person, unless by explicit agreement or by virtue of their respective duties to the Acquiring Funds. Such persons are required to maintain the confidentiality of the information disclosed and have a duty not to trade on non-public information. Examples of disclosure by AMP Trust include instances in which:
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•The disclosure is required pursuant to a regulatory request, court order or is legally required in the context of other legal proceedings;
•The disclosure is made to a mutual fund rating and/or ranking organization, or person performing similar functions;
•The disclosure is made to internal parties involved in the investment process, administration, operation or custody of an Acquiring Fund, including, but not limited to the Acquiring Funds’ administrator, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Global Fund Services”) and AMP Trust’s Board of Trustees, legal counsel, auditors or independent registered public accounting firm;
•The disclosure is made: (a) in connection with a quarterly, semi-annual or annual report that is available to the public; or (b) relates to information that is otherwise available to the public; or
•The disclosure is made with the prior written approval of either AMP Trust’s Chief Compliance Officer or his or her designee.
Certain of the persons listed above receive information about each Fund’s portfolio holdings on an ongoing basis as part of the normal investment activities of the Fund. The Funds believe that these third parties have legitimate objectives in requesting such portfolio holdings information and operate in the best interest of an Acquiring Fund’s shareholders. These persons include internal parties involved in the investment process, administration, operation or custody of the Acquiring Funds, specifically: Global Fund Services; AMP Trust’s Board; and AMP Trust’s attorneys and independent registered public accounting firm (currently, Morgan, Lewis & Bockius LLP and Cohen & Company, Ltd., respectively), all of which typically receive such information after it is generated. In no event shall the Adviser, its affiliates or employees, the Acquiring Funds, or any other party receive any direct or indirect compensation in connection with the disclosure of information about an Acquiring Fund’s holdings.
Any disclosures to additional parties not described above is made with the prior written approval of either AMP Trust’s Chief Compliance Officer or his or her designee, pursuant to AMP Trust’s Policy on Disclosure of Portfolio Holdings.
The Chief Compliance Officer or designated officer of AMP Trust will approve the furnishing of non-public portfolio holdings to a third party only if they consider the furnishing of such information to be in the best interest of an Acquiring Fund and its shareholders and if no material conflict of interest exists regarding such disclosure between shareholders interest and those of the Adviser, Quasar Distributors LLC, a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC, located at 111 E. Kilbourn Avenue, Suite 2200, Milwaukee, WI 53202 (the “Distributor”) or any affiliated person of the Acquiring Funds. The AMP Board receives and reviews annually a list of the persons who receive non-public portfolio holdings information and the purpose for which it is furnished.
TRUSTEES AND EXECUTIVE OFFICERS
The overall management of AMP Trust’s business and affairs is invested with its Board. The AMP Board approves all significant agreements between AMP Trust and persons or companies furnishing services to it, including the agreements with the Adviser, administrator, custodian and transfer agent, each as discussed below. The day-to-day operations of AMP Trust are delegated to its officers, subject to the Acquiring Funds’ investment objective, strategies and policies and to the general supervision of the AMP Board. Information about the Trustees and officers of AMP Trust is set forth in the table below.
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Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships(3) Held During Past 5 Years by Trustee
Independent Trustees(4)
Russell Emery 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1962	Trustee	Indefinite. Since 2023	Chief Compliance Officer, The SEI Mutual Funds (2006 to 2022); Chief Compliance Officer, Advisors’ Inner Circle Fund I, II, and III (2006 to 2022)	15	None
Brian S. Ferrie 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1958	Trustee	Indefinite. Since 2023	Chief Compliance Officer, Treasurer, The Jensen Quality Growth Fund (2004 to 2020); Treasurer, Jensen Investment Management (2003 to 2020)	15	Trust for Advised Portfolios (16 portfolios) (2020 to present)
Wan-Chong Kung 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1960	Trustee	Indefinite. Since 2023	Senior Fund Manager, Nuveen Asset Management (FAF Advisors/First American Funds) (2011 to 2019)	15	Federal Home Loan Bank of Des Moines (February 2022 to present); Securian Funds Trust (12 portfolios) (October 2022 to present); Trust for Advised Portfolios (16 portfolios) (2020 to present)
Interested Trustee(5)
Christopher E. Kashmerick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1974	Trustee	Indefinite. Since 2023	Senior Vice President, U.S. Bancorp Fund Services, LLC (2011 to present)	15	Trust for Advised Portfolios (16 portfolios) (2018 to present)
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Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Russell B. Simon 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1980	President and Principal Executive Officer	Indefinite. Since 2023	Vice President, U.S. Bancorp Fund Services, LLC (2011 to present)
Diane K. Miller 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1972	Chief Compliance Officer and AML Officer	Indefinite. Since 2023	Vice President, U.S. Bancorp Fund Services, LLC (since January 2023); Chief Compliance Officer, Christian Brothers Investment Services (2017 to 2022)
Eric T. McCormick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1971	Treasurer and Principal Financial Officer	Indefinite. Since 2023	Vice President, U.S. Bancorp Fund Services, LLC (2005 to present)
Ryan M. Charles 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1978	Secretary	Indefinite. Since 2023	Vice President, U.S. Bancorp Fund Services, LLC (May 2021 to present); General Counsel, Davis Selected Advisers, L.P. (2014 to May 2021)
Scott A. Resnick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1983	Assistant Secretary	Indefinite. Since 2023	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2018 to present)
(1)Each Trustee serves an indefinite term; however, under the terms of the AMP Board’s retirement policy, a Trustee shall retire at the end of the calendar year in which he or she reaches the age of 75 (this policy does not apply to any Trustee serving at the time the policy was adopted). Each officer serves an indefinite term until the election of a successor.
(2)AMP Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies to the Zevenbergen Funds. The Funds do not hold themselves out as related to any other series within AMP Trust for purposes of investment and investor services, nor do they share the same investment adviser with any other series of AMP Trust.
(3)“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under only the Securities Exchange Act of 1934 (that is, “public companies”), or other investment companies registered under the 1940 Act.
(4)The Trustees of AMP Trust who are not “interested persons” of AMP Trust as defined under the 1940 Act (“Independent Trustees”).
(5)Mr. Kashmerick is deemed to be an “interested person” of AMP Trust as defined by the 1940 Act. Mr. Kashmerick is an interested Trustee of AMP Trust by virtue of the fact that he is an interested person of U.S. Bancorp Fund Services, LLC, the Acquiring Funds’ administrator, fund accountant, and transfer agent.
Additional Information Concerning Our Board of Trustees
Board Leadership Structure
The AMP Board has general oversight responsibility with respect to the operation of AMP Trust and the Acquiring Funds. The AMP Board has engaged the Adviser to manage the Acquiring Funds and is responsible for overseeing the Adviser and other service providers to AMP Trust and the Acquiring Funds in accordance with the provisions of the 1940 Act and other applicable laws. The AMP Board has established an Audit Committee to assist the AMP Board in performing its oversight responsibilities.
The Trust does not have a lead independent trustee. The AMP Board is chaired by Christopher E. Kashmerick, an “interested person” of AMP Trust as defined by the 1940 Act. AMP Trust has determined that its leadership
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structure is appropriate in light of, among other factors, the asset size and nature of AMP Trust, the arrangements for the conduct of AMP Trust’s operations, the number of Trustees, and the responsibilities of the AMP Board.
Board Oversight of Risk
Through its direct oversight role, and indirectly through the Audit Committee and officers of the Acquiring Funds and service providers, the AMP Board performs a risk oversight function for the Acquiring Funds. To effectively perform its risk oversight function, the AMP Board, among other things, performs the following activities: receives and reviews reports related to the performance and operations of the Acquiring Funds; reviews and approves, as applicable, the compliance policies and procedures of the Acquiring Funds; approves the Acquiring Funds’ principal investment policies; adopts policies and procedures designed to deter market timing; meets with representatives of various service providers, including the Adviser, to review and discuss the activities of the Acquiring Funds and to provide direction with respect thereto; and appoints a chief compliance officer of the Acquiring Funds who oversees the implementation and testing of the Acquiring Funds’ compliance program and reports to the AMP Board regarding compliance matters for the Acquiring Funds and their service providers.
AMP Trust has an Audit Committee, which plays a significant role in the risk oversight of the Acquiring Funds as it meets periodically with the independent registered public accounting firm of the Acquiring Funds. The AMP Board also meets quarterly with the Funds’ chief compliance officer.
Not all risks that may affect the Acquiring Funds can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Adviser or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve each Fund’s goals. As a result of the foregoing and other factors, the Acquiring Funds’ ability to manage risk is subject to substantial limitations.
Trust Committees. AMP Trust has two standing committees: the Audit Committee, which also serves as the Qualified Legal Compliance Committee (“QLCC”), and the Governance and Nominating Committee (the “Nominating Committee”).
The Audit Committee, comprised entirely of the Independent Trustees, is chaired by Mr. Ferrie. The primary functions of the Audit Committee are to select the independent registered public accounting firm to be retained to perform the annual audit of the Acquiring Funds, to review the results of the audit, to review the Acquiring Funds’ internal controls, to approve in advance all permissible non-audit services performed by the independent auditors and to review certain other matters relating to the Acquiring Funds’ independent registered public accounting firm and financial records. In its role as the QLCC, the committee’s function is to receive reports from an attorney retained by AMP Trust of evidence of a material violation by AMP Trust or by any officer, director, employee or agent of AMP Trust.
As of the date of this SAI, the Acquiring Funds have not commenced operations and the Audit Committee has not met in regard to the Acquiring Funds.
The Nominating Committee, comprised entirely of the Independent Trustees, is chaired by Ms. Kung, and is responsible for seeking and reviewing candidates for consideration as nominees for Trustees and meets only as necessary. The Nominating Committee will consider nominees nominated by shareholders. Recommendations by shareholders for consideration by the Nominating Committee should be sent to the President of AMP Trust in writing together with the appropriate biographical information concerning each such proposed Nominee, and such recommendation must comply with the notice provisions set forth in the AMP Trust By-Laws. In general, to comply with such procedures, such nominations, together with all required biographical information, must be delivered to and received by the President of AMP Trust at the principal executive offices of AMP Trust not later than 120 days and no more than 150 days prior to the shareholder meeting at which any such nominee would be voted on.
As of the date of this SAI, the Acquiring Funds have not commenced operations and the Nominating Committee has not met in regard to the Acquiring Funds.
The AMP Board has designated the Adviser to perform fair value determinations (the “Valuation Designee”). The Valuation Designee is subject to Board oversight and certain reporting and other requirements designed to facilitate the AMP Board’s ability to effectively oversee the Valuation Designee’s fair value determinations.
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Board Oversight of Risk Management. As part of its oversight function, the AMP Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.) the oversight of different types of risks is handled in different ways. For example, the Audit Committee meets regularly with the Chief Compliance Officer to discuss compliance and operational risks. The Audit Committee also meets with the Treasurer and AMP Trust’s independent registered public accounting firm to discuss, among other things, the internal control structure of AMP Trust’s financial reporting function. The full Board receives reports from the Adviser and Portfolio Managers as to investment risks as well as other risks that may be also discussed in Audit Committee.
In addition to the information provided in the table above, below is certain additional information concerning each particular Trustee and certain of their Trustee Attributes. The information provided below, and in the table above, is not all-inclusive. Many Trustee attributes involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests. In conducting its annual self-assessment, the AMP Board has determined that the Trustees have the appropriate attributes and experience to continue to serve effectively as Trustees of AMP Trust.
Information about Each Trustee’s Qualification, Experience, Attributes or Skills
Russell Emery’s experience in compliance, accounting, investment management and corporate finance gives him an extensive understanding of regulatory requirements, accounting requirements, investment operations and governance requirements of operating mutual funds and series trusts. He brings a unique perspective to the AMP Board from having over 16 years of experience serving as the Chief Compliance Officer to several investment companies operating as series trusts.
Brian S. Ferrie’s experience in finance and compliance in the mutual fund industry gives him a strong understanding of the regulatory requirements of operating a mutual fund. He also understands the complex nature of the financial requirements, both from a regulatory and operational perspective, of managing a mutual fund. Mr. Ferrie’s background and experience provide a unique perspective to the AMP Board.
Wan-Chong Kung’s experience managing fixed income mutual funds, with specific experience in commodities provides a diverse point-of-view for the AMP Board. Ms. Kung also has unique experience in education as she advises student-managed bond and equity funds.
Christopher E. Kashmerick has substantial mutual fund operations and shareholder servicing experience through his position as Senior Vice President of U.S. Bank Global Fund Services, and he brings more than 20 years of mutual fund and investment management experience, which makes him a valuable resource to the AMP Board as they contemplate various fund and shareholder servicing needs.
Each of the Trustees takes a conservative and thoughtful approach to addressing issues facing the Acquiring Funds. The combination of skills and attributes discussed above led to the conclusion that each of Messrs. Emery, Ferrie, and Kashmerick, and Ms. Kung should serve as a trustee.
Trustee Ownership of Fund Shares and Other Interests
No Trustee owned shares of the Acquiring Funds or any other series of AMP Trust as of the date of this SAI.
As of the date of this SAI, neither the Independent Trustees nor members of their immediate family, own securities beneficially or of record in the Adviser, the distributor, or an affiliate of the Adviser, or distributor. Accordingly, neither the Independent Trustees nor members of their immediate family, have direct or indirect interest, the value of which exceeds $120,000, in the Adviser, the distributor or any of their affiliates. In addition, during the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeds $120,000 and to which the Adviser, the distributor or any affiliate thereof was a party.
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Compensation
Set forth below is the estimated compensation to be received by the Independent Trustees from the Acquiring Funds for the fiscal year ending June 30, 2024. The Independent Trustees receive an annual retainer of $64,000 per year, a $2,000 per regular meeting fee per Independent Trustee, and a $1,000 special meeting fee per Independent Trustee. The Audit Committee chair receives a $4,000 annual fee and the Nominating and Governance Committee chair receives a $2,000 annual fee. The Independent Trustees also receive reimbursement from AMP Trust for expenses incurred in connection with attendance at meetings. AMP Trust has no pension or retirement plan. No other entity affiliated with AMP Trust pays any compensation to the Independent Trustees.

	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Annual Benefits Upon Retirement	Total Compensation from Fund Complex Paid to Trustees (1)
Independent Trustees
Russell Emery	$5,885	None	None	$11,769
Brian S. Ferrie	$6,087	None	None	$12,173
Wan-Chong Kung	$6,173	None	None	$12,346
Interested Trustee
Christopher E. Kashmerick	$0	None	None	$0
(1)There are currently multiple portfolios comprising AMP Trust. The term “Fund Complex” applies only to the Acquiring Funds.
CODES OF ETHICS
AMP Trust and the Adviser have each adopted separate Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, access persons of the Adviser to invest in securities that may be purchased or held by the Acquiring Funds. The distributor relies on the principal underwriter exception under Rule 17j-1(c)(3) from the requirement to adopt a code of ethics pursuant to Rule 17j-1 because the distributor is not affiliated with AMP Trust or the Adviser, and no officer, director, or general partner of the distributor serves as an officer or director of AMP Trust or the Adviser.
PROXY VOTING POLICIES AND PROCEDURES
The AMP Board has adopted Proxy Voting Policies and Procedures (the “Policies”) on behalf of AMP Trust which delegates the responsibility for voting proxies to the Adviser, subject to the AMP Board’s continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Acquiring Funds and their shareholders. The Policies also require the Adviser to present to the AMP Board, at least annually, the Adviser’s Policies and a record of each proxy voted by the Adviser on behalf of each Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.
A copy of the Adviser’s policies and procedures used to determine how to vote proxies related to portfolio securities can be found in Appendix B.
AMP Trust is required to file a Form N-PX, with the Acquiring Funds’ complete proxy voting record for the 12 months ended June 30, no later than August 31 of each year.
When available, each Fund’s proxy voting record will be available without charge, upon request, by calling toll-free at 1-844-ZVNBRGN (1-844-986-2746) and on the SEC’s website at www.sec.gov.
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of an Acquiring Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. If the control person is a company, the
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jurisdiction under the laws of which it is organized is listed. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of an Acquiring Fund. As of the date of this SAI, the Acquiring Funds had not commenced operations, and consequently, there were no Acquiring Fund shares outstanding.
THE FUNDS’ INVESTMENT ADVISER
ZCI, located at 326 Admiral Way, Suite 200, Edmonds, Washington 98020, serves as investment adviser to the Acquiring Funds pursuant to an investment advisory agreement with AMP Trust (the “Advisory Agreement”). ZCI Holdings LLC, located at 326 Admiral Way, Suite 200, Edmonds, Washington 98020, holds a controlling interest in ZCI and is, therefore, a control person of the Adviser. evenstar3 inc., wholly-owned by Nancy Zevenbergen, located at 326 Admiral Way, Suite 200, Edmonds, Washington 98020, holds a controlling interest in ZCI Holdings LLC and is therefore, a control person of the Adviser. Virtus Partners, Inc. is an affiliate of the Adviser by virtue of owning 30% of the economic interests of ZCI; however, it does not hold voting securities and is not considered a control person.
In consideration of the services to be provided by the Adviser pursuant to the Advisory Agreement, each Acquiring Fund pays the Adviser a monthly management fee that is calculated at the annual rate of 0.80% of the Fund’s average daily net assets.
Effective April 1, 2021, the advisory fee of the Zevenbergen Genea Predecessor Fund decreased from 0.90% to 0.80% and the limits on total annual fund operating expenses decreased from 1.25% to 1.15% for the Zevenbergen Genea Predecessor Fund’s Investor Class shares and from 1.00% to 0.90% for the Zevenbergen Genea Predecessor Fund’s Institutional Class shares.
The following tables shows the advisory fees paid to the Adviser by the Predecessor Funds for the fiscal years shown.

Zevenbergen Growth Fund	Advisory Fees Earned	Fee Waiver and Expense Reimbursement	Net Advisory Fees Paid
Fiscal year ended June 30, 2023	$690,070	$(218,943)	$471,127
Fiscal year ended June 30, 2022	$750,864	$(231,846)	$519,018
Fiscal year ended June 30, 2021	$806,382	$(222,372)	$584,010

Zevenbergen Genea Fund	Advisory Fees Earned	Fee Waiver and Expense Reimbursement	Net Advisory Fees Paid
Fiscal year ended June 30, 2023	$562,071	$(252,257)	$309,814
Fiscal year ended June 30, 2022	$1,325,690	$(324,918)	$1,000,772
Fiscal year ended June 30, 2021	$1,359,261	$(178,337)	$1,180,924
After its initial two year term, the Advisory Agreement continues in effect for successive annual periods so long as such continuation is specifically approved at least annually by the vote of (1) the AMP Board (or a majority of the outstanding shares of the Acquiring Funds), and (2) a majority of the Trustees who are not interested persons of any party to the Advisory Agreement, in each case, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time, without penalty, by either party to the Advisory Agreement upon a 60-day written notice and is automatically terminated in the event of its “assignment,” as defined in the 1940 Act.
In addition to the management fees payable to the Adviser, the Acquiring Funds are responsible for their own operating expenses, including: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of AMP Trust for the benefit of the Acquiring Funds including all fees and expenses of its custodian and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily NAV per share and of maintaining its books of account required under the 1940 Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Acquiring Funds’ shareholders and AMP Trust’s Board that are properly payable by the Acquiring Funds; salaries and expenses of
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officers and fees and expenses of members of the AMP Board or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Adviser or administrator; insurance premiums on property or personnel of the Acquiring Funds which inure to their benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and the statement of additional information of the Acquiring Funds or other communications for distribution to existing shareholders; legal counsel, auditing and accounting fees; trade association membership dues (including membership dues in the Investment Company Institute allocable to each Fund); fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Acquiring Funds, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as otherwise prescribed in the Advisory Agreement.
The Adviser has contractually agreed to waive a portion or all of the management fees payable to it by the Acquiring Funds and/or to pay the Acquiring Funds’ operating expenses to the extent necessary to limit each Fund’s aggregate annual operating expenses (excluding shareholder servicing fees, any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, acquired fund fees and expenses, merger or reorganization-related expenses, portfolio transaction expenses, interest expense and dividends paid on short sales, and extraordinary expenses) to the limits set forth in the Annual Fund Operating Expenses table of the Prospectus. The Adviser may request recoupment of previously waived fees and paid expenses from an Acquiring Fund for up to three years from the date they were waived or paid, subject to, after taking the recoupment into account, the Expense Caps at the time of waiver/payment or the Expense Caps at the time of recoupment, whichever is lower. Any such recoupment is also contingent upon the AMP Board’s subsequent review and ratification of the recouped amounts. Such recoupment may not be paid prior to each Fund’s payment of current ordinary operating expenses.
PORTFOLIO MANAGERS
The Acquiring Funds utilize a team-based approach to portfolio management and construction with all members contributing active recommendations on security selection through original research. Nancy Zevenbergen, CFA, Joseph Dennison, CFA, and Anthony Zackery, CFA are the Portfolio Managers jointly and primarily responsible for the day-to-day management of the Acquiring Funds’ portfolio.
The following table shows the number of other accounts jointly co-managed by the Portfolio Managers and the total assets in the accounts managed within various categories as of June 30, 2023.

Type of Accounts	Number of Accounts	Total Assets	Number of Accounts with Advisory Fee based on Performance	Total Assets
Registered Investment Companies	2	$1,802 million	0	$0
Other Pooled Investments	0	$0	0	$0
Other Accounts	239	$2,286 million	0	$0
Material Conflicts of Interest.
ZCI provides investment advisory services to certain accounts of, or related to, affiliates, employees and/or their family members. ZCI has procedures in place to ensure that the accounts described above are not shown preferential treatment over other accounts in the allocation of investments. ZCI’s compliance staff conducts quarterly testing of these procedures to ensure their continued effectiveness. These procedures are more fully described in ZCI’s Trading, Best Execution and Directed Brokerage and IPO Allocation Policies.
To address and manage these potential conflicts of interest, the Adviser has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of its clients (including the Acquiring Funds)
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is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, investment and trade aggregation and allocation policies and oversight by the Adviser’s compliance team.
Compensation. ZCI compensates Portfolio Managers with salaries reflective of their individual experience and commensurate with industry standards and those of regional competitors. In addition to salaries, portfolio managers receive additional compensation (either through annual incentive payments or as a result of ownership interests in ZCI) based on the firm’s collective effort to drive revenue and profit growth through 1) working in the best interest of clients by delivering superior investment performance, 2) concentrating on stellar service to ensure client retention, and 3) effectively marketing to garner new clients.
Dollar Range of Equity Securities in the Predecessor Funds Beneficially Owned
by the Portfolio Managers as of June 30, 2023
(None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001 - $500,000,
$500,001- $1,000,000, Over $1,000,000)

	Zevenbergen Growth Fund	Zevenbergen Genea Fund
Nancy Zevenbergen	Over $1,000,000	Over $1,000,000
Joseph Dennison	$100,001 - $500,000	$50,001-$100,000
Anthony Zackery	$100,001 - $500,000	$100,001 - $500,000
OTHER SERVICE PROVIDERS
Fund Administrator, Transfer Agent and Fund Accountant
Pursuant to an administration agreement (the “Administration Agreement”), Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the administrator and fund accountant to the Acquiring Funds. Global Fund Services provides certain services to the Funds including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Acquiring Funds’ independent contractors and agents; preparation for signature by an officer of AMP Trust of all documents required to be filed for compliance by AMP Trust and the Acquiring Funds with applicable laws and regulations, excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV per share and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Acquiring Funds, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, Global Fund Services does not have any responsibility or authority for the management of the Acquiring Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.
Pursuant to the Administration Agreement, Global Fund Services receives a portion of fees from the Acquiring Funds as part of a bundled-fee agreement for services performed as administrator and fund accountant and separately as the transfer agent and dividend disbursing agent (the “Transfer Agent”). Additionally, Global Fund Services provides Chief Compliance Officer services to AMP Trust under a separate agreement. The cost for the Chief Compliance Officer’s services is charged to the Acquiring Funds and approved by the AMP Board annually.
The following tables describe the fees paid by the Predecessor Funds pursuant to the Administration Agreement to Global Fund Services during the fiscal years indicated.

Zevenbergen Growth Fund
Fiscal year ended June 30, 2023	$100,059
Fiscal year ended June 30, 2022	$115,759
Fiscal year ended June 30, 2021	$124,117

Zevenbergen Genea Fund
Fiscal year ended June 30, 2023	$108,369
Fiscal year ended June 30, 2022	$205,004
Fiscal year ended June 30, 2021	$119,624
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Custodian
Pursuant to a custody agreement between AMP Trust and U.S. Bank National Association, located at 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212 (the “Custodian”), the Custodian serves as the custodian of the Acquiring Funds’ assets, holds the Acquiring Funds’ portfolio securities in safekeeping, and keeps all necessary records and documents relating to its duties. The Custodian is compensated with an asset-based fee plus transaction fees and is reimbursed for out-of-pocket expenses.
The Custodian and Global Fund Services do not participate in decisions relating to the purchase and sale of securities by the Acquiring Funds. Global Fund Services and the Custodian are affiliated entities under the common control of U.S. Bancorp. The Custodian and its affiliates may participate in revenue sharing arrangements with the service providers of mutual funds in which the Acquiring Funds may invest.
Independent Registered Public Accounting Firm
Cohen & Company, Ltd., 1835 Market Street, Suite 310, Philadelphia, Pennsylvania 19103, is the independent registered public accounting firm for the Acquiring Funds, whose services include auditing the Acquiring Funds’ financial statements and the performance of related tax services.
Legal Counsel
Morgan, Lewis & Bockius LLP, 1111 Pennsylvania Avenue NW, Washington, DC 20004, serves as legal counsel to AMP Trust.
EXECUTION OF PORTFOLIO TRANSACTIONS
Pursuant to the Advisory Agreement, the Adviser determines which securities are to be purchased and sold by the Acquiring Funds and which broker-dealers are eligible to execute each Fund’s portfolio transactions. Purchases of portfolio securities for the Acquiring Funds also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) which specialize in the types of securities which the Acquiring Funds will be holding, unless better executions are available elsewhere.
In placing portfolio transactions, the Adviser will seek best execution. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Adviser that it may lawfully and appropriately use in its investment advisory capacities, as well as provide other services in addition to execution services. The Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Advisory Agreement with the Acquiring Funds, to be useful in varying degrees, but of indeterminable value. Portfolio transactions may be placed with broker-dealers who sell shares of the Acquiring Funds subject to rules adopted by the Financial Industry Regulatory Authority, Inc. (“FINRA”) and the SEC.
While it is the Adviser’s general policy to first seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Acquiring Funds, in accordance with Section 28(e) under the Securities and Exchange Act of 1934, when it is determined that more than one broker can deliver best execution, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Acquiring Funds or to the Adviser, even if the specific services are not directly useful to the Acquiring Funds and may be useful to the Adviser in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Acquiring Funds may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer.
Investment decisions for the Acquiring Funds are made independently from those of other client accounts or mutual funds managed or advised by the Adviser. Nevertheless, it is possible that at times identical securities will be acceptable for both the Acquiring Funds and one or more of such client accounts or mutual funds. In such event, the position of the Acquiring Funds and such client account(s) or mutual funds in the same issuer may vary and the
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length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts or mutual funds seek to acquire the same security as the Acquiring Funds at the same time, the Acquiring Funds may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Acquiring Funds may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts or mutual funds simultaneously purchases or sells the same security that an Acquiring Fund is purchasing or selling, each day’s transactions in such security will be allocated between that Fund and all such client accounts or mutual funds in a manner deemed fair and reasonable by the Adviser. The Adviser takes into account the respective sizes of the accounts, the amount of cash available for investment, the investment objective of the account, the ease with which a client’s appropriate amount can be bought, the liquidity and volatility of the account and the urgency involved in making an investment decision for the client. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Acquiring Funds are concerned. In other cases, however, it is believed that the ability of the Acquiring Funds to participate in volume transactions may produce better executions for the Acquiring Funds.
The following tables describe the brokerage commissions paid by the Predecessor Funds during the fiscal years indicated.

Zevenbergen Growth Fund
Fiscal year ended June 30, 2023	$20,343
Fiscal year ended June 30, 2022	$28,127
Fiscal year ended June 30, 2021	$27,115

Zevenbergen Genea Fund
Fiscal year ended June 30, 2023	$23,662
Fiscal year ended June 30, 2022	$29,897
Fiscal year ended June 30, 2021	$54,341
For the fiscal year ended June 30, 2023, the Predecessor Funds did not own equity securities of their regular broker/dealers or their parent companies and, the Predecessor Funds did not pay any brokerage commissions to any registered broker-dealer affiliates of the Predecessor Funds, the Adviser, or the Distributor.
GENERAL INFORMATION
The AMP Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in an Acquiring Fund. Each share represents an interest in an Acquiring Fund proportionately equal to the interest of each other share. Upon an Acquiring Fund’s liquidation, all shareholders would share pro rata in the net assets of the Fund available for distribution to shareholders.
With respect to the Acquiring Funds, AMP Trust may offer more than one class of shares. AMP Trust reserves the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. Currently, each of the Acquiring Funds offers two share classes – Investor Class shares and Institutional Class shares.
AMP Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment. The Declaration of Trust provides that, at any meeting of shareholders of AMP Trust or of any series or class, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that
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portfolio otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two thirds of its outstanding shares, except that if the AMP Board recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series’ or class’ outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the AMP Board by written notice to the series’ or class’ shareholders. Unless each series and class is so terminated, AMP Trust will continue indefinitely.
The Declaration of Trust also provides that AMP Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of AMP Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and AMP Trust itself was unable to meet its obligations.
The Declaration of Trust does not require the issuance of stock certificates. If stock certificates are issued, they must be returned by the registered owners prior to the transfer or redemption of shares represented by such certificates.
Rule 18f-2 under the 1940 Act generally provides that as to any investment company having two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority of the outstanding voting securities” (as defined in the rule) of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.
ADDITIONAL PURCHASE, REDEMPTION, EXCHANGE, AND CONVERSION INFORMATION
The information provided below supplements the information contained in the Prospectus regarding the purchase and redemption of the Acquiring Funds’ shares.
How to Buy Shares
You may purchase shares of the Acquiring Funds from securities brokers, dealers or financial intermediaries (collectively, “Financial Intermediaries”). Investors should contact their Financial Intermediary directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged. The Funds may enter into arrangements with certain Financial Intermediaries whereby such Financial Intermediaries are authorized to accept your order on behalf of the Acquiring Funds. If you transmit your order to these Financial Intermediaries before the close of regular trading (generally 4:00 p.m., Eastern Time) on a day that the New York Stock Exchange (“NYSE”) is open for business, shares will be purchased at the appropriate per share price next computed after it is received by the Financial Intermediary. Investors should check with their Financial Intermediary to determine if it participates in these arrangements.
The public offering price of Fund shares is the NAV per share. Shares are purchased at the public offering price next determined after the Transfer Agent receives your order in good order (i.e., the written request contains your account number, states whether you want all or some of your shares redeemed, and is signed by all of the shareholders whose names appear on the account registration). In most cases, in order to receive that day’s public offering price, the Transfer Agent must receive your order in good order before the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time.
AMP Trust reserves the right in its sole discretion (i) to suspend the continued offering of an Acquiring Fund’s shares and (ii) to reject purchase orders in whole or in part when in the judgment of the Adviser or the Distributor such rejection is in the best interest of the Acquiring Funds. The Adviser has the right to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Fund’s shares.
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In addition to cash purchases, Fund shares may be purchased by tendering payment in-kind in the form of shares of stock, bonds or other securities. Any securities used to buy Fund shares must be readily marketable, their acquisition consistent with the Fund’s objective and otherwise acceptable to the Adviser and the AMP Board.
How to Sell Shares and Delivery of Redemption Proceeds
You may sell (redeem) your shares on any day the NYSE is open for regular trading. Redemptions are effected at the NAV next determined after the Transfer Agent has received your redemption request.
Payments to shareholders for shares of the Acquiring Funds redeemed directly from the Acquiring Funds will be made as promptly as possible, but no later than seven days after receipt by the Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that the Acquiring Funds may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Acquiring Funds not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Acquiring Funds’ shareholders.
The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of the Fund’s portfolio securities at the time of redemption or repurchase.
Telephone Redemptions
Shareholders with telephone transaction privileges established on their account may redeem Fund shares by telephone. Upon receipt of any instructions or inquiries by telephone from the shareholder, the Acquiring Funds or its authorized agents may carry out the instructions and/or respond to the inquiry consistent with the shareholder’s previously established account service options. For joint accounts, instructions or inquiries from either party will be carried out without prior notice to the other account owners. In acting upon telephone instructions, the Acquiring Funds and its agents use procedures that are reasonably designed to ensure that such instructions are genuine. These include recording all telephone calls, requiring pertinent information about the account and sending written confirmation of each transaction to the registered owner.
Global Fund Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If Global Fund Services fails to employ reasonable procedures, the Acquiring Funds and Global Fund Services may be liable for any losses due to unauthorized or fraudulent instructions. If these procedures are followed, however, to the extent permitted by applicable law, neither the Acquiring Funds nor its agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For additional information, contact Global Fund Services.
Redemptions In-Kind
The Funds have reserved the right to pay the redemption price of its shares in excess of the amounts specified by the rule, either totally or partially, by a distribution in-kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV per share for the shares being sold. If a shareholder receives a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash.
In the unlikely event an Acquiring Fund were to elect to make an in-kind redemption, the Fund would make such distribution by way of a pro rata distribution of securities that are traded on a public securities market or are otherwise considered liquid pursuant to the Fund’s liquidity policies and procedures. Except as otherwise may be approved by the Trustees, the Fund would not include the following securities in an in-kind distribution: (1) unregistered securities which, if distributed, would be required to be registered under the 1933 Act; (2) securities issued by entities in countries which (a) restrict or prohibit the holding of securities by non-nationals other than through qualified investment vehicles, such as a fund, or (b) permit transfers of ownership of securities to be effected only by transactions conducted on a local stock exchange; and (3) certain securities that, although they may be liquid and marketable, must be traded through the marketplace or with the counterparty to the transaction in order to effect a change in beneficial ownership.
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Exchange Privilege
As a shareholder, you have the privilege of exchanging shares of one Zevenbergen Fund for shares of other Zevenbergen Funds in AMP Trust. Before exchanging into another Zevenbergen Fund, you are advised to read a description of the Fund in this Prospectus. Additionally, please note the following:
•Exchanges may only be made between like shares classes;
•You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number;
•Exchanges are considered a sale and purchase of Fund shares for tax purposes and may be taxed as short-term or long-term capital gain or loss depending on the period shares are held;
•The Funds reserve the right to refuse exchange purchases by any person or group if, in the Adviser’s judgment, the Acquiring Funds would be unable to invest the money effectively in accordance with their investment objectives and policies, or would otherwise potentially be adversely affected;
•If you accepted telephone options on your account application, you can make a telephone request to exchange your shares for an additional $5 fee;
•The minimum exchange amount between existing accounts invested in the Zevenbergen Funds is $1,000; and
•You may make exchanges of your shares between the Acquiring Funds by telephone, in writing or through your Broker.
Converting Shares
Investors currently owning Investor Class shares may convert to Institutional Class shares if the Institutional Class minimum of $50,000 has been met.
DETERMINATION OF SHARE PRICE
The NAV of the Acquiring Funds is determined as of the close of regular trading on the NYSE (generally 4:00 p.m., Eastern Time), each day the NYSE is open for trading. However, an Acquiring Fund’s NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. The NYSE annually announces the days on which it will not be open for trading. It is expected that the NYSE will not be open for trading on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV will not be calculated on days when the NYSE is closed for trading.
NAV is calculated by adding the value of all securities and other assets attributable to the Acquiring Funds (including interest and dividends accrued, but not yet received), then subtracting liabilities attributable to the Acquiring Funds (including accrued expenses).
Securities primarily traded in the NASDAQ Global Market® for which market quotations are readily available shall be valued using the NASDAQ® Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. OTC securities which are not traded in the NASDAQ Global Market® shall be valued at the most recent sales price. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value in good faith in accordance with the Adviser’s pricing procedures, subject to oversight by the AMP Board.
Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above.
A Fund’s securities, including ADRs, which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Securities that are traded on more than one exchange are valued on the exchange determined by the Adviser to be the primary market.
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In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time an Acquiring Fund’s NAV is calculated (such as a significant surge or decline in the U.S. or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Acquiring Funds will value foreign securities at fair value, taking into account such events, in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek profit by estimating the Fund’s NAV in advance of the time the NAV is calculated. The Adviser anticipates that the Fund’s portfolio holdings will be fair valued only if market quotations for those holdings are considered unreliable or are unavailable.
All other assets of the Acquiring Funds are valued in such manner as the Adviser in good faith deems appropriate to reflect their fair value in accordance with the Adviser’s valuation procedures, subject to oversight by the AMP Board.
DISTRIBUTIONS AND TAX INFORMATION
Distributions
Dividends from net investment income and distributions from net profits from the sale of securities are generally made semi-annually. Also, the Acquiring Funds typically distribute any undistributed net investment income on or about December 31 of each year. Any net capital gains realized through the period ended October 31 of each year will also be distributed by December 31 of each year.
Each distribution by the Acquiring Funds is accompanied by a brief explanation of the form and character of the distribution. In January of each year, the Acquiring Funds will issue to each shareholder a statement of the amount and federal income tax status of all distributions.
Tax Information
The following is only a summary of certain additional U.S. federal income tax considerations generally affecting the Acquiring Funds and their shareholders that is intended to supplement the discussion contained in the Acquiring Funds’ prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Acquiring Funds or their shareholders, and the discussion here and in the Acquiring Funds’ prospectus is not intended as a substitute for careful tax planning.
The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.
Qualification as a Regulated Investment Company. The Funds have elected, and intend to qualify each year, to be treated as a RIC under Subchapter M of the Code. To qualify as a RIC, an Acquiring Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income) (the “Qualifying Income Test”; and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested, including through corporations in which the Fund the owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of RICs) of any one issuer, in the securities (other than the securities of other RICs) of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships.”
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As a RIC, an Acquiring Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it timely distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, an Acquiring Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., generally, its taxable income other than its net capital gain, computed without regard to the dividends paid deduction, plus or minus certain other adjustments), and (ii) 90% of its net tax-exempt income for the taxable year. A Fund will be subject to income tax at the regular corporate tax rate on any taxable income or gains that it does not distribute to its shareholders. Each Fund’s policy is to distribute to its shareholders all of its investment company taxable income (computed without regard to the dividends paid deduction) and any net realized long-term capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes. However, the Acquiring Funds can give no assurances that distributions will be sufficient to eliminate all taxes.
If, for any taxable year, an Acquiring Fund were to fail to qualify as a RIC under the Code or were to fail to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation at the regular corporate tax rate (currently 21%), and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, an Acquiring Fund’s distributions, to the extent derived from the Fund’s current and accumulated earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of non-corporate shareholders and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if an Acquiring Fund were to fail to qualify as a RIC in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Under certain circumstances, an Acquiring Fund may cure a failure to qualify as RIC, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. If an Acquiring Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund would generally be required to recognize, and would generally be subject to a corporate level tax with respect to, any net built-in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year.
A Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.
If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year, the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Those net capital losses can be carried forward indefinitely to offset capital gains, if any, in years following the year of the loss.
As of June 30, 2023, the Predecessor Funds had capital loss carryforwards as stated in the table below, which reduce an Acquiring Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve an Acquiring Fund of any liability for federal tax. Pursuant to the Code, the character of such capital loss carryforwards is as follows:

	Short-Term	Long-Term	Total
Zevenbergen Growth Fund	$17,471,750	$—	$17,471,750
Zevenbergen Genea Fund	$17,681,943	$26,628,794	$44,310,737
Federal Excise Tax. To avoid a non-deductible excise tax, an Acquiring Fund must also distribute (or be deemed to have distributed) by December 31 of each calendar year at least the sum of (i) 98% of its ordinary income for such
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year, (ii) 98.2% of the excess of its realized capital gains over its realized capital losses for the 12 month period ending on October 31 during such year, and (iii) any retained amount from the prior calendar year on which an Acquiring Fund or shareholders paid no income tax. Each Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. For example, an Acquiring Fund may receive delayed or corrected tax reporting statements from its investments that cause such Fund to accrue additional income and gains after such Fund has already made its excise tax distributions for the year. In such a situation, an Acquiring Fund may incur an excess tax liability resulting from such delayed receipt of such tax information statements.
Distributions to Shareholders. A Fund’s net investment income generally consists of interest and dividend income, less expenses. Net realized capital gains for a fiscal period are computed by taking into account any capital loss carryforward of the applicable Fund. Taxable dividends and distributions are subject to tax whether you receive them in cash or in additional shares.
Distributions of net investment income and net short-term capital gains are taxable to shareholders as ordinary income or, for non-corporate shareholders, as qualified dividend income. Distributions from an Acquiring Fund’s net capital gain (i.e., the excess of the Fund’s net long-term capital gains over its net short-term capital losses) are taxable to shareholders as long-term capital gains regardless of the length of time shares have been held. In general, to the extent that an Acquiring Fund receives qualified dividend income, the Fund may report a portion of the dividends it pays as qualified dividend income, which for non-corporate shareholders is subject to U.S. federal income tax rates of up to 20%. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (i.e., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, and foreign corporations if the stock with respect to which the dividend was paid is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become “ex-dividend” with respect to such dividend, (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. In order for a dividend on certain preferred stock to be treated as qualified dividend income, the shareholder must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend. The holding period requirements described in this paragraph apply to shareholders’ investments in an Acquiring Fund and to the Fund’s investments in underlying dividend-paying stocks. Distributions received by an Acquiring Fund from another RIC will be treated as qualified dividend income only to the extent so reported by such other RIC. If 95% or more of an Acquiring Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income.
Dividends paid by an Acquiring Fund that are attributable to dividends received by the Fund from domestic corporations may qualify for the dividends received deduction for corporate shareholders of the Fund. The investment strategies of the Acquiring Funds may limit their ability to make distributions eligible for the dividends received deduction.
To the extent that an Acquiring Fund makes a distribution of income received by such Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualifying dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.
If an Acquiring Fund’s distributions exceed its earnings and profits, all or a portion of the distributions may be treated as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce each shareholder’s tax basis, resulting in a higher capital gain or lower capital loss when the shares on which the distribution was received are sold. After a shareholder’s tax basis in the shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s shares.
Each shareholder who receives taxable distributions in the form of additional shares will be treated for U.S. federal income tax purposes as if receiving a distribution in an amount equal to the amount of money that the shareholder
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would have received if he or she had instead elected to receive cash distributions. The shareholder’s aggregate tax basis in shares of the applicable Fund will be increased by such amount.
A dividend or distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder’s cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment though taxable to the shareholder in the same manner as other dividends or distributions. This is known as “buying a dividend” and should be avoided by taxable investors.
A dividend or other distribution by an Acquiring Fund is generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.
Distributions are includable in alternative minimum taxable income for non-corporate shareholders in computing such shareholder’s liability for the alternative minimum tax. Shareholders should note that the Acquiring Funds may make taxable distributions of income and capital gains even when share values have declined.
The Funds (or their administrative agent) will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions, if any, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held your shares for a full year, an Acquiring Fund may designate and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.
Sales, Exchanges or Redemptions. Any gain or loss recognized on a sale, exchange, or redemption of shares of an Acquiring Fund by a shareholder who holds Fund shares as a capital asset, will generally be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss.
Any loss realized upon redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period. Any loss realized upon a redemption may be disallowed under certain wash sale rules to the extent shares of the applicable Fund are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption.
A 3.8% tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, dividends, interest and certain capital gains (among other categories of income) are generally taken into account in computing a shareholder’s net investment income.
The Funds will be required to report to the Internal Revenue Service (“IRS”) all distributions of taxable income and capital gains as well as gross proceeds from the redemption of Fund shares, except in the case of exempt recipient shareholders, which includes most corporations. The Funds will also be required to report tax basis information for such shares and indicate whether these shares had a short-term or long-term holding period. If a shareholder has a different basis for different shares of an Acquiring Fund in the same account (e.g., if a shareholder purchased shares in the same account at different times for different prices), the Fund calculates the basis of the shares sold using its default method unless the shareholder has properly elected to use a different method. Each Fund’s default method for calculating basis is the High Cost method, under which the shares with the highest cost are redeemed first. A shareholder may elect, on an account-by-account basis, to use a method other than the High Cost method by following procedures established by the Acquiring Funds or their administrative agent. If such an election is made on or prior to the date of the first exchange or redemption of shares in the account and on or prior to the date that is one year after the shareholder receives notice of the applicable Fund’s default method, the new election will
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generally apply as if the High Cost method had never been in effect for such account. Shareholders should consult their tax advisers concerning the tax consequences of applying the High Cost method or electing another method of basis calculation. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.
Tax Treatment of Complex Securities. The Funds may invest in complex securities and these investments may be subject to numerous special and complex tax rules. These rules could affect the Acquiring Funds’ ability to qualify as a RIC, affect whether gains and losses recognized by the Acquiring Funds are treated as ordinary income or capital gain, accelerate the recognition of income to the Acquiring Funds and/or defer the Acquiring Funds’ ability to recognize losses, and, in limited cases, subject the Acquiring Funds to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Acquiring Funds.
Foreign Taxes. The Funds may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases.
If more than 50% of the value of an Acquiring Fund’s total assets at the close of their taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible to and intends to file an election with the IRS that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. Pursuant to the election, such Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders’ federal income tax. If an Acquiring Fund makes the election, such Fund (or its administrative agent) will report annually to their shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions. If an Acquiring Fund does not hold sufficient foreign securities to meet the above threshold, then shareholders will not be entitled to claim a credit or further deduction with respect to foreign taxes paid by such Fund.
A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by an Acquiring Fund may be subject to certain limitations imposed by the Code, which may result in a shareholder not receiving a full credit or deduction (if any) for the amount of such taxes. In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes. Even if an Acquiring Fund were eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in an Acquiring Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by an Acquiring Fund.
Tax Shelter Reporting Regulations. Under Treasury regulations, if a shareholder recognizes a loss with respect to an Acquiring Fund’s shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single year (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to adverse tax consequences, including substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Backup Withholding. Pursuant to the backup withholding provisions of the Code, distributions of any taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding at the
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current rate of 24% in the case of non-exempt shareholders who fail to furnish the Acquiring Funds with their taxpayer identification numbers or with required certifications regarding their status under the federal income tax law, or if the IRS notifies the Acquiring Funds that such backup withholding is required. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate and other exempt shareholders should provide the Acquiring Funds with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding. Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder’s ultimate federal income tax liability if proper documentation is provided. The Funds reserve the right to refuse to open an account for any person failing to provide a certified taxpayer identification number.
Non-U.S. Investors. Any non-U.S. investors in the Acquiring Funds may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in an Acquiring Fund. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. The Funds may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of shares of an Acquiring Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Acquiring Funds. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.
Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), the Acquiring Funds are required to withhold 30% of certain ordinary dividends they pay to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. person that timely provides the certifications required by an Acquiring Fund or its agent on a valid IRS Form W-9 or applicable series of IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to an Acquiring Fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement. The Funds will not pay any additional amounts in respect to any amounts withheld.
A non-U.S. entity that invests in an Acquiring Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors in the Fund should consult their tax advisors in this regard.
Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Fund generally serves to block UBTI from being realized by its tax-exempt shareholders. However, notwithstanding the foregoing, a tax-exempt shareholder
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could realize UBTI by virtue of an investment in the Fund where, for example: (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.
The Funds’ shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from the Acquiring Funds until a shareholder begins receiving payments from their retirement account. Because each shareholder’s tax situation is different, shareholders should consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.
This discussion and the related discussion in the Prospectus have been prepared by the Acquiring Funds’ management. The information above is only a summary of some of the federal income tax considerations generally affecting the Acquiring Funds and their shareholders. No attempt has been made to discuss individual tax consequences, and this discussion should not be construed as applicable to all shareholders’ tax situations. Investors should consult their own tax advisors to determine the suitability of the Acquiring Funds and the applicability of any state, local or foreign taxation.
DISTRIBUTION AGREEMENT
AMP Trust has entered into a Distribution Agreement with Quasar Distributors (the “Distribution Agreement”), a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC, located at 111 E. Kilbourn Avenue, Suite 2200, Milwaukee, Wisconsin 53202, pursuant to which the Distributor acts as the Acquiring Funds’ distributor, provides certain administration services and promotes and arranges for the sale of Acquiring Fund shares. The offering of the Acquiring Funds’ shares is continuous. The Distributor is a registered broker-dealer and member of FINRA.
The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the AMP Board or by vote of a majority of the Acquiring Funds’ outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by AMP Trust on behalf of the Fund’s on 60 days’ written notice when authorized either by a majority vote of the Acquiring Funds’ shareholders or by vote of a majority of the AMP Board, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of AMP Trust, or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).
RULE 12b-1 DISTRIBUTION AND SERVICE PLAN
AMP Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) under which each Acquiring Fund’s Investor Class shares pay the Distributor an amount which is accrued daily and paid quarterly, at an annual rate of up to 0.25% of the average daily net assets of each Acquiring Fund’s Investor Class shares. Amounts paid under the Plan, by the Acquiring Funds, are paid to the Distributor to reimburse it for costs of the services it provides and the expenses it bears in the distribution of the Acquiring Funds’ shares, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Acquiring Funds’ shares to prospective investors; and preparation, printing and distribution of sales literature and advertising materials. Such fee is paid to the Distributor each year only to the extent of such costs and expenses of the Distributor under the Plan actually incurred in that year. In addition, payments to the Distributor under the Plan reimburse the Distributor for payments it makes to selected dealers and administrators which have entered into Service Agreements with the Distributor of periodic fees for services provided to shareholders of the Fund. The services provided by selected dealers pursuant to the Plan are primarily designed to promote the sale of shares of the Acquiring Funds and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Acquiring Funds in servicing such shareholders. The services provided by the administrators pursuant to the Plan are designed to provide support services to the Acquiring Funds and include establishing and maintaining shareholders’ accounts and records, processing purchase and redemption transactions,
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answering routine client inquiries regarding the Acquiring Funds and providing other services to the Fund as may be required.
Under the Plan, the Trustees will be furnished quarterly with information detailing the amount of expenses paid under the Plan and the purposes for which payments were made. The Plan may be terminated at any time by vote of a majority of the Trustees of AMP Trust who are not interested persons. Continuation of the Plan is considered by such Trustees no less frequently than annually. With the exception of the Distributor and the Adviser, in their capacities as the Acquiring Funds’ principal underwriter and distribution coordinator, respectively, no interested person has or had a direct or indirect financial interest in the Plan or any related agreement.
While there is no assurance that the expenditures of the Acquiring Funds’ assets to finance distribution of shares will have the anticipated results, the AMP Board believes there is a reasonable likelihood that one or more of such benefits will result, and because the AMP Board is in a position to monitor the distribution expenses, it is able to determine the benefit of such expenditures in deciding whether to continue the Plan.
Any material amendment to the Plan must be approved by the AMP Board, including a majority of the Independent Trustees, or by a vote of a “majority” (as defined in the 1940 Act) of the outstanding voting securities of the applicable class or classes. The Plan may be terminated, with respect to a class or classes of the Acquiring Funds, without penalty at any time: (1) by vote of a majority of the AMP Board, including a majority of the Independent Trustees; or (2) by a vote of a “majority” (as defined in the 1940 Act) of the outstanding voting securities of the applicable class or classes.
The following tables describe the allocation of Rule 12b-1 fees by the Investor Class shares of the Predecessor Funds during the fiscal year indicated.

Zevenbergen Growth Fund Fiscal year ended June 30, 2023
Advertising	Printing /Mailing	Payment to Distributor	Payment to Dealers	Compensation to Sales Personnel	Interest, Carrying, Other Financing	Other	Total
$635	—	—	$25,367	$3,612	—	$337	$29,951

Zevenbergen Genea Fund Fiscal year ended June 30, 2023
Advertising	Printing /Mailing	Payment to Distributor	Payment to Dealers	Compensation to Sales Personnel	Interest, Carrying, Other Financing	Other	Total
$1,789	—	—	$71,383	$10,171	—	$1,773	$85,116
SHAREHOLDER SERVICING PLAN
AMP Trust has adopted a Shareholder Service Plan under which the Acquiring Funds’ Investor Class shares may pay a fee of up to 0.15% and the Acquiring Funds’ Institutional Class shares may pay a fee of up to 0.10% of the average daily net assets of the Acquiring Funds’ Investor Class shares and Institutional Class shares, respectively, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents provided to the Acquiring Funds by intermediaries such as banks, broker-dealers, financial advisers or other financial institutions. Because the Acquiring Funds’ pay shareholder service fees on an ongoing basis, your investment cost over time may be higher than paying other types of sales charges.
In addition to the fees that each Acquiring Fund may pay to its Transfer Agent, the AMP Board has authorized each Acquiring Fund to pay service fees, at the annual rate of up to 0.15% of applicable average net assets or $20 per account, to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions for sub-administration, sub-transfer agency, recordkeeping (collectively, “sub-accounting services”) and other shareholder
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services associated with shareholders whose shares are held of record in omnibus, networked, or other group accounts or accounts traded through registered securities clearing agents. Unless an Acquiring Fund has adopted a shareholder servicing plan that authorizes a specific services fee, any sub-accounting fee paid by the Fund is included in the total amount of “Other Expenses” listed in the Fund’s Fees and Expenses table in the Prospectus.
The following tables describe the shareholder servicing plan fees paid by the Predecessor Funds during the fiscal years indicated.

Zevenbergen Growth Fund
Fiscal year ended June 30, 2023	$92,249
Fiscal year ended June 30, 2022	$107,588
Fiscal year ended June 30, 2021	$119,656

Zevenbergen Genea Fund
Fiscal year ended June 30, 2023	$87,282
Fiscal year ended June 30, 2022	$206,728
Fiscal year ended June 30, 2021	$200,677
MARKETING AND SUPPORT PAYMENTS
The Adviser, out of its own resources and without additional cost to the Acquiring Funds or their shareholders, may provide additional cash payments or other compensation to certain financial intermediaries who sell shares of the Acquiring Funds. Such payments may be divided into categories as follows:
Support Payments. Payments may be made by the Adviser to certain financial intermediaries in connection with the eligibility of the Acquiring Funds to be offered in certain programs and/or in connection with meetings between the Acquiring Funds’ representatives and financial intermediaries and its sales representatives. Such meetings may be held for various purposes, including providing education and training about the Acquiring Funds and other general financial topics to assist financial intermediaries’ sales representatives in making informed recommendations to, and decisions on behalf of, their clients.
Entertainment, Conferences and Events. The Adviser also may pay cash or non-cash compensation to sales representatives of financial intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainments; and/or (iii) sponsorship support for the financial intermediary’s client seminars and cooperative advertising. In addition, the Adviser pays for exhibit space or sponsorships at regional or national events of financial intermediaries.
The prospect of receiving, or the receipt of additional payments or other compensation as described above by financial intermediaries may provide such intermediaries and/or their salespersons with an incentive to favor sales of shares of the Funds, and other mutual funds whose affiliates make similar compensation available, over sale of shares of mutual funds (or non-mutual fund investments) not making such payments. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to the Fund shares.
FINANCIAL STATEMENTS
The Predecessor Funds’ Annual Report to shareholders for the fiscal year ended June 30, 2023 is a separate document and the financial statements, accompanying notes and report of the independent registered public accounting firm appearing therein are incorporated by reference into this SAI.
You can obtain the annual report without charge on the SEC’s website at www.sec.gov, upon written request, or request by telephone at 1-844-ZVNBRGN (1-844-986-2746).

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APPENDIX A
DESCRIPTION OF SECURITIES RATINGS
Short-Term Credit Ratings
A Standard & Poor’s short-term issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:
“A-1” – A short-term obligation rated “A-1” is rated in the highest category and indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
Local Currency and Foreign Currency Risks – Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.
Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:
“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.
The DBRS® Ratings Limited (“DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.
The following summarizes the ratings used by DBRS for commercial paper and short-term debt:
“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.
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“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.
About Credit Ratings
A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.
Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.
Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.
DBRS credit ratings are opinions based on the quantitative and qualitative analysis of information sourced and received by DBRS, which information is not audited or verified by DBRS. Ratings are not buy, hold or sell recommendations and they do not address the market price of a security. Ratings may be upgraded, downgraded, placed under review, confirmed and discontinued.
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APPENDIX B

Proxy Voting Policy and Procedures	Effective Date: July 31, 2020	Page 1 of 4
Zevenbergen Capital (ZCI or the Firm) has adopted and implemented policies and procedures designed to ensure proxies are voted in the best interest of clients, in accordance with its fiduciary duties and SEC rule 206(4)-6 of the Investment Advisers Act of 1940. ZCI’s authority to vote proxies for clients is established by the Firm’s investment advisory agreements or comparable documents and its Proxy Voting Policies and Procedures have been tailored to reflect these obligations. In addition to SEC requirements governing advisers, the Firm’s proxy voting policies also reflect the long-standing fiduciary standards and responsibilities for ERISA accounts.
Statement of Policies
In voting shares held for clients in its fiduciary capacity, ZCI’s policy is to:
•Consider only the best interests of the fiduciary accounts’ beneficiaries
•Consider economic and ethical implications in determining the best interests of the beneficiaries
•Base the decision on how to vote using reasonable skill and care in determining the issues involved
•Vote proxies at the written request of a client (as may be allowed), should their specific choice of votes differ from the manner in which ZCI would vote under its own Proxy Voting Guidelines
•Resolve material conflicts of interest in the best interest of clients
•Vote on every proxy issue, whether or not the vote supports management
•Make every effort to vote proxies for all shares unless voting responsibility has been retained by the client or securities are on loan
•Vote proxies of ERISA accounts with duty of loyalty, prudence, compliance with the plan, as well as a duty to avoid prohibited transactions
ZCI uses its Proxy Voting Guidelines as the template for voting all proxies. The Firm’s Proxy Voting Guidelines are updated and reviewed at least annually. Proxy voting issues that fall outside of ZCI’s established Proxy Voting Guidelines are reviewed and voted on a case-by-case basis by ZCI’s Proxy Voting Committee, taking into consideration all relevant facts and circumstances at the time of the vote.
The basis for the formulation of ZCI’s Proxy Voting Guidelines has been developed through the Firm’s internal research and use of outside resources (i.e., review of corporate governance and proxy voting issues and/or analysis of shareholder and management proposals, etc.).
ZCI understands that environmental, social and governance (ESG) factors may affect company performance and global welfare. When evaluating ESG-related proxy items, ZCI considers the overall benefit to shareholders, the company’s size, available resources and industry. Where feasible, ZCI supports increased disclosure and improved practices related to ESG factors.
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Proxy Voting Policy and Procedures	Effective Date: July 31, 2020	Page 2 of 4
Conflicts of Interest
Any material conflicts of interest (e.g. ballot items sponsored by one of ZCI’s significant clients, ballots for securities issued by ZCI or its affiliates, client shareholder activism ballot sponsorship etc.) are resolved in the best interest of clients. All conflicts of interest are voted in accordance with the Firm’s pre-determined Proxy Voting Guidelines. Should the conflict be unique to ZCI’s Guidelines and involve discretion, the Firm votes in accordance with advice provided by an independent third-party qualified in proxy proposal research and voting recommendations.
Responsibility and Oversight
ZCI’s Chief Compliance Officer (CCO) has oversight responsibility for the Firm’s Proxy Voting Policies and Procedures. ZCI has designated an Investment Associate with day-to-day responsibility for proxy voting and record keeping. Appropriate backup support has also been assigned. Additionally, ZCI has formed a Proxy Voting Committee, with membership to include at least a Portfolio Manager (PM) and the CCO. The Proxy Voting Committee has the following responsibilities:
•Oversee the proxy voting process
•Determine the Firm’s process for voting (i.e., Committee voting structure, etc.)
•Determine the Firm’s procedures for voting issues that do not fall into one of the categories defined under ZCI’s Proxy Voting Guidelines
•Develop, authorize, implement and update proxy voting policies and procedures
•Monitor legislative and corporate governance developments and coordinate any corporate or other communication related to proxy issues
•Oversite and due diligence of ZCI’s third-party proxy service providers, encompassing the provider described in the next section as well as the independent third-party qualified in proxy proposal research and voting recommendations, which may include, but is not limited to: accuracy of votes cast, record retention and reporting capabilities, financial solvency, ability to meet regulatory requirements, skill, care and objectivity in its proxy voting recommendations, client service responsiveness and system availability
•Consult with PMs as necessary for company specific analysis
•As required or requested, provide accurate and timely proxy voting records to facilitate filing of the annual Form N-PX by mutual funds to which ZCI serves as adviser or sub-adviser
•Meet at least annually and as necessary to fulfill its responsibilities

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Proxy Voting Policy and Procedures	Effective Date: July 31, 2020	Page 3 of 4
Voting Procedures
ZCI utilizes an independent, third-party proxy service vendor to facilitate voting and record keeping for all client proxy voting. ZCI maintains total control over voting.
ZCI’s proxy service vendor receives “proxy cards” for securities held in client portfolios and enters proxy details on-line for ZCI’s review. ZCI then reconciles proxies received by the proxy service vendor against holdings in accounts for which the Firm has voting responsibility on the record date (with consideration for accounts participating in securities lending programs, as well as trade and settlement issues). ZCI makes every effort to resolve any reconcilement discrepancies but may be unable to reconcile shares for accounts participating in securities lending programs. ZCI then votes proxies on-line through the proxy service vendor in accordance with the Firm’s Proxy Voting Guidelines, unless otherwise directed by clients (as may be allowed), or in keeping with voting procedures for conflict securities described earlier in this Policy. Should a proxy item fall outside the Proxy Voting Guidelines (and not identified as a conflict of interest), the Proxy Voting Committee will meet to determine how the Firm will vote the item through simple majority. Should the Committee be unable to reach a simple majority on a given item, ZCI will vote in accordance with the recommendation of the same independent third-party proxy research firm used in determining the votes for conflicts of interest described previously.
Client Directed Voting
ZCI has a relationship whereby the client requires ZCI to vote proxies according to separate guidelines provided by the client. The Firm uses the third-party proxy voting service provider (described above) to maintain the guidelines and to facilitate voting.
ZCI will make every effort to follow the procedures set forth in this policy for this client, but it may be necessary to vary from these procedures given the nature of the relationship. One such variance is how ZCI will vote proxy items that fall outside the client’s guidelines. ZCI will vote these items according to the third-party service provider’s recommendation. Additionally, ZCI maintains separate records for this client’s voting activity.
Client Proxy Voting Records
A client can request information on how their proxies were voted. ZCI will provide such record as soon as practicable after the request and in a manner that is practical given the Firm’s size and resources and, in a format accommodated by ZCI’s third-party proxy voting service provider. In addition, ZCI’s Proxy Voting Policies and Procedures and the Proxy Voting Guidelines are provided to all clients and prospective clients upon request. All requests for proxy voting information may be made by mail, email or by calling ZCI’s office. By general policy, ZCI does not disclose to third parties how client proxies were voted.
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Proxy Voting Policy and Procedures	Effective Date: July 31, 2020	Page 4 of 4
Disclosure
ZCI’s Proxy Voting Policy and Procedures are described in Part 2A of the Firm’s Form ADV. In addition to this description, ZCI’s Form ADV discloses to clients how to direct ZCI to vote on a particular item or to request a record of votes cast on their behalf.
Recordkeeping
ZCI’s proxy service vendor maintains transaction history for all proxy ballots voted. In addition, ZCI keeps a complete record of all proxy votes for all clients in either hard copy or electronic format (filed based on proxy meeting date). All records are retained for six (6) years from the calendar year to which the records are related, with the past two (2) full years held on-site.
ZCI maintains records of all proxies voted, as well as copies of the Firm’s policies and procedures, and Proxy Voting Guidelines. Copies of any documents created that are material in the firm’s decision how to vote proxies on behalf of a client are also kept (i.e., Committee voting record on ballot items for which ZCI does not have prior established voting instruction as part of its Proxy Voting Guidelines, etc.). This includes any written client request for proxy voting records and ZCI’s associated response.
ZCI maintains accurate proxy voting records to enable the client to determine whether the Firm is fulfilling its obligations. ZCI’s records include company name and meeting date, issues voted on and record of the vote and the number of shares voted.
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SUPPLEMENTAL FINANCIAL INFORMATION

Rule 6-11(d)(2) under Regulation S-X requires that, with respect to any fund acquisition, registered investment companies must provide certain supplemental financial information in lieu of pro forma financial statements required by Regulation S-X. For this reason, pro forma financial statements of the Acquiring Funds are not included in this SAI.
Tables showing the fees and expenses of the Target Funds, which are identical to those of the Acquiring Funds on a pro forma basis after giving effect to the proposed Reorganizations, are included under “Fees and Expenses” in the Information Statement/Prospectus.
Under the Agreement and Plan of Reorganization, the Target Funds are proposed to be reorganized into the Acquiring Funds.
The Reorganizations will not result in a material change to the Target Funds’ investment portfolio due to the investment restrictions of the Acquiring Funds being identical to those of the Target Funds. Each security held by the Target Funds is eligible to be held by the Acquiring Funds and the Acquiring Funds will have the same investment objectives and strategies as the Target Funds. As a result, a schedule of investments of the Target Funds modified to show the effects of the change is not required and is not included.
There are no material differences in accounting policies of the Target Funds as compared to those of the Acquiring Funds.

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